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Exhibit 10.18

SALES AUTHORIZATION RELEASE		MASTER PROJECT #
PROJECT #
WORK ORDER #
CONTRACT:	STC004135	SALES AUTHORIZATION RELEASE #	06—23
MODIFICATION:	1	CONTRACT/MOD TYPE:	FFP
CONTRACT/MOD DATE:	August 8, 2006	PROGRAM MGMT POC:	Mike Martyn
F.O.B. POINT	Origin (FPI Facility)	CONTRACT POC:	Terry LaBorde
DESCRIPTION:	ILAV Vehicles & FSR Support

SCOPE OF WORK:

1.
171 Vehicles        Delivery: (2) Sept 2996; (10) Oct. 2006; (20) Nov. 2006; (30) Dec. 2006; (32) Jan 2006; (32) Feb 2006; (32) Mar 2006; (13) Apr 2006

2.
CLS Support in accordance with Statement of Work Section C 5

3.
Per Section 8.18 BAE responsible for supplying all materials in accordance with FPI Mater Planning Schedule. BAE and FPI must finalize delivery of materials from BAE to FPI within 20 days after contract execution. BAE responsible for repair/replacement any all expediting, freight charges, and direct cost associated with a rejection/delay/shortage of BAE furnished materials. FPI must notify BAE within 48 hour of discovering any damage, rejection or shortage of ABE furnished material.

4.
FPI BOS Quality System is applicable (See Section 5.2)

5.
FPI proprietary information must be marked with proprietary legend before submittal to BAE

6.
Payment terms net 20 days

SPECIAL TERMS & CONDITIONS, IF APPLICABLE:

NOTE: Contract and contract modifications are available on S/Library/Contracts

BAE SYSTEMS LAND & ARMAMENTS, L.P., GROUND SYSTEMS DIVISION
MODIFICATION NO: 01—SUBCONTRACT NO: SCT004135
SECTION 1—SUBCONTRACT FORM
03 AUGUST 2006

To:	Force Protection Industries, Inc.	From:	BAE Systems Land & Armaments L.P.
	9801 Highway 78		Ground Systems Division
	Building 1		P.O. Box 15512
	Ladson, SC 29456		York, PA 17405-1512
	Attention: Otis Byrd		Attention: Terrence L. LaBorde
	Title: Director of Contracts		Title: Senior Subcontract Specialist

THIS MODIFICATION NO: 01 TO SUBCONTRACT SCT004135, entered into by and between BAE Systems Land & Armaments L.P., a Delaware registered limited partnership, acting through its Ground Systems Division, address shown above (hereinafter referred to as "GSD"), and Force Protection Industries, Inc., a corporation organized and existing under the laws of the State of Nevada (hereinafter referred to as "Subcontractor" or "Contractor") is issued in accordance with the Changes clause to incorporate negotiated Terms and Conditions throughout Sections 1 through 10.

WHEREAS, GSD and Subcontractor wish to modify the Subcontract.

NOW THEREFORE, in consideration of the foregoing and the undertakings hereinafter set forth, GSD and the Subcontractor do hereby agree to the following:

1.     Subcontract Form

1.1   General Subcontract Information

This Subcontract is issued under:

GSD Prime Contract Number:	W56HZV-06-D-VB01
DPAS Rating:	DOA4
Program:	Iraqi Light Armored Vehicle (ILAV)
Subcontract Issue Date:	14 June 2006
Original Subcontract Value & Funding:	$51,266,969
Modification Decrease In Value & Funding:	1,042,302
Subcontract Total Price This Modification 01:	$50,224,667

Unless otherwise agreed to by the parties, GSD shall award Subcontractor fifty percent (50%) of all vehicles ordered under the prime contract as well as all spares and Contractor Logistic Support (CLS) services for the term of the prime contract.

Prime Contract Number: W56HZV-06-D-VB01

1.2   Execution of Required Activity

The Subcontractor shall provide all necessary resources to include but not be limited to labor, material, equipment, facilities, and management to accomplish the effort prescribed herein and shall otherwise fully comply with the terms and conditions of this Subcontract.

The Subcontractor has also represented that it does not require additional GSD or Government Furnished Facilities for completion of the effort prescribed hereunder unless otherwise agreed to by both parties and addressed herein to provide for the allowable use of the stated facilities by the Subcontractor.

1.3   Inclusive Sections

Documents comprising this Subcontract are as follows:

Document	Title of Document	Issue Date	Modification Number
Section 1	Subcontract Form	3 August 2006	01
Section 2	Supplies or Services and Prices/Costs	3 August 2006	01
Section 3	Description/Specifications/Work Statement	3 August 2006	01
Section 4	Packaging and Marking	3 August 2006	01
Section 5	Inspection and Acceptance	3 August 2006	01
Section 6	Deliveries or Performance	3 August 2006	01
Section 7	Subcontract Administrative Data	3 August 2006	01
Section 8	Special Subcontract Requirements	3 August 2006	01
Section 9	Subcontract Clauses	3 August 2006	01
Section 10	List of Attachments	3 August 2006	01
Section 11	Representations and Certifications*	14 June 2006	Base Sub/C

*
Incorporated by reference

1.4   Contract Type

GSD and Subcontractor have negotiated and mutually agreed upon the Subcontract requirements establishing a Firm Fixed Price agreement in the amount of $50,224,667.

1.5   Representations, Certifications and Compliance with Statutes/Regulations

The Subcontractor's Section 11, Representations and Certifications, previously submitted, are incorporated herein by reference and made a part hereof.

In the performance of this Subcontract, the parties shall comply with all applicable statutes and Governmental rules, regulations and orders, to include, but not be limited to, those statutes and Governmental rules related to labor and employment, environmental, and export control.

1.6   Finalization of Technical Data Pack (TDP)

Subcontractor shall provide the preliminary Technical Data Pack for the ILAV to include engineering drawings and data, and the baseline Bill of Material (BOM), collectively referred to as "TDP". As a condition to Subcontractor's acceptance of the Delivery Schedule and Contract Price, GSD agrees to provide at no cost to Subcontractor the engineering resources necessary to finalize the TDP and the (Transition to Production) (TTP) identified in Section 1.8 as soon as possible. For planning purposes Subcontractor estimates three (3) hull design engineers, two (2) cab interior design engineers, and three (3) CAD designers will be required in addition to the TDP for the Marine Corps TAGS.

Subcontractor shall at all times retain control over all design and engineering changes to the TDP and GSD shall not make any final changes without Subcontractor's prior approval.

1.7   General Division of Responsibility ("X" Denotes Primary Responsibility)

        The Prime Contract effort shall be principally divided between the parties as follows:

Contract	Structure	GSD	Subcontractor
Vehicle Engineering	Customer POC	X
License from Subcontractor
	ILAV		X
	Finalize Design		X
	Configuration Control		X
	Finalize TDP	X
	Develop TTP	X
	Vehicle Testing	X	Support
Procurement	Finalize BOM	X	Support
	Vendor Selection	X
	Planning	X
	Purchasing	X	8 Veh's
	Steel Supply	X	8 Veh's
	Material Distribution	X	8 Veh's
Production*	Hull Fabrication	50% of Veh's	50% of Veh's
	Automotive	50% of Veh's	50% of Veh's
	Integration	Spartan Chassis	Spartan Chassis
	Final Assembly	50% of Veh's	50% of Veh's
	Q/A + Inspection	50% of Veh's	50% of Veh's
	Deliver to DCMA		X
CLS	Spares List		X
	Technical Manuals		X
	Training		X
	Field Service Reps		X

*
Reference General Subcontract Information—Section 1.1

GSD shall provide Subcontractor with pertinent GSD information on, and access to, GSD vehicles at its or other facilities to enable Subcontractor to complete the CLS work. Subcontractor shall provide Spartan with pertinent Subcontractor information on and access to it facilities, with respect to final assembly.

1.8   Manufacturing Engineering

GSD agrees to provide, at no cost to the Subcontractor, complete TTP documentation for the Vehicles to include without limitation, manufacturing processes, fixtures, tooling, routing and work instruction. The TTP shall be sufficient for Subcontractor to create a Vehicle Production Line substantially similar to GSD's Production Line.

1.9   Production License Agreement

The Production License between GSD and Subcontractor is hereby incorporated by reference and is appended hereto as Attachment 10.10. This reference is stated with the same force and effect as if provided in full text.

1.10 Export License

GSD shall be responsible for securing all export licenses and other authorizations required in order for the Subcontractor to perform its obligations hereunder for this program.

1.11 Logistic Support Agreement

The Logistic Support Agreement, dated 13 June2006 (informally referred to as "5 Year Agreement") between GSD and Subcontractor is hereby incorporated by reference and is appended hereto as Attachment 10.11. This reference is stated with the same force and effect as if provided in full text.

1.12 Confidentiality

The parties shall comply with the terms of the Confidentiality Agreement signed and dated April 21, 2006.

1.13 Entire Agreement

This Subcontract, including any documents incorporated by reference, is intended to be a complete integration and there are no prior or contemporaneous different or additional agreements pertaining to the subject matter of this Subcontract. Upon Subcontractor's acceptance, this document shall be the complete and exclusive document pertaining to any effort under this Subcontract.

NOTE: Only GSD's Authorized Subcontract Representative and Subcontractor's Authorized Contract Representative have authority to modify this Subcontract on behalf of GSD. All changes and modifications to this Subcontract shall be entered into in accordance with Section 9, Clause 9.3, Changes, of this Subcontract.

1.14 Subcontractor Acceptance

The Subcontractor's acceptance of this Subcontract shall be indicated by affixing authorized signature on two (2) originals of this Subcontract and returning one (1) fully executed original to GSD's Authorized Subcontracts Representative identified in Section 7, Subcontract Administrative Data.

SIGNATURES

Force Protection Industries, Inc.		BAE Systems Land & Armaments L.P. Ground Systems Division
By:	/s/ RAYMOND POLLARD	By:	/s/ TERRENCE LABORDE
Name:	Raymond W. Pollard	Name:	Terrence L. LaBorde
Title:	COO	Title:	Senior Subcontract Specialist
Date:	Aug 8, 2006	Date:	August 8, 2006

[END OF SECTION 1]

BAE SYSTEMS LAND & ARMAMENTS L.P., GROUND SYSTEMS DIVISION
MODIFICATION NO: 01—SUBCONTRACT NO: SCT004135
SECTION 2—SUPPLIES OR SERVICES AND PRICES/COSTS
03 AUGUST 2006

2.1   Base Supplies or Service Requirements

Item	Description	Quantity	Unit Price	Price
001	Provide supplies and/or services in accordance with Subcontract, Section 3, Description/Specifications/Statement of Work.
	PERFORMANCE BASELINE:	8	$158,495	$1,267,960
	Material—8 Vehicles—Supply material kits for
	8 ILAV vehicles per SOW requirements.	TOTAL SLIN 001	N/A	$1,267,960
002	Provide supplies and/or services in accordance with Subcontract, Section 3, Description/Specifications/Statement of Work.
	PERFORMANCE BASELINE:	1	$30,459	$30,459
	Weld Capsule—Provided labor to weld 1 each
	capsule per SOW requirements.	TOTAL SLIN 002	N/A	$30,459
003	Provide supplies and/or services in accordance with Subcontract, Section 3, Description/Specifications/Statement of Work.
	PERFORMANCE BASELINE:	8	$202,496	$1,619,968
	95 Vehicles—Supply Labor per SOW requirements
	for fabrication and final integration of 95 vehicles.	48	$202,556	$9,722,688
	GSD to provide all material in accordance with the Prime Contract other than Automotive Integration material from Spartan.	39	$237,541	$9,264,099
	Subcontractor shall contract with Spartan for Automotive Integration for 95 vehicles.	TOTAL SLIN 003	N/A	$20,606,755
004	Provide services in accordance with Subcontract, Section 3, Description/Specifications/Statement of Work.
	PERFORMANCE BASELINE:	75	$77,992	$5,849,400
	75 Vehicles—Supply Labor per SOW requirements for fabrication and final integration of 75 vehicles. GSD to provide all material in accordance with the Prime Contract. No Automotive Integration, including materials required from subcontractor. GSD will contract with Spartan for the Automotive Integration including materials.	TOTAL SLIN 004	N/A	$5,849,400

Item	Description	Quantity	Unit Price	Price
005	Provide Logistic Support (CLS) in accordance with Subcontract, Section 3, Description/Specifications/Statement of Work.
	PERFORMANCE BASELINE: (Based on Maximum 378 Vehicles)	378	$59,445	$22,470,093
	A. Maintenance B. Training C. Instruction Manuals
	D. Shakedown Test Support	TOTAL SLIN 005	N/A	$22,470,093
006	Provide Data Items as Required in accordance with SOW requirements and SDRL contained in Attachment 10.3	N/A	N/A	NSP

Total Program Price: $50,224,667
Total Funding Authorized: $50,224,667
SLINS 001, 002, 003, 004 and 005 are fully funded.

Note: Unit Prices do not include BAE Vehicle build Royalty/License payment requirements. This shall be performed under the Production License in accordance with the terms stated therein.

2.2   Option Requirements

Option Year	Description	Vehicle Ranges	Unit Price & UM	Extended Price	Funding Status
1	Provide services in accordance with Subcontract, Section 3, Description/Specifications/Statement of Work.	1–74	$77,992 Ea	TBD	Unfunded
PERFORMANCE BASELINE:
Supply Labor per SOW requirements for fabrication and final integration for a maximum of 74 vehicles. GSD to provide all material in accordance with the Prime Contract. No Automotive Integration, including materials required from subcontractor. GSD will contract with Spartan for the Automotive Integration including materials.

Option Year	Description	Vehicle Ranges	Unit Price & UM	Extended Price	Funding Status
2	Provide services in accordance with Subcontract, Section 3, Description/Specifications/Statement of Work.	1–262	$77,491 Ea	TBD	Unfunded
PERFORMANCE BASELINE:
Supply Labor per SOW requirements for fabrication and final integration for a maximum of 262 vehicles. GSD to provide all material in accordance with the Prime Contract. No Automotive Integration, including materials required from subcontractor. GSD will contract with Spartan for the Automotive Integration including materials.

Note: Unit Prices do not include BAE Vehicle build Royalty/License payment requirements.

 BAE SYSTEMS LAND & ARMAMENTS L.P., GROUND SYSTEMS DIVISION
MODIFICATION NO: 01 SUBCONTRACT NO: SCT004135
SECTION 3—DESCRIPTION / SPECIFICATIONS / STATEMENT OF WORK
03 AUGUST 2006

            3.1    The Statement of Work (SOW) as referenced below is hereby incorporated by reference and is stated to include all paragraphs, subparagraphs and referenced performance requirements noted within the subject document and associated supplemental attachments unless otherwise stated.

            3.2    Documents referenced herein are hereby incorporated by reference and are stated to include all paragraphs, subparagraphs and referenced performance requirements noted within the subject document and associated supplemental attachments unless otherwise stated.

            3.3    Attachment References:

STATEMENT OF WORK
Statement of Work:	Section 10, Attachment 10.2
Titled:	Statement of Work for Iraqi
Light Armored Vehicle (ILAV)
Original Date:	13 June 2006
Revision:	001
Revision Date:	14 June 2006
EXHIBIT A
Exhibit:	Section 10, Attachment 10.3
Titled:	Contract Data Requirements List
Original Date:	2 May 2006
Revision:	N/A
Revision Date:	N/A
PERFORMANCE SPECIFICATION
Performance Specification:	Section 10, Attachment 10.4
Titled:	Specification (Prime Contract)
Original Date:	24 May 2006
Revision:	N/A
Revision Date:	N/A
TECHNICAL INFORMATION
Technical Information:	Section 10, Attachment 10.5
Titled:	Technical Information
Original Date:	24 May 2006
Revision:	N/A
Revision Date:	N/A

SHAKEDOWN TEST PLAN
Test Plan:	Section 10, Attachment 10.6
Titled:	ILAV Shakedown Test Plan
Original Date:	24 May 2006
Revision:	N/A
Revision Date:	N/A
DATA ITEM DESCRIPTIONS (DID's)
DID:	Section 10, Attachment 10.7
Titled:	Data Item Descriptions for
Exhibit A
Original Date:	24 May 2006
Revision:	N/A
Revision Date:	N/A
VEHICLE ACCEPTANCE TEST
Acceptance Tests:	Section 10, Attachment 10.8
Titled:	ILAV Production Vehicle
Acceptance Test
Original Date:	24 May 2006
Revision:	N/A
Revision Date:	N/A
VEHICLE SURVIVABILITY
Technical Information:	Section 10, Attachment 10.9
Titled:	Technical Information—Vehicle
Survivability
Original Date:	25 May 2006
Revision:	N/A
Revision Date:	N/A

PRODUCTION LICENSE AGREEMENT
Production License:	Section 10, Attachment 10.10
Titled:	Production License
Original Date:	13 June 2006
Revision:	N/A
Revision Date:	N/A
LOGISTIC/SPARES AGREEMENT
Technical Information:	Section 10, Attachment 10.11
Titled:	Logistic Support Agreement
Original Date:	13 June 2006
Revision:	N/A
Revision Date:	N/A

        [END OF SECTION 3]

BAE SYSTEMS LAND & ARMAMENTS LP, GROUND SYSTEMS DIVISION
MODIFICATION NO: 01—SUBCONTRACT NO: SCT004135
SECTION 4—PACKAGING AND MARKING
03 AUGUST 2006

4.1   Reserved

4.2   Packaging

        All goods shall be packaged by the Subcontractor in accordance with good commercial practice, unless expressly referenced otherwise within this Subcontract or documents referenced therein, in a manner sufficient to ensure arrival in a condition free of damage and deterioration. Parts packaged in each container shall be wrapped or separated by such protective barrier material to protect surfaces, machined finishes, etc., as is necessary for the particular commodity shipped. Commingling of parts will not be accepted; each item must be packaged in a separate container and so identified. Containers within a container are permissible. GSD reserves the right to reject and/or refuse delivery of goods damaged in transit as a result of improper packaging or material improperly segregated and/or identified. In such cases, goods will be returned to Subcontractor at Subcontractor's expense.

4.3   Labeling of Packaging Cartons, Crates, Etc.

        Subcontractor must label all cartons, crates, etc. All labeling must be legible and easily discernible. All materials, regardless of commodity, assemblies, and all rubber products will bear the following data on the exterior of cartons, crates, etc., either by stenciling or permanently affixed label:

  Line 1—Subcontract Number and Subcontractor's Name
  Line 2—Subcontractor's Address
  Line 3—Ordnance Part Number (and WIP Number, if applicable)
  Line 4—Quantity, unit weight
  Line 5—Box number                  of
  Line 6—Packing slip fastened to outside of carton, crate, etc.
  Line 7—Work Center (if applicable)

4.4   Part Identification

        Every part supplied must be identified by assigned Subcontract Number. The assigned Subcontract Number appears above the face page of the Subcontract. The Subcontract Number may be stamped, engraved, etched or otherwise permanently applied. Small parts (bolts, nuts, screws, washers, springs, gaskets, shims and similar items) will be tagged and/or the box or container in which these parts are packaged shall be marked as stated above.

4.5   Shipment of Rework/Replacement Material

        (A)  Subcontractor shall ship rework/replacement material to GSD clearly identified as "Reworked Material" or "Replacement Material" and state in the Non-Conformance (material) Report (NCR) the number and data specified in Clause D.2, Labeling of Packaging Cartons, Crates, Etc, above, on all correspondence including packing list, invoice, and the Supplier Corrective Action Report (SCAR).

        (B)  Orange tag, otherwise known as "Reject Tag" (GSD Inspection Form 23), which is attached to rejected material when returned to Subcontractor, or similar identifier, shall be attached to the rework/replacement material stating part number, NCR number, and contract number. Do not mix with material reworked on a different Non-Conformance (material) Report (NCR) number or with new material.

        (C)  Regardless of the original production Subcontract number (number used on initial shipment), Subcontractor shall use the Subcontract number under which the material is returned to the Subcontractor on all correspondence including packing list, invoice, and the Supplier Corrective Action Report.

[END OF SECTION 4]

BAE SYSTEMS LAND & ARMAMENTS LP, GROUND SYSTEMS DIVISION
MODIFICATION NO: 01—SUBCONTRACT NO: SCT004135
SECTION 5—INSPECTION AND ACCEPTANCE
03 AUGUST 2006

5.1   52.252-2, Clauses Incorporated By Reference (FEB 1998) (Deviation)

        This Subcontract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, GSD will make their full text available. Also, the full text of a clause may be accessed electronically at the following addresses: http://www/desktop.osd.mil or http://www.arnet.gov/far/ or http://farsite.hill.af.mil/

Regulatory Cite	Title	Date
/ / /Federal Acquisition Regulation Clauses/ / /
52.246-2	Inspection of Supplies—Fixed Price [Wherever this FAR Clause refers to the "Government" they shall be read as referring to the "Government and/or GSD except when the clause refers to Acceptance Requirements, "]	AUG 1996
52.246-4	Inspection of Services—Fixed Price Price [Wherever this FAR Clause refers to the "Government" they shall be read as referring to the "Government and/or GSD except when the clause refers to Acceptance Requirements, "]	AUG 1996
52.246-16	Responsibility for Supplies	APR 1984

5.2   Quality Assurance System

        The Subcontractor shall provide and maintain a quality control system acceptable to GSD and, when applicable, the Government, for the goods or services purchased under this Subcontract, and the Subcontractor shall permit GSD and the Government to review procedures, practices, processes and related documents to determine such acceptability.

        The quality system shall achieve (1) defect prevention and (2) process control, providing adequate quality controls throughout all areas of Subcontract performance.

        You represent that your performance under this Subcontract shall be in accordance with your quality system, which is in compliance with:

  XXX    ISO 9001: 2000 or equivalent*
               QS 9000
               ANSI/ASQ Q9001
               Other, specifically

*FORCE PROTECTION BUSINESS OPERATING SYSTEM

        Certification of compliance for the quality system identified above, by an independent standards organization, or auditor, is not required under this Subcontract at this time. However, you shall attach a copy of any such certification(s) as proof of system compliance, as applicable. At any point during Subcontract performance, GSD and/or GSD's Customer reserve the right to review your system to assess its effectiveness in meeting quality objectives.

5.3   Reserved

5.4   Acceptance Inspection Equipment (AIE)

        The Subcontractor shall provide all AIE necessary to ensure conformance of components and end items to Subcontract requirements.

        Except as otherwise expressly provided for under this Subcontract, the Subcontractor is responsible for the maintenance and calibration of all inspection and test equipment necessary to ensure that the end item and its components conform to the Subcontract requirements.

        The Subcontractor shall provide all operations required to ensure continued availability of adequate and accurate inspection equipment. As such, the Subcontractor shall establish and maintain a system for the calibration of that equipment used in fulfillment of Subcontract requirements. The calibration system shall prescribe equipment calibration intervals and sources, and may be maintained on the documents normally used by the Subcontractor to define inspection operations.

        GSD and its Customer reserve the right to disapprove, at any time during performance of this Subcontract, any AIE not meeting the requirements of accepted design and calibration. All equipment shall be made available to GSD and its Customer representative, at no additional cost, when required for product verification purposes.

5.5   Data Inspection and Acceptance

        Acceptance of each data item submitted to GSD does not, in itself, constitute approval of the quality of the contents of that data item. GSD reserves the right to review each data item submittal for content quality, either unilaterally or in conjunction with the Subcontractor, or in a joint GSD/Customer/Subcontractor meeting prior to final acceptance of the data item.

        If it is determined by GSD that the quality of the data submitted is unacceptable, the Subcontractor shall be required to correct any deficiencies and resubmit the data item.

        Acceptance of each data item shall be provided in writing by GSD's authorized personnel.

5.6   Government Source Surveillance (GSS)

        Government surveillance is required prior to shipment from your plant. Upon receipt of this Subcontract, promptly notify the Government representative who normally services your plant so that appropriate planning for Government inspection can be accomplished. In the event the representative or office cannot be located, the BAE Systems Authorized Procurement Representative shall be notified immediately. Unauthorized shipment of product without Government source surveillance may result in a withholding of invoice payment.

NOTE: Three (3) days' written notice is required prior to submission for inspection for resident and seven (7) days' for itinerant Government representatives. Obtain Government inspection prior to shipment. Receipt of material without GSS shall be cause for rejection. GSS shall not replace Subcontractor inspection nor relieve Subcontractor of its responsibility for furnishing an acceptable end item.

5.7   Reserved

[END OF SECTION 5]

BAE SYSTEMS LAND & ARMAMENTS LP, GROUND SYSTEMS DIVISION
MODIFICATION NO: 01—SUBCONTRACT NO: SCT004135
SECTION 6—DELIVERIES OR PERFORMANCE
03 AUGUST 2006

6.1   52.252-2, Clauses Incorporated By Reference (FEB 1998)(Deviation)

        This solicitation incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, GSD will make their full text available. Also, the full text of a clause may be accessed electronically at the following addresses: http://www/desktop.osd.mil or http://www.arnet.gov/far/ or http://farsite.hill.af.mil/

Regulatory Cite	Title	Date
///Federal Acquisition Regulation Clauses/ / /
52.242-15	Stop Work Order [Wherever this FAR Clause refers to the "Government" they shall be read as referring to the "Government and/or GSD"]	AUG 1989
52.247-65	F.O.B. Origin—Prepaid Freight—Small Package Shipments	JAN 1991

6.2   Delivery

        A     In the performance of this Subcontract any and all deliveries are to be made in quantities and at times specified within the Subcontract. Delivery shall occur at the place and in the manner indicated in Clause 6.3, Method and Place of Delivery shown below. Delivery is subject to the Subcontractor's receipt of GSD Furnished Material pursuant to Section 8.18 and GSD information pursuant to Section 1.6.

DELIVERY SCHEDULE

MONTH & YEAR	JUL 06	AUG 06	SEPT 06	OCT 06	NOV 06	DEC 06	JAN 07	FEB 07	MAR 07	APR 07	TOTAL
UNITS			2	10	20	30	32	32	32	13	171
CUM			2	12	32	62	94	126	158	171

ACCELERATED DELIVERIES ARE ACEPTABLE AND ENCOURAGED.

        B     Unless otherwise stated elsewhere within the Subcontract, all deliveries shall be F.O.B. Subcontractor's receiving dock at its plant in the location indicated on the face of the Subcontract. Subcontractor shall ship, pack, identify, and label goods in accordance with the "General Shipping Requirements" identified in Clause 6.4, Shipping.

        C     Subcontractor shall strictly adhere to the delivery and completion schedules specified in this Subcontract. If, at any time, Subcontractor believes it may be unable to comply with the delivery or completion schedules, Subcontractor shall immediately notify GSD's Authorized Subcontract Representative in writing of the probable length of any anticipated delay and the reasons for it, and shall continue to notify GSD's Authorized Subcontract Representative of any material change in the situation. In the event of such notification or of an actual failure by Subcontractor to comply with the delivery or completion schedules, GSD may, in addition to all the other remedies available to GSD hereunder, require Subcontractor, at Subcontractor's expense, to ship goods via air freight or expedited routing to avoid or minimize delay.

6.3   Method and Place of Delivery

        Method and place of delivery for items stated within Section 2, Supplies or Services and Prices/Costs shall be as follows:

        A     Place: All hardware deliverables shall be shipped to locations TBD in accordance with the DD 250 requirements.

        B     All data items as identified in the Subcontract Data Requirements List (SDRL) shall be issued/shipped to the following location as shown below:

        BAE Systems Land & Armaments L.P.
        Ground Systems Division
        Attention: Terry LaBorde
        PO Box 15512
        York, PA 17405-1502

        C     Method: All hardware deliverables shall be shipped via common carrier to ensure timely delivery of the product in accordance with Subcontract requirements.

        All data items shall be issued / shipped prepaid by the Postal Service, UPS, Federal Express, or similar service to ensure timely delivery of the data as specified by Subcontract requirements. Advance copies of data items shall be accepted via email transmission to the following address:

        terry.laborde@baesystems.com

NOTE: Data items shall be provided in hard copy. Email transaction is only for advance information and does not waive the requirement for data deliverables to be provided in hardcopy format.

6.4   SHIPPING

        Unless otherwise provided in the Subcontract, Subcontractor shall, for the price of goods indicated in the Subcontract as amended if applicable, pack and mark material as specified in accordance with the following instructions; failure to comply will result in a charge-back:

        A     All shipments F.O.B. Subcontractor's loading dock must be shipped collect to GSD.

        B     Shipments less than 150 pounds (no more than 50 pounds per package) must be routed via FEDEX GROUND COLLECT using Account Number 01710448-9 for all shipments to York, PA. For shipments to BAE Systems facilities other than York, PA please contact the GSD Traffic and Distribution Department at the number(s) shown in Paragraph C, below for the appropriate account number.

        C     Shipments of Less Than Truckload (LTL) (i.e., between 150 pounds to 15,000) must use the routing carrier identified by State as shown on the chart below: If Subcontractor's F.O.B. point ZIP code differs from the Subcontractor's Subcontract ZIP code, the Subcontractor must contact the GSD Traffic and Distribution Department at 717-225-8092 or 717-225-8236.

Shipping from:	Shipping to: York / Aiken /Fayette	Shipping to Santa Clara:
Alabama	Con-Way Systems	Roadway
Arizona	Roadway	Con-Way Systems
Arkansas	Con-Way Systems	Roadway
California	Roadway	Con-Way Systems
Colorado	Roadway	Con-Way Systems
Connecticut	Con-Way Systems	Roadway
Delaware	Con-Way Systems	Roadway

Florida	Con-Way Systems	Roadway
Georgia	Con-Way Systems	Roadway
Idaho	Roadway	Con-Way Systems
Illinois	Con-Way Systems	Roadway
Indiana	Con-Way Systems	Roadway
Iowa	Con-Way Systems	Roadway
Kansas	Roadway	Con-Way Systems
Kentucky	Con-Way Systems	Roadway
Louisiana	Con-Way Systems	Roadway
Maine	Con-Way Systems	Roadway
Maryland	Con-Way Systems	Roadway
Massachusetts	Con-Way Systems	Roadway
Michigan	Roadway	Con-Way Systems
Minnesota	Roadway	Con-Way Systems
Mississippi	Con-Way Systems	Roadway
Missouri	Con-Way Systems	Roadway
Montana	Roadway	Con-Way Systems
Nebraska	Roadway	Con-Way Systems
Nevada	Roadway	Con-Way Systems
New Hampshire	Con-Way Systems	Roadway
New Jersey	Con-Way Systems	Roadway
New Mexico	Roadway	Con-Way Systems
New York	Con-Way Systems	Roadway
North Carolina	Con-Way Systems	Roadway
North Dakota	Roadway	Con-Way Systems
Ohio	Con-Way Systems	Roadway
Oklahoma	Roadway	Con-Way Systems
Oregon	Roadway	Con-Way Systems
Pennsylvania	Con-Way Systems	Roadway
Rhode Island	Con-Way Systems	Roadway
South Carolina	Con-Way Systems	Roadway
South Dakota	Roadway	Con-Way Systems
Tennessee	Con-Way Systems	Roadway
Texas	Roadway	Con-Way Systems
Utah	Roadway	Con-Way Systems
Vermont	Con-Way Systems	Roadway
Virginia	Con-Way Systems	Roadway
Washington	Roadway	Con-Way Systems
Washington DC	Con-Way Systems	Roadway
West Virginia	Con-Way Systems	Roadway
Wisconsin	Con-Way Systems	Roadway
Wyoming	Roadway	Con-Way Systems
//////////////	//////////////	//////////////
Canada	Roadway	Roadway

NOTE: GSD WILL NOT, reimburse FOB origin charges that are prepaid and added to Subcontractor invoices without prior explicit authorization from GSD's Authorized Subcontract Representative. This includes purchases made on credit card orders.

A Valid Subcontract Number MUST appear on shipping documents in the "Shipper's No." or "PO Number" area of the Bill of Lading. For Federal Express waybills—the Subcontract Number must be indicated in the "Your reference" field. Failure to indicate such information on waybills could result in back charges to the Subcontractor. Third party subcontractors MUST also adhere to the same procedure.

        D     The Subcontractor must contact the GSD Traffic and Distribution Department 717-225-8092 or 717-225-8236 for shipping instructions if the shipment is more than a full truckload of 15,000 pounds or Premium Expedite.

NOTE 1: ANY SUBCONTRACTOR SHIPPING WEIGHTS OVER 15,000 POUNDS BY LTL CARRIERS (ROADWAY OR CON-WAY SYSTEMS) WILL BE BACKCHARGED THE DIFFERENCE BETWEEN THE LTL RATE AND A TRUCKLOAD RATE.

NOTE 2: ALL DROP SHIPMENTS SHOULD ADHERE TO THE ABOVE INSTRUCTIONS WITH THE EXCEPTION OF LTL. INSTEAD OF USING THE LTL CARRIER BY STATE SHOWN IN THE CHART ABOVE, DROP SHIPMENTS CAN BE SHIPPED BY ROADWAY OR CON-WAY SYSTEMS. ALL SHIPMENTS SHOULD BE THIRD PARTY BILLING TO BAE SYSTEMS, P.O. BOX 15512, YORK, PA 17405

        E     All shipments must contain a legible packing list for each Subcontract, as well as Certificates of Conformance, if required by the Subcontract. The packing list must contain at least the following information: Subcontractor Name, Entire Part Number, Description of Material, GSD Subcontract Number, Quantity, and reference numbers keyed to any applicable GSD forms such as Engineering Change Notice number (GSD-5018), Requests for Deviation and/or Requests for Waiver number (DD 1694).

        Multiple listing of Subcontracts on a packing list will not be accepted.

        F      All material delivered under this Subcontract must be on shipping pallets. To use a means other than pallets, written authorization must be received from the GSD's Authorized Subcontract Representative. Pallets shall be constructed of high quality raw materials and parts, preferably mixed hardwoods, held together by coated or acid etched .8 penny nails or equivalent staples. Stringers shall be notched to allow four-way (two-fork) entry; entry boards shall be chamfered. The size of the pallet shall conform to the amount of material shipped thereon.

[END OF SECTION 6]

BAE SYSTEMS LAND & ARMAMENTS LP, GROUND SYSTEMS DIVISION
MODIFICATION NO: 01—SUBCONTRACT NO: SCT004135
SECTION 7—SUBCONTRACT ADMINISTRATIVE DATA
03 AUGUST 2006

7.1   Subcontractor Administrative Information

        (A)  The Subcontractor is requested to list below the names and telephone numbers of cognizant persons pertaining to Subcontractor's response to this solicitation or resulting Subcontract.

(1)	Administration
	Name:	Miranda Hall
	Title:	Subcontract Administrator
	Phone:	843-740-7015, Ext: 502
(2)	Programs or Engineering
	Name:	Damon Walsh
	Title:	Vice President—Program Management
	Phone:	843-740-7015, Ext: 496
(3)	Classified Security Officer
	Name:	Ashley Patton
	Title:	Facilities Security Officer
	Phone:	843-740-7015, Ext: 507

        (B)  Subcontractor shall enter below the full address and attention line (street and number, city, county, state and zip code) for the following requirements under the proposed subcontract:

(1)	Payments to be made to:	Force Protection Industries, Inc. 9801 Highway 78, Building 1 Ladson, SC 29456
(2)	Where the Subcontract will be administered, if different than in (1) above:
(3)	Where items will be manufactured, if different than in (1) above:
(4)	Where items may be inspected or accepted, if different than (1) above:
(5)	Where Government Furnished Property, if any, may be sent, if different than (1) above:

        (C)  The Subcontractor shall enter below the following information (if none, so state) where electronic messages may be sent to the Subcontractor's Administrator:

Facsimile: 843-329-0380                             Email: miranda.hall@forceprotection.net

        (D)  The Subcontractor represents that the following person are the Authorized Subcontract Representative to negotiate on its behalf with GSD in connection with this Subcontract:

(1)	Name	Damon Walsh
	Title:	Vice President—Program Management
	Phone:	843-740-7015, Ext: 496
(2)	Name:	Otis Byrd
	Title:	Director of Contracts
	Phone:	843-740-7015, EXT 283

7.2   Ground Systems Division (GSD) Administrative Information

        (A)  Subcontract Technical Representative

(1)	Name:	Brian Harrison (BAE Location—York, PA)
	Title:	Engineering Lead BAE Systems Land & Armaments L.P. Ground Systems Division PO Box 15512 York, PA 17405-1512
	Telephone:	717-225-8264
	Fax:	717-225-8160
	E-mail:	brian.harrison@baesystems.com

        (B)  Authorized Subcontract Representative

Name:	Terry LaBorde
Title:	Senior Subcontract Specialist BAE Systems Land & Armaments L.P. Ground Systems Division PO Box 15512 York, PA 17405-1512
Telephone:	(717) 225-8181
Fax:	(717) 225-8100
E-mail:	terry.laborde@baesystems.com

7.3   Invoicing Payment

        (A)  Invoicing: Invoices for this requirement shall either be mailed to the following address or provided via electronic submittal/email as follows:

Mail:	BAE Systems Land & Armaments LP Ground Systems Division P.O. Box 15512 York, PA 17405-1512 Attn.: Accounts Payable

Electronic Submittal: terry.laborde@baesystems.com

         NOTE:    A copy of each invoice is to be provided to the GSD Authorized Subcontract Representative listed Clause 7.2 (B), above via U.S. mail or electronic submittal.

        (B)  Performance Based Payments—Vehicles/Material Requirements (Ref: Section 2.1 Item 001 through 004).

        Performance Based Payments are an acceptable method of payment under this Subcontract for Vehicle requirements. The payment plan and verification requirement documents are incorporated as follows:

  Performance Based Payments Certification—Attachment 10.12
  Performance Based Payment Plan—Attachment 10.13

        (C)  Logistic Support Payments—CLS Support Requirement (Ref: Section 2.1 Item 005).

        Monthly Payments are an acceptable method of payment under this Subcontract for Logistics Support requirements. The payment plan is incorporated as follows:

        Logistic Support Payment Plan—Attachment 10.14

        Payment shall be made to the address provided by the Subcontractor in this Section 7, Clause 7.1, Paragraph (B), Subparagraph (1).

7.4   Payment Terms

        Payment terms shall be Net 20 from GSD receipt of invoice.

[END OF SECTION 7]

BAE SYSTEMS LAND & ARMAMENTS LP, GROUND SYSTEMS DIVISION
MODIFICATION NO: 01—SUBCONTRACT NO: SCT004135
SECTION 8—SPECIAL SUBCONTRACT REQUIREMENTS
03 AUGUST 2006

8.1   52.252-2, Clauses Incorporated By Reference (FEB 1998) (Deviation)

        This solicitation incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, GSD will make their full text available. Also, the full text of a clause may be accessed electronically at the following addresses: http://www/desktop.osd.mil or http://www.arnet.gov/far/ or http://farsite.hill.af.mil/

Regulatory Cite	Title	Date
/ / /Federal Acquisition Regulation Clauses/ / /
252.204-7000	Disclosure of Information	DEC 1991
252.225-7013	Duty-Free Entry	JUN 2005
252.225-7043	Antiterrorism/Force Protection For Defense Contractors Outside The United States (See DFARS 225.7401 (b) for paragraph C fill-in.	MAR 2006
252.228-7003	Capture and Detention	DEC 1991

8.2   Option Clause

        During the performance period of GSD's prime contract, GSD reserves the right to exercise options in accordance with terms and performance requirement of this Subcontract for the quantity ranges specified within Section 2, Supplies or Services and Prices/Cost, Subparagraph 2.2, Option Requirements.

8.3   Reserved

8.4   Reserved

8.5   Reserved

8.6   Reserved

8.7   Reserved

8.8   Modifications

        The Subcontract shall not be modified by, or interpreted by reference to, any course of dealing and shall not be modified by any course of performance. No modification of the Subcontract shall be effective unless it is in writing and signed by the party to be charged with the modification.

8.9   Warranty

  (A)
  Subcontractor warrants that all goods delivered, under this Subcontract shall be conveyed to GSD with good title and shall be rightful and free from any security interest or other lien or encumbrance or rightful claim of any third person by way of infringement or the like. Subcontractor agrees to indemnify GSD and hold GSD harmless against any direct expense, loss or liability for any breach of this warranty.

    GSD warrants that all goods delivered under this Subcontract shall be conveyed to Subcontractor with good title and shall be rightful and free from any security interest or other lien or encumbrance or rightful claim of any third person by way of infringement or the like. GSD agrees to indemnify Subcontractor and hold Subcontractor harmless against any direct expense, loss or liability for any breach of this warranty.

  (B)
  Until Government Acceptance, each party warrants that all goods and/or services furnished by it to the other party under this Subcontract shall conform to the requirements of this Subcontract if supplied by Subcontractor or the Prime Contract if supplied by GSD (including all applicable descriptions, specifications and drawings) and shall be free from all defects in materials and workmanship.

    Goods and services corrected or replaced by either party shall be subject to all of the provisions of this Subcontract in the manner and to the extent as goods and services originally furnished under this Subcontract.

        THERE ARE NO OTHER WARRANTIES WHETHER STATUTORY, EXPRESS OR IMPLIED INCLUDING ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE.

        In no event will either party be liable to the other for consequential or incidental damages arising out of the actual or alleged breach of this Subcontract, even if that party has been advised of the possibility of such damages.

8.10 Indemnification and Insurance

  (A)
  The Subcontractor shall indemnify, defend and save harmless GSD from any and all claims, losses, damages, expenses, suits or actions whatsoever brought by any person or persons for, or as the result of, any personal injury, including accidental and wrongful death, suffered by any employee of Subcontractor, or any employee of any of Subcontractor's lower-tier Subcontractors, agents or suppliers, while the said employee was in, or within the vicinity of, a GSD facility.

    The Subcontractor shall indemnify, defend and save harmless GSD from any and all claims, losses, damages, expenses, suits or actions whatsoever alleging any property damages or personal injuries, including claims for accidental and wrongful death, which may arise or result from Subcontractor's operations or work performed at a GSD facility.

  (B)
  From the time of commencement of the Subcontract requirements until completion and removal of all remaining materials, supplies and personnel from the worksite, the Subcontractor shall provide and maintain in effect the types and amounts of insurance indicated in this Clause 8.10 with insurance companies satisfactory to GSD. The Subcontractor agrees to carry:

  (1)
  Worker's compensation insurance for its employees at the GSD facility where the work is being performed, including occupational disease coverage, in accordance with the laws of the state where the work is being performed and employers liability insurance with limits of not less than $1,000,000 for each incident at a GSD facility.

  (2)
  Automobile liability insurance covering all vehicles owned or used by the Subcontractor in the performance of this Subcontract, with limits of not less than $1,000,000 combined single limit bodily injury and property damage liability.

  (3)
  Commercial General Liability (CGL) insurance with an "occurrence" basis (including completed operations and contractual liability insuring the indemnity agreement, above) in the amounts of $1,000,000 combined single limit for bodily injury and property damage liability covering all Subcontractor's activities in and around a GSD facility. The commercial general liability insurance must be endorsed naming GSD as an additional insured and must contain the following cross liability statement thereon:

      "In the event of claims being made by reason of personal or bodily injuries suffered by any employee or employees of one insured hereunder for which another insured hereunder is or may be liable, then this policy shall cover such insured against whom a claim is made or may be made in the same manner as if separate policies had been issued to each insured hereunder."

      "In the event of claims being made by reason of damage to property belonging to any insured hereunder for which another insured is or may be liable, then this policy shall cover such insured against whom a claim is made in the same manner as if separate policies had been issued to each insured hereunder."

    As an alternative to naming GSD as an additional insured and providing the cross liability statement on the Subcontractor's CGL policy, the Subcontractor may provide a separate owner's protective liability policy naming GSD as the insured with limits of $1,000,000 combined single limit bodily injury and property damage liability, the Subcontractor must submit evidence of the above insurance coverage to GSD before work can begin. The Certificate shall provide that thirty (30) days prior written notice shall be given GSD in the event of cancellation or material change in the policies. Certificates of insurance must contain reference to endorsements (i.e., additional insured, cross liability) as required above.

8.10(A)  GSD Indemnification

        GSD shall indemnify, defend and save harmless the Subcontractor from any and all claims, losses, damages, expenses, suits or actions whatsoever brought by any person or persons for, or as a result of, any personal injury, including accidental and wrongful death, suffered by any employee of GSD, or any employee of any of GSD's subcontractors, agents or suppliers, while the said employee was in, or within the vicinity of Subcontractor's facility.

        GSD shall indemnify, defend and save harmless Subcontractor from any and all claims, losses, damages, expenses, suits or actions whatsoever alleging any property damages or personal injuries, including claims for accidental and wrongful death, which may arise or result from GSD's operations or work performed at a Subcontractor facility.

8.11 Waiver and Severability

        Any action or inaction by either party or the failure of either party, on any occasion, to enforce any right or provision of this Subcontract shall not be constructed to be a waiver by either party of their rights hereunder, and shall not prevent either party from enforcing such provision or right on any future occasion. A determination that any portion of this Subcontract is unenforceable or invalid shall not affect the enforceability or validity of any of the remaining portions of this Subcontract.

8.12 Rights and Remedies

        The rights and remedies of GSD herein are cumulative, and are in addition to any other rights or remedies that GSD may have hereunder.

8.13 Reserved

8.14 Reserved

8.15 Reserved

8.16 Notice Regarding Late Delivery

        If for any reason either party anticipates or encounters difficulties in complying with the Subcontract delivery schedule/dates or in meeting other requirements of the Subcontract, the party shall immediately notify the other party in writing, providing all the pertinent information. This data shall be informational only and its receipt by either party shall not be construed as a waiver of—

  (A)
  any delivery schedule or date; or,

  (B)
  compliance with any other Subcontract requirement by the Subcontractor.

8.17 Responsibility in Subcontracting

        It is the sole responsibility of the Subcontractor to assure performance of their lower-tier subcontractors. Further, the Subcontractor shall be fully responsible for assuring that all appropriate contractual provisions and clauses are passed down to all lower-tier subcontractors, and that those provisions are strictly enforced.

8.18 GSD Furnished Materials

  (A)
  Material Responsibility

        GSD shall be responsible for the quality, count, distribution and delivery of all items procured by it to be used by Subcontractor. GSD supplied materials rejected by Subcontractor will be replaced or repaired at no cost to Subcontractor to meet the Delivery Schedule. Any expediting, freight charges or direct costs resulting from a rejection, delay or shortage of GSD Furnished Materials will be the responsibility of GSD.

  (B)
  Subcontractor Claims

        Relative to a Subcontractor claim to recover direct costs resulting from a rejection, delay or shortage of GSD Furnished Materials, Subcontractor shall provide GSD with information to the extent required to allow GSD to assess and evaluate the proposed claim. The proposed claim shall be negotiated and agreed upon by the parties. Further, the Subcontractor shall, to the maximum extent practical, maintain production flows in accordance with Subcontractor's standard manufacturing processes with the aim toward eliminating production work a rounds and Subcontractor claims to recover direct costs resulting from a rejection, delay or shortage of GSD Furnished Materials.

  (C)
  GSD Furnished Material Notification

        Subcontractor shall promptly, within 48 hours of the discovery, notify GSD of any damage, rejection or shortage of material furnished by GSD and/or its subcontractors. Physical access to the questioned material shall be available to allow GSD to perform analysis, corrective active and repair or replacement. Subcontractor shall provide pertinent information pertaining to the questioned material including Part Number, Description and assumed problem/issue. If applicable, on a monthly basis material issues shall be stated within the Progress Report required by this Subcontract. This information shall be addressed to the GSD Subcontract personnel stated within Section 7 of this Subcontract.

  (D)
  Subcontracting—Lower-Tiers

        Subcontractor may use lower-tier subcontractors and vendors of its choice; provided that all automotive integration shall be subcontracted through Spartan Chassis.

  (E)
  GSD Material Listing

        The GSD Material Listing, dated                        2006 agreed to between GSD and Subcontractor is hereby incorporated by reference and is appended hereto as Attachment                        . This reference is stated with the same force and effect as if provided in full text.

        Note: A definitive listing of GSD Furnished Materials and times to be provided shall be agreed to by the parties and provided via modification to this Subcontract within twenty (20) days of Subcontract issuance.

8.19 Executive Order 13201: Notice of Employee Rights Concerning Payment of Union Dues

NOTE: This Executive Order does not apply to Subcontractors who meet the following criteria:

  1.
  Employs fewer than 15 people
  2.
  Establishments at which there is no union formally recognized by the subcontractor being audited; and,
  3.
  Establishments located in the "Right-to-Work" states of Alabama, Arizona, Arkansas, Florida, Georgia, Idaho, Iowa, Kansas, Louisiana, Mississippi, Nebraska, Nevada, North Carolina, North Dakota, Okalahoma, South Carolina, South Dakota, Tennessee, Texas, Utah, Virginia and Wyoming.

        Under Federal law, employees cannot be required to join a union or maintain membership in a union in order to retain their jobs. Under certain conditions, the law permits a union and an employer to enter into a union-security agreement requiring employees to pay uniform periodic dues and initiation fees. However, employees who are not union member can object to the use of their payments for certain purposes and can only be required to pay their share of union costs relating to collective bargaining, contract administration, and grievance adjustment.

        If you do not want to pay that portion of dues of fees used to support activities not related to collective bargaining, contract administration, or grievance adjustment, you are entitled to an appropriate reduction in your payment. If you believe that you have been required to pay dues or fees used in part to support activities not related to collective bargaining, contract administration, or grievance adjustment, you may be entitled to a refund and to an appropriate reduction in future payments.

        For further information concerning your rights, you may wish to contract the National Labor Relations Board (NLRB) either at one of its Regional offices or at the following address or toll-free number:

National Labor Relations Board Division of Information 1099 14th Street, NW Washington, DC 20570 1-866-667-6572 1-866-315-6572 (TTY)

        To locate the nearest NLRP office, see NLRB's website at www.nlrb.gov.

8.20 DEPLOYMENT—Contractor personnel deployed in support of the ILAV contract and identified by the Procurement Contracting Officer (PCO) in a separate signed Contractor Letter of Authorization (LOA) are to be granted the following privileges:

a.
Common Access Card (CAC), Geneva Convention Card (DD Form 489), and ration cards.

b.
Army and Air Force Exchange Services Facilities (MIL Exchange) (includes rationed items) (See AR 60-20).

c.
Military Clothing Sales for repair and replacement of issued equipment (See AR 60-20).

d.
Military Banking Facilities and Finance Accounting Office (FAO).

e.
Government transportation (i.e., aircraft, auto, bus, train, etc.) for official government travel.

f.
Morale and Welfare Recreational Facilities (i.e., Clubs, Theaters, Gyms, etc.).

g.
Commissary (including rationed items).

h.
Issue of petroleum and oil products for Rental and/or Government Vehicles (See AR 60-20).

i.
Billets

j.
Messing facilities.

k.
Customs Exemption.

l.
Medical/Dental services: (Must be Specific, and coordinate with theater Surgeon's office (subject to availability)).

m.
Military postal Services (APO) (subject to availability).

n.
Dependants are not authorized to accompany the contractor.

o.
Contractor is considered as "Key Personnel, Department of the Army Civilian" in connection with the Non-Combatant Evacuation Orders at the equivalent civil service grade listed on the LOA.

p.
If the vendor permits, the named bearer on the LOA is eligible and authorized to use available travel discount rates in accordance with Government contracts and/or agreements. Government Contract City Pair is not available to Contractors.

q.
Emergency medical support will be determined by the appropriate supported commander. Contractor authorization aboard military aircraft will be determined by the supported commander. Necessary identification badges will be determined and provided by the supported command.

8.21 252.225-7040, CONTRACTOR PERSONNEL SUPPORTING A FORCE DEPLOYED OUTSIDE THE UNITED STATES (JUN 2005)

  (A)
  Definitions. As used in this clause—

  Combatant Commander means the commander of a unified or specified combatant command established in accordance with 10 U.S.C. 161.
  Theater of operations means an area defined by the combatant commander for the conduct or support of specific operations.

  (B)
  General.

  (1)
  This clause applies when contractor personnel deploy with or otherwise provide support in the theater of operations to U.S. military forces deployed outside the United States in—

  (i)
  Contingency operations;

  (ii)
  Humanitarian or peacekeeping operations; or

  (iii)
  Other military operations or exercises designated by the Combatant Commander.

  (2)
  Contract performance in support of U.S. military forces may require work in dangerous or austere conditions. The Contractor accepts the risks associated with required contract performance in such operations.

  (3)
  Contractor personnel are not combatants and shall not undertake any role that would jeopardize their status. Contractor personnel shall not use force or otherwise directly participate in acts likely to cause actual harm to enemy armed forces.

  (C)
  Support.

  (1)
  The Combatant Commander will develop a security plan to provide protection, through military means, of Contractor personnel engaged in the theater of operations unless the terms of this contract place the responsibility with another party.

    (2)    (i)     All Contractor personnel engaged in the theater of operations are authorized resuscitative care, stabilization, hospitalization at level III military treatment facilities, and assistance with patient movement in emergencies where loss of life, limb, or eyesight could occur. Hospitalization will be limited to stabilization and short-term medical treatment with an emphasis on return to duty or placement in the patient movement system.

      (ii)
      When the Government provides medical treatment or transportation of Contractor personnel to a selected civilian facility, the Contractor shall ensure that the Government is reimbursed for any costs associated with such treatment or transportation.

      (iii)
      Medical or dental care beyond this standard is not authorized unless specified elsewhere in this contract.

    (3)
    Unless specified elsewhere in this contract, the Contractor is responsible for all other support required for its personnel engaged in the theater of operations under this contract.

  (D)
  Compliance with laws and regulations. The Contractor shall comply with, and shall ensure that its personnel supporting a force deployed outside the United States as specified in paragraph (b)(1) of this clause are familiar with and comply with, all applicable—

  (1)
  United States, host country, and third country national laws;

  (2)
  Treaties and international agreements;

  (3)
  United States regulations, directives, instructions, policies, and procedures; and,

  (4)
  Orders, directives, and instructions issued by the Combatant Commander relating to force protection, security, health, safety, or relations and interaction with local nationals.

  (E)
  Pre-deployment requirements. The Contractor shall ensure that the following requirements are met prior to deploying personnel in support of U.S. military forces. Specific requirements for each category may be specified in the statement of work or elsewhere in the contract.

  (1)
  All required security and background checks are complete and acceptable.

  (2)
  All deploying personnel meet the minimum medical screening requirements and have received all required immunizations as specified in the contract. The Government will provide, at no cost to the Contractor, any theater-specific immunizations and/or medications not available to the general public.

  (3)
  Deploying personnel have all necessary passports, visas, and other documents required to enter and exit a theater of operations and have a Geneva Conventions identification card from the deployment center.

  (4)
  Country and theater clearance is obtained for personnel. Clearance requirements are in DoD Directive 4500.54, Official Temporary Duty Abroad, and DoD 4500.54-G, DoD Foreign Clearance Guide. Contractor personnel are considered non-DoD personnel traveling under DoD sponsorship.

  (F)
  Processing and departure points. Deployed contractor personnel shall—

    (1)
    Process through the deployment center designated in the contract, or as otherwise directed by the Contracting Officer, prior to deploying. The deployment center will conduct deployment processing to ensure visibility and accountability of contractor personnel and to ensure that all deployment requirements are met;

    (2)
    Use the point of departure and transportation mode directed by the Contracting Officer; and

    (3)
    Process through a Joint Reception Center (JRC) upon arrival at the deployed location. The JRC will validate personnel accountability, ensure that specific theater of operations entrance requirements are met, and brief contractor personnel on theater specific policies and procedures.

  (G)
  Personnel data list.

  (1)
  The Contractor shall establish and maintain with the designated Government official a current list of all contractor personnel that deploy with or otherwise provide support in the theater of operations to U.S. military forces as specified in paragraph (b)(1) of this clause. The Contracting Officer will inform the Contractor of the Government official designated to receive this data and the appropriate automated system(s) to use for this effort.

  (2)
  The Contractor shall ensure that all employees on the list have a current DD Form 93, Record of Emergency Data Card, on file with both the Contractor and the designated Government official.

  (H)
  Contractor personnel.

  (1)
  The Contracting Officer may direct the Contractor, at its own expense, to remove and replace any contractor personnel who jeopardize or interfere with mission accomplishment or who fail to comply with or violate applicable requirements of this clause. Such action may be taken at the Government's discretion without prejudice to its rights under any other provision of this contract, including the Termination for Default clause.

  (2)
  The Contractor shall have a plan on file showing how the Contractor would replace employees who are unavailable for deployment or who need to be replaced during deployment. The Contractor shall keep this plan current and shall provide a copy to the Contracting Officer upon request. The plan shall—

  (i)
  Identify all personnel who are subject to military mobilization;

  (ii)
  Detail how the position would be filled if the individual were mobilized; and

  (iii)
  Identify all personnel who occupy a position that the Contracting Officer has designated as mission essential.

  (I)
  Military clothing and protective equipment.

  (1)
  Contractor personnel supporting a force deployed outside the United States as specified in paragraph (b)(1) of this clause are prohibited from wearing military clothing unless specifically authorized in writing by the Combatant Commander. If authorized to wear military clothing, Contractor personnel must wear distinctive patches, arm bands, nametags, or headgear, in order to be distinguishable from military personnel, consistent with force protection measures and the Geneva Conventions.

    (2)
    Contractor personnel may wear military-unique organizational clothing and individual equipment (OCIE) required for safety and security, such as ballistic, nuclear, biological, or chemical protective clothing.

    (3)
    The deployment center, or the Combatant Commander, shall issue OCIE and shall provide training, if necessary, to ensure the safety and security of contractor personnel.

    (4)
    The Contractor shall ensure that all issued OCIE is returned to the point of issue, unless otherwise directed by the Contracting Officer.

  (J)
  Weapons.

  (1)
  If the Contractor requests that its personnel performing in the theater of operations be authorized to carry weapons, the request shall be made through the Contracting Officer to the Combatant Commander. The Combatant Commander will determine whether to authorize in-theater contractor personnel to carry weapons and what weapons will be allowed.

  (2)
  The Contractor shall ensure that its personnel who are authorized to carry weapons—

  (i)
  Are adequately trained;

  (ii)
  Are not barred from possession of a firearm by 18 U.S.C. 922; and

  (iii)
  Adhere to all guidance and orders issued by the Combatant Commander regarding possession, use, safety, and accountability of weapons and ammunition.

  (3)
  Upon redeployment or revocation by the Combatant Commander of the Contractor's authorization to issue firearms, the Contractor shall ensure that all Government-issued weapons and unexpended ammunition are returned as directed by the Contracting Officer.

  (K)
  Vehicle or equipment licenses. Contractor personnel shall possess the required licenses to operate all vehicles or equipment necessary to perform the contract in the theater of operations.

  (L)
  Purchase of scarce goods and services. If the Combatant Commander has established an organization for the theater of operations whose function is to determine that certain items are scarce goods or services, the Contractor shall coordinate with that organization local purchases of goods and services designated as scarce, in accordance with instructions provided by the Contracting Officer.

  (M)
  Evacuation.

  (1)
  If the Combatant Commander orders a mandatory evacuation of some or all personnel, the Government will provide assistance, to the extent available, to United States and third country national contractor personnel.

  (2)
  In the event of a non-mandatory evacuation order, unless authorized in writing by the Contracting Officer, the Contractor shall maintain personnel on location sufficient to meet obligations under this contract.

  (N)
  Next of kin notification and personnel recovery.

  (1)
  The Contractor shall be responsible for notification of the employee-designated next of kin in the event an employee dies, requires evacuation due to an injury, or is missing, captured, or abducted.

    (2)
    In the case of missing, captured, or abducted contractor personnel, the Government will assist in personnel recovery actions in accordance with DoD Directive 2310.2, Personnel Recovery.

  (O)
  Mortuary affairs. Mortuary affairs for contractor personnel who die while providing support in the theater of operations to U.S. military forces will be handled in accordance with DoD Directive 1300.22, Mortuary Affairs Policy.

  (P)
  Changes. In addition to the changes otherwise authorized by the Changes clause of this contract, the Contracting Officer may, at any time, by written order identified as a change order, make changes in Government-furnished facilities, equipment, material, services, or site. Any change order issued in accordance with this paragraph (p) shall be subject to the provisions of the Changes clause of this contract.

  (Q)
  Subcontracts. The Contractor shall incorporate the substance of this clause, including this paragraph (q), in all subcontracts that require subcontractor personnel to be available to deploy with or otherwise provide support in the theater of operations to U.S. military forces deployed outside the United States in—

  (1)
  Contingency operations;

  (2)
  Humanitarian or peacekeeping operations; or

  (3)
  Other military operations or exercises designated by the Combatant Commander.

8.22 52.225-4040 (TACOM), ARMY MATERIEL COMMAND (AMC) ADMINISTRATIVE REQUIREMENTS FOR DEPLOYED CONTRACTORS (JUN 2005)

  (A)
  In order to maintain accountability of all deployed personnel in the Theater of Operations (see DFARS clause 252.225-7040 for definition), the Contractor shall follow instructions issued by the Army Materiel Commands Logistics Support Element (AMC LSE) or other Contracting Officers designated representative to provide, and keep current, requested data on Contractor Personnel for entry into military personnel database systems.

  (B)
  The Contractor shall coordinate with the AMC LSE or other Contracting Officers designated representative for logistics support, as follows:

  (1)
  Upon initial entry into the Theatre of Operations;

  (2)
  Upon initiation of contract performance;

  (3)
  Upon relocation of contract performance within the Theatre of Operations; and,

  (4)
  Upon exiting the Theatre of Operations.

8.23 52.237-4000 (TACOM), CONTRACTOR MANPOWER REPORTING (CMR) (NOV 2005)

        The Office of the Assistant Secretary of the Army (Manpower & Reserve Affairs) operates and maintains a secure Army data collection site where the contractor will report ALL contractor manpower (including subcontractor manpower) required for performance of this contract. The contractor is required to completely fill in all the information in the format using the following web address: https://contractormanpower.army.pentagon.mil. The required information includes the following:

  (1)
  Contracting Office, Contracting Officer, Contracting Officer's Technical Representative;

  (2)
  Contract number, including task and delivery order number;

  (3)
  Beginning and ending dates covered by reporting period;

  (4)
  Contractor name, address, phone number, e-mail address, identity of contractor employee entering data;

  (5)
  Estimated direct labor hours (including sub-contractors);

  (6)
  Estimated direct labor dollars paid this reporting period (including sub-contractors);

  (7)
  Total payments (including sub-contractors);

  (8)
  Predominant Federal Service Code (FSC) reflecting services provided by contractor (and separate predominant FSC for each subcontractor if different);

  (9)
  Estimated data collection cost;

  (10)
  Organizational title associated with the Unit Identification Code (UIC) for the Army Requiring Activity (the Army Requiring Activity is responsible for providing the contractor with its UIC for the purposes of reporting this information);

  (11)
  Locations where contractor and sub-contractors perform the work (specified by zip code in the United States and nearest city, country, when in an overseas location, using standardized nomenclature provided on web site);

  (12)
  Presence of deployment or contingency language; and,

  (13)
  Number of contractor and sub-contractor employees deployed in theater this reporting period (by country).

        As part of its submission, the contractor will also provide the estimated total cost (if any) incurred to comply with this reporting requirement. Reporting period will be the period of performance not to exceed 12 months ending September 30 of each government fiscal year and must be reported by 31 October of each calendar year. Contractors may use a direct SML data transfer to the database server or fill in the fields on the website. The XML direct transfer is a format for transferring files from a contractor's systems to the secure web site without the need for separate data entries for each required data element at the web site. The specific formats for the SML direct transfer may be downloaded from the web site.

        [END OF SECTION 8]

 BAE SYSTEMS LAND & ARMAMENTS LP, GROUND SYSTEMS DIVISION
MODIFICATION NO: 01—SUBCONTRACT NO: SCT004135
SECTION 9—SUBCONTRACT CLAUSES
03 AUGUST 2006

9.1   52.252-2, Clauses Incorporated By Reference (FEB 1998)(Deviation)

        This Subcontract incorporates one or more clauses by reference with the same force and effect as if they were provided in full text. Upon request, GSD will make their full text available. Also, the full text of a clause may be accessed electronically at the following addresses: http://www/desktop.osd.mil or http://www.arnet.gov/far/ or http://farsite.hill.af.mil/

Regulatory Cite	Title	Date
/ / / / / / / / / / / Federal Acquisition Regulation Clauses / / / / / / / / / / /
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price or Fee Adjustment for Illegal or Improper Activity	JAN 1997
52.204-2	Security Requirements	AUG 1996
52.204-9	Personal Identity Verification of Contractor Personnel	JAN 2006
52.211-15	Defense Priority and Allocation Requirements	SEP 1990
52.219-16	Liquidated Damages—Small Business Subcontracting Plan	JAN 1999
52.223-3	Hazardous Material Identification and Material Safety Data	JAN 1997
52.223-6	Drug—Free Workplace	MAY 2001
52.225-8	Duty—Free Entry	FEB 2000
52.228-3	Workers' Compensation Insurance (Defense Base Act)	APR 1984
52.228-4	Workers' Compensation and War-Hazard Insurance Overseas	APR 1984
52.229-3	Federal, State, and Local Taxes	APR 2003
52.239-1	Privacy, or Security Safeguards	AUG 1996
52.242-10	F.O.B. Origin—Government Bills of Lading or Prepaid Postage	APR 1984
52.243-7	Notification of Changes	APR 1984
52.245-1	Property Records	APR 1984
52.245-2	Government Property—Fixed Price Contracts	MAY 2004
52.245-17	Special Tooling	MAY 2004
52.245-18	Special Test Equipment	FEB 1993
52.246-16	Responsibility for Supplies	APR 1984
52.246-23	Limitation of Liability	FEB 1997
52.246-24	Limitation of Liability—High Value Items	FEB 1997
52.247-1	Commercial Bill of Lading Notations	FEB 2006
52.247-29	F.O.B. Origin	JUN 1988
/ / / / / Defense Federal Acquisition Regulation Supplements / / / / /
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By the Government of A Terrorist Country Per DoD Interim Rule, Federal Register 27 Mar 98	MAR 1998
252.211-7005	Substitutions For Military or Federal Specifications and Standards	NOV 2005
252.228-7000	Reimbursement For War-Hazard Losses	DEC 1991
252.232-7010	Levies on Contract Payments	SEP 2005
252.247-7023	Transportation of Supplies by Sea	MAY 2002

9.2   Federal Acquisition Regulation Text Clauses

9.2.1  Reserved

9.2.2  Reserved

9.2.3  Reserved

9.2.4  Reserved

9.2.5  Reserved

9.2.6  52.252-6, Authorized Deviations in Clauses (APR 1984)

  (A)
  The use in this solicitation or subcontract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the name of the regulation.

  (B)
  The use in this solicitation or subcontract of any DoD FAR Supplement (DFARS) (48 CFR 2) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the name of the regulation.

9.3   Changes

        Changes in the terms and conditions of this Subcontract may be made only by written agreement between the parties.

9.4   Termination

        GSD may terminate this Subcontract for its convenience in whole or in part upon receipt of a Government prime contract termination notice. In the event of such termination, the Subcontractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers to cease work. Subject to the terms of this Subcontract, the Subcontractor shall be paid a percentage of the Subcontract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Subcontractor can demonstrate to the satisfaction of the GSD and/or the Government using its standard record keeping system, have resulted from the termination. The Subcontractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give GSD any right to audit the Subcontractor's records. The Subcontractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.

9.5   Termination for Cause

  (A)
  GSD may, by written notice, terminate the whole or any part of this Subcontract in any of the following circumstances:

  (1)
  if Subcontractor fails to deliver the goods or to perform the services required by this Subcontract within the time specified herein, or any extension thereof granted by GSD in writing;

  (2)
  if Subcontractor fails to perform any material provision of this Subcontract or so fails to make progress as to endanger performance of this Subcontract and, if in either of these two circumstances, Subcontractor does not cure such failure within a period of eight (8) working days after receipt of written notice from GSD specifying such failure. The Subcontractor shall prepare a recovery plan acceptable to GSD provided a cure can not be determined within the above stated eight (8) working days;

  (3)
  Subcontractor files or declares bankruptcy; or

    (4)
    in the event of suspension of Subcontractor's business, insolvency, liquidation proceedings by or against Subcontractor, appointment of a trustee or receiver for Subcontractor's property or business, or any assignment, reorganization or arrangement by Subcontractor for the benefit of creditors.

  (B)
  If GSD terminates this Subcontract in whole or in part, it may acquire, under the terms and in the manner GSD considers appropriate, goods or services similar to those terminated, and Subcontractor will be liable to GSD for any excess costs for those goods or services. However, Subcontractor shall continue the work not terminated.

  (C)
  GSD may require Subcontractor to transfer title and deliver to GSD in the manner and to the extent directed by GSD for—

  (1)
  any completed goods; and,

  (2)
  such partially completed goods, materials, and fixtures paid for by GSD (hereinafter called manufacturing materials) as Subcontractor has produced or acquired for the performance of this Subcontract, including the assignment to GSD of Subcontractor's lower-tier subcontracts. Subcontractor shall protect and preserve property in possession of Subcontractor in which GSD has an interest.

  (D)
  Payment for completed goods delivered to and accepted by GSD shall be at the Subcontract price. Payment for manufactured materials delivered to and accepted by GSD, and for the protection and preservation of property, shall be at a price determined in the same manner as provided in Clause 9.4, Termination hereof, except that Subcontractor shall not be entitled to profit. Failure to agree will be a dispute under Clause 9.6, Disputes. GSD may withhold from Subcontractor moneys otherwise due Subcontractor for completed goods and/or manufacturing materials in such amounts as GSD determines necessary to protect GSD against loss due to outstanding liens or claims against said goods or for any amounts otherwise due from GSD to Subcontractor.

  (E)
  Reserved

  (F)
  If the failure to perform is caused by the default of a Subcontractor at any tier, and if the cause of the default is beyond the control of both subcontractor and a lower-tier subcontractor, and without the fault or negligence of either, Subcontractor shall not be liable for any excess costs for failure to perform, unless the subcontracted goods or services were obtainable from other sources in sufficient time for Subcontractor to meet the required delivery schedule.

  (G)
  If after notice of Termination for Cause, it is determined for any reason that Subcontractor was not in default, or that the default was excusable, the rights and obligations of the parties shall be the same as if the Notice of Termination had been issued for convenience pursuant to Clause 9.4, Termination.

9.6   Disputes

  (A)
  Pending the final resolution of any dispute arising out of or relating to this Subcontract, Subcontractor shall proceed diligently with performance of this Subcontract, including the delivery of goods or services, and comply with any decision of GSD's Authorized Subcontract Representative. GSD will continue payment to the Subcontractor for acceptable performance rendered during any period under dispute.

  (B)
  Subcontractor shall submit to GSD's Authorized Subcontract Representative a written demand for GSD's final decision regarding the disposition of any dispute between the parties arising out of or relating to this Subcontract, unless GSD, on its own initiative, has already rendered such a final decision. Any final decision of GSD shall be expressly identified as such, shall be in writing, and shall be signed by GSD's Authorized Subcontract Representative, except that GSD's failure to render a final decision within ninety (90) days after receipt of Subcontractor's demand shall be deemed a final decision adverse to Subcontractor's contentions.

  (C)
  GSD's final decision shall be conclusive and binding regarding the dispute unless Subcontractor commences an action to contest such decision in a court of competent jurisdiction in accordance with this Clause 9.6, Disputes, Paragraph (D) within ninety (90) days following the date of the final decision or one (1) year following the accrual of the cause of action, whichever is later.

  (D)
  Any dispute arising under this Subcontract which is not settled by agreement of the parties following a good faith effort to resolve such dispute by negotiations or discussions between managers at the appropriate level of either side, and after exploring various alternate dispute resolution options, may be resolved by appropriate legal proceedings. Subcontractor and GSD agree to submit to the jurisdiction of the laws and the Courts of New York, and agree that venue for any action relating to any dispute arising under this Subcontract shall be in a court located in New York state, or the United States District Court. Notwithstanding the parties' desire to resolve disputes through negotiation or other form of alternate dispute resolution, in the event that immediate action is required to protect a party's rights under the Subcontract, the aggrieved party may take whatever immediate action is appropriate to protect its rights, to include, but not be limited to injunctive relief. Nothing contained in this Subcontract or in any other document related hereto is intended to or shall have the effect of requiring either party hereto to consider, resort to, participate in, or abide by any binding arbitration process or mechanism, or any device or arrangement of a nature or intent similar to binding arbitration.

  (E)
  If the dispute relates to the Government and GSD elects to prosecute any dispute involving this Subcontract under the disputes procedure applicable to the U.S. Government prime or higher-tier contract, Subcontractor shall cooperate fully with GSD in prosecuting the dispute, and Subcontractor shall not be entitled to demand a final decision under Paragraph (B) of this Clause until the dispute is resolved. Subcontractor shall be bound by the final outcome of the disputes procedure if:

    (i)
    GSD has afforded Subcontractor an opportunity to participate in GSDs' prosecution of the dispute, or;

    (ii)
    GSD, having decided to discontinue its own prosecution of the dispute, has afforded Subcontractor an opportunity to continue to prosecute the dispute in GSD's name.

  (F)
  GSD and Subcontractor shall each bear their own costs of prosecuting any dispute.

9.7   Notice of Labor Disputes

  (A)
  Whenever either party has knowledge that any actual or potential labor dispute is delaying or threatens to delay the timely performance of this Subcontract, the party shall immediately give notice to the other party hereof, and all relevant information with respect thereto, to the party's Authorized Representative and shall clearly identify to that parties Authorized Representative of any material changes in the information required hereunder.

  (B)
  Subcontractor agrees to insert the substance of this Clause 9.7, Notice of Labor Disputes, including this Paragraph (B), in any lower-tier subcontract hereunder wherein a labor dispute may delay the timely performance of this Subcontract.

9.8   Notice of Bankruptcy

        In the event either party enters into proceedings relating to bankruptcy, whether voluntary or involuntary, the party affected shall furnish written notification of the bankruptcy to the other parties Authorized Representative. This notification shall be furnished within five (5) days of the initiation of the proceedings relating to bankruptcy filing. The notification shall include the date on which the bankruptcy petition was or is to be filed, and the court in which it was or is to be filed.

9.9   Gratuities

        Both parties warrants and represents that neither party shall not offer to any employee of GSD Subcontractor, or an officer, official, or employee of the Government any gratuity or other favor with the intent to influence that employee's or Government representative's decisions with respect to Subcontractor. Breach of this warranty and representation shall entitle either party to terminate the Subcontract for cause. No business hospitality shall be offered except those that are both (i) moderate and customary in the defense industry and (ii) in compliance with each party's published policy.

9.10 Assignment

        Subcontractor shall not assign any of its rights or interests in this Subcontract, or all or substantially all of its performance of this Subcontract without GSD's prior written consent. Subcontractor shall not delegate any of its duties or obligations under this Subcontract, except that Subcontractor may without GSD consent assign this Subcontract to any successor of Subcontractor by way of merger, consolidation or the acquisition of substantially all of the business assets of Subcontractor. Subcontractor may assign its right to monies due or to become due. No assignment, delegation or subcontracting by Subcontractor, with or without GSD's consent, shall relieve the Subcontractor of any of its obligations under this Subcontract or prejudice any of GSD's rights against Subcontractor whether arising before or after the date of any assignment. GSD's consent shall not be unreasonably withheld.

9.11 Applicable Law

        Any provision of the Federal Acquisition Regulation or any agency supplement thereto that is expressly incorporated herein by reference shall be governed by and construed in accordance with the Federal Common Law of Government Contracts as enunciated and applied by Federal judicial bodies, Boards of Contract Appeals, and quasi-judicial agencies of the Federal Government and not any state law or the Convention on Contracts for the International Sale of Goods. Likewise, the Changes, Termination, Termination for Cause, and Stop Work provisions herein shall in the same manner be governed by and construed in accordance with the Federal Common Law of Government Contracts. To the extent an issue arises under any of these provisions that is not addressed by the Federal Common Law of Government Contracts the laws of the state of New York, regardless of the place of execution or performance shall apply.

9.12 52.212-5, CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS—COMMERCIAL ITEMS (JAN 2006) (DEVIATION)

  (A)
  The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

  (1)
  Reserved

  (2)
  In Accordance With Clause 9.11

  (B)
  The Contractor shall comply with the FAR clauses in this paragraph (b) that the contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

        [Contracting Officer shall check as appropriate.]

    [XX] (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (Jul 1995), with Alternate I (Oct 1995)(41 U.S.C. 253g and 10 U.S.C. 2402).

    [            ] (2) 52.219-3, Notice of Total HUBZone Set-Aside (Jan 1999)(15 U.S.C. 657a).

    [XX] (3) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (Jul 2005) (if the offer or elects to waive the preference, it shall so indicate in its offer)(15 U.S.C. 657a).

    [            ] (4) [Reserved]

    (5) Reserved

    (6) Reserved

    [XX] (7) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2) and (3)).

    (8)

    [XX] (i) 52.219-9, Small Business Subcontracting Plan (Jul 2005)(15 U.S.C. 637 (d)(4)).

    [            ] (i) Alternate I (Oct 2001) of 52.219-9.

    [            ] (ii) Alternate II (Oct 2001) of 52.219-9.

    [            ] (9) Reserved

    (10)

    [            ] (i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (Sep 2005)(10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).

    [            ] (ii)Alternate I (June 2003) of 52.219-23.

    [XX] (11) 52.219-25, Small Disadvantaged Business Participation Program- Disadvantaged Status and Reporting (Oct 1999)(Pub. L.103-355, section 7102, and 10 U.S.C. 2323).

    [XX] (12) 52.219-26, Small Disadvantaged Business Participation Program-Incentive Subcontracting (Oct 2000)(Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

    [            ] (13) 52.219-27, Notice of Total Service-Disabled Veteran-Owned Small Business Set-Aside (May 2004).

    [            ] (14) 52.222-3, Convict Labor (June 2003)(E.O. 11755).

    [XX] (15) 52.222-19, Child Labor-Cooperation with Authorities and Remedies (Jan 2006) (E.O. 13126).

    [XX] (16) 52.222-21, Prohibition of Segregated Facilities (Feb 1999).

    [XX] (17) 52.222-26, Equal Opportunity (Apr 2002)(E.O. 11246).

    [XX] (18) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001)(38 U.S.C. 4212).

    [XX] (19) 52.222-36, Affirmative Action for Workers with Disabilities (Jun 1998)(29 U.S.C. 793).

    [XX] (20) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001)(38 U.S.C. 4212).

    [XX] (21) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201).

  (C)
  The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items:

No Clauses or provisions required

  (D)
  Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records—Negotiation.

  (1)
  The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractors directly pertinent records involving transactions related to this contract.

  (2)
  The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

  (3)
  As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

  (E)
  (1)    Notwithstanding the requirements of the clauses in paragraphs (A), (B), (C) and (D) of this clause, the Contractor is not required to flow down any FAR clause, other than those in paragraphs (i) through (vii) of this paragraph in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—

    (i)
    52.219-8, Utilization of Small Business Concerns (May 2004)(15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

    (ii)
    52.222-26, Equal Opportunity (Apr 2002)(E.O. 11246).

    (iii)
    52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001)(38 U.S.C. 4212).

      (iv)
      52.222-36, Affirmative Action for Workers with Disabilities (June 1998)(29 U.S.C. 793).

      (v)
      52.222-39, Notification of Employee rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201).

      (vi)
      52.222-41, Service Contract Act of 1965, as Amended (Jul 2005), flow down required for all subcontracts subject to the Service Contract Act of 1965 (41 U.S.C. 351, et seq.)

      (vii)
      52.247-64, Preference for Privately-Owned U.S. Flag Commercial Vessels (Apr 2003)(46 U.S.C. Appx 1241 and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

    (2)
    While not required, the contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

9.13 252.212-7001, CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS (MAR 2006) (DEVIATION)

  (A)
  The Contractor agrees to comply with the following Federal Acquisition Regulation (FAR) clause which, if checked, is included in this contract by reference to implement a provision of law applicable to acquisitions of commercial items or components.

    [XX] 52.203-3 Gratuities (Clause 9.9)

  (B)
  The Contractor agrees to comply with any clause that is checked on the following list of Defense FAR Supplement clauses which, if checked, is included in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items or components.

    [XX] 252.219-7003 Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (DoD Contracts) (APR 1996) (15 U.S.C. 637).

    [XX] 252.225-7012 Preference for Certain Domestic Commodities (JUN 2004) (10 U.S.C. 2533a).

    [      ] 252.225-7014 Preference for Domestic Specialty Metals (JUN 2005) (10 U.S.C. 2533a).

    [XX] 252.225-7016 Restriction on Acquisition of Ball and Roller Bearings (JUN 2005) (

    [XX] 252.225-7021 Trade Agreements (DEC 2005) (19 U.S.C. 2501-2518 and 19 U.S.C. 3301 note).

    [XX] 252.225-7027 Restriction on Contingent Fees for Foreign Military Sales (APR 2003) (22 U.S.C. 2779).

    [XX] 252.225-7028 Exclusionary Policies and Practices of Foreign Governments (APR 2003) (22 U.S.C. 2755).

    [XX] 252.226-7001 Utilization of Indian Organizations, Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns (SEP 2004) (Section 8021 of Pub. L. 107-248 and similar sections in subsequent DoD appropriations acts).

    [XX] 252.227-7015 Technical Data—Commercial Items (NOV 1995) (10 U.S.C. 2320).

    [XX] 252.227-7037 Validation of Restrictive Markings on Technical Data (SEP 1999) (10 U.S.C. 2321).

    [XX] 252.247-7023 Transportation of Supplies by Sea (MAY 2002) ([            ] Alternate I) (MAR 2000) ([            ] Alternate II) (MAR 2000) ([            ] Alternate III) (MAY 2002) (10 U.S.C. 2631).

  (C)
  In addition to the clauses listed in paragraph (e) of the Contract Terms and Conditions Required to Implement Statutes or Executive Orders—Commercial Items clause of this contract (FAR 52.212-5), the Contractor shall include the terms of the following clauses, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:

    252.225-7014 Preference for Domestic Specialty Metals, Alternate I (APR 2003) (10 U.S.C. 2533a).

    252.237-7019 Training for Contractor Personnel Interacting with Detainees (SEP 2005) (Section 1092 of Pub. L. 108-375).

    252.247-7023 Transportation of Supplies by Sea (MAY 2002) (10 U.S.C. 2631).

    252.247-7024 Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

9.14 52.212-4, CONTRACT TERMS AND CONDITIONS—COMMERCIAL ITEMS (SEP 2005) (DEVIATION)

  (A)
  Inspection / Acceptance. Subcontract Section 3/5.

  (B)
  Assignment. Subcontract Clause 9.10

  (C)
  Changes. Subcontract Clause 9.3.

  (D)
  Disputes. Subcontract Clause 9.6

  (E)
  Definitions. The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.

  (F)
  Excusable delays. The Subcontractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Subcontractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, acts of GSD or any of its subcontractors, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Subcontractor shall notify the GSD Authorized Representative in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the GSD Authorized Representative of the cessation of such occurrence.

  (G)
  Invoice.

  (1)
  The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized) to the address designated in the contract to receive invoices. An invoice must include—

  (i)
  Name and address of the Contractor;

  (ii)
  Invoice date and number;

  (iii)
  Contract number, contract line item number and, if applicable, the order number;

  (iv)
  Description, quantity, unit of measure, unit price and extended price of the items delivered;

  (v)
  Shipping number and date of shipment, including the bill of lading number and weight of shipment if shipped on Government bill of lading;

  (vi)
  Reserved;

  (vii)
  Name and address of official to whom payment is to be sent;

  (viii)
  Name, title, and phone number of person to notify in event of defective invoice; and

  (ix)
  Taxpayer Identification Number (TIN). The Contractor shall include its TIN on the invoice only if required elsewhere in this contract.

  (x)
  Reserved

  (H)
  Patent indemnity. The Subcontractor shall indemnify the Government and BAE Systems and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.

  (I)
  Reserved

  (J)
  Risk of loss. Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this Subcontract shall remain with the Subcontractor until, and shall pass to others as follows:

  (1)
  To GSD upon delivery of the supplies to a carrier, if transportation is f.o.b. Subcontractors loading dock or

  (2)
  To the Government upon delivery of the supplies to the Government at the destination specified in the contract, if transportation is f.o.b. destination. GSD shall have the risk of loss for all GSD Furnished Material until receipt by Subcontractor at its receiving dock.

  (K)
  Reserved

  (L)
  Termination for Convenience. Subcontract Clause 9.4

  (M)
  Termination for Cause. Subcontract Clause 9.5

  (N)
  Reserved

  (O)
  Warranty. Subcontract Clause 8.9 (A) and (B)

  (P)
  Reserved

  (Q)
  Other compliances. The parties shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.

  (R)
  Compliance with laws unique to Government contracts. The parties agree to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C. 3701, et seq., Contract Work Hours and Safety Standards Act; 41 U.S.C. 51-58, Anti-Kickback Act of 1986; 41 U.S.C. 265 and 10 U.S.C. 2409 relating to whistleblower protections; 49 U.S.C. 40118, Fly American; and 41 U.S.C. 423 relating to procurement integrity.

  (S)
  Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order:

  (1)
  The Production License

  (2)
  The schedule of supplies/services.

  (3)
  The Assignments, Disputes, Payments, Invoice, Other Compliances, and Compliance with Laws Unique to Government Contracts paragraphs of this clause.

  (4)
  The clause at 52.212-5 as modified and / or deviated

  (5)
  Addenda to this Subcontract, including any license agreements for computer software.

  (6)
  Other paragraphs of this clause.

  (7)
  Other documents, exhibits, and attachments (excluding the Production License).

  (8)
  The specification.

  (T)
  Limitation of Liability

        Except as otherwise provided by an express warranty, the Subcontractor will not be liable to GSD for consequential damages resulting from any defect or deficiencies in accepted items.

9.15 52.222-39, NOTIFICATION OF EMPLOYEE RIGHTS CONCERNING PAYMENT OF UNION DUES OR FEES (DEC 2004)

  (A)
  Definition. As used in this clause—
  United States means the 50 States, the District of Columbia, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.

  (B)
  Except as provided in paragraph (e) of this clause, during the term of this contract, the Contractor shall post a notice, in the form of a poster, informing employees of their rights concerning union membership and payment of union dues and fees, in conspicuous places in and about all its plants and offices, including all places where notices to employees are customarily posted. The notice shall include the following information (except that the information pertaining to National Labor Relations Board shall not be included in notices posted in the plants or offices of carriers subject to the Railway Labor Act, as amended (45 U.S.C. 151-188)).

Notice to Employees

        Under Federal law, employees cannot be required to join a union or maintain membership in a union in order to retain their jobs. Under certain conditions, the law permits a union and an employer to enter into a union-security agreement requiring employees to pay uniform periodic dues and initiation fees. However, employees who are not union members can object to the use of their payments for certain purposes and can only be required to pay their share of union costs relating to collective bargaining, contract administration, and grievance adjustment.

        If you do not want to pay that portion of dues or fees used to support activities not related to collective bargaining, contract administration, or grievance adjustment, you are entitled to an appropriate reduction in your payment. If you believe that you have been required to pay dues or fees used in part to support activities not related to collective bargaining, contract administration, or grievance adjustment, you may be entitled to a refund and to an appropriate reduction in future payments.

        For further information concerning your rights, you may wish to contact the National Labor Relations Board (NLRB) either at one of its Regional offices or at the following address or toll free number:

National Labor Relations Board
Division of Information
1099 14th Street, N.W.
Washington, DC 20570
1-866-667-6572
1-866-316-6572 (TTY)

        To locate the nearest NLRB office, see NLRB's website at http://www.nlrb.gov.

  (C)
  The Contractor shall comply with all provisions of Executive Order 13201 of February 17, 2001, and related implementing regulations at 29 CFR part 470, and orders of the Secretary of Labor.

  (D)
  In the event that the Contractor does not comply with any of the requirements set forth in paragraphs (b), (c), or (g), the Secretary may direct that this contract be cancelled, terminated, or suspended in whole or in part, and declare the Contractor ineligible for further Government contracts in accordance with procedures at 29 CFR part 470, Subpart B—Compliance Evaluations, Complaint Investigations and Enforcement Procedures. Such other sanctions or remedies may be imposed as are provided by 29 CFR part 470, which implements Executive Order 13201, or as are otherwise provided by law.

  (E)
  The requirement to post the employee notice in paragraph (b) does not apply to-

  (1)
  Contractors and subcontractors that employ fewer than 15 persons;

  (2)
  Contractor establishments or construction work sites where no union has been formally recognized by the Contractor or certified as the exclusive bargaining representative of the Contractor's employees;

  (3)
  Contractor establishments or construction work sites located in a jurisdiction named in the definition of the United States in which the law of that jurisdiction forbids enforcement of union-security agreements;

  (4)
  Contractor facilities where upon the written request of the Contractor, the Department of Labor Deputy Assistant Secretary for Labor-Management Programs has waived the posting requirements with respect to any of the Contractor's facilities if the Deputy Assistant Secretary finds that the Contractor has demonstrated that-

  (i)
  The facility is in all respects separate and distinct from activities of the Contractor related to the performance of a contract; and

  (ii)
  Such a waiver will not interfere with or impede the effectuation of the Executive order; or

  (5)
  Work outside the United States that does not involve the recruitment or employment of workers within the United States.

  (F)
  The Department of Labor publishes the official employee notice in two variations; one for contractors covered by the Railway Labor Act and a second for all other contractors. The Contractor shall—

  (1)
  Obtain the required employee notice poster from the Division of Interpretations and Standards, Office of Labor-Management Standards, U.S. Department of Labor, 200 Constitution Avenue, NW, Room N-5605, Washington, DC 20210, or from any field office of the Department's Office of Labor-Management Standards or Office of Federal Contract Compliance Programs;

  (2)
  Download a copy of the poster from the Office of Labor-Management Standards website at http://www.olms.dol.gov; or

  (3)
  Reproduce and use exact duplicate copies of the Department of Labor's official poster.

  (G)
  The Contractor shall include the substance of this clause in every subcontract or purchase order that exceeds the simplified acquisition threshold, entered into in connection with this contract, unless exempted by the Department of Labor Deputy Assistant Secretary for Labor-Management Programs on account of special circumstances in the national interest under authority of 29 CFR 470.3(c). For indefinite quantity subcontracts, the Contractor shall include the substance of this clause if the value of orders in any calendar year of the subcontract is expected to exceed the simplified acquisition threshold. Pursuant to 29 CFR part 470, Subpart B—Compliance Evaluations, Complaint Investigations and Enforcement Procedures, the Secretary of Labor may direct the Contractor to take such action in the enforcement of these regulations, including the imposition of sanctions for noncompliance with respect to any such subcontract or purchase order. If the Contractor becomes involved in litigation with a subcontractor or vendor, or is threatened with such involvement, as a result of such direction, the Contractor may request the United States, through the Secretary of Labor, to enter into such litigation to protect the interests of the United States.

9.16 Reserved

9.17 252.229-7011, REPORTING OF FOREIGN TAXES—U.S. ASSISTANCE PROGRAMS (SEP 2005)

  (A)
  Definition. Commodities, as used in this clause, means any materials, articles, supplies, goods, or equipment.

  (B)
  Commodities acquired under this contract shall be exempt from all value added taxes and customs duties imposed by the recipient country. This exemption is in addition to any other tax exemption provided through separate agreements or other means.

  (C)
  The Contractor shall inform the foreign government of the tax exemption, as documented in the Letter of Offer and Acceptance, country-to-country agreement, or interagency agreement.

  (D)
  If the foreign government or entity nevertheless imposes taxes, the Contractor shall promptly notify the Contracting Officer and shall provide documentation showing that the foreign government was apprised of the tax exemption in accordance with paragraph (c) of this clause.

  (E)
  The Contractor shall insert the substance of this clause, including this paragraph (e), in all subcontracts for commodities that exceed $500.

9.18 52.211-4019(TACOM), SOURCES OF SUPPLY FOR TIRES ON TACTICAL WHEELED VEHICLES—ALTERNATE I (APR 2000)(Deviation)

  (A)
  Definition.

    Qualified Tire Part Numbers: means any tire part number that you, as the vehicle manufacturer, have qualified for possible inclusion on the vehicle at the time of government final acceptance of the vehicle.

  (B)
  Except as provided in (c) below, you must identify and list on the following lines, a minimum of three qualified tire part numbers, their corresponding manufacturer and National Stock Number (if an NSN is available), to provide alternate sources of supply for future spare tire procurements for the vehicles deliverable under this contract. By identifying tires on the lines below, you represent that (1) such tires comply with all applicable requirements in the vehicle specification; and (2) when such tires are applied at any wheel position, they shall not cause any adverse vehicle handling effects, when combined with the other approved manufacturers' tires listed below. List on the first line the tire you expect to have on the vehicle at time of government final acceptance.

MANUFACTURER	MFG PN	NSN	QPL Number
1. TBD
2. TBD
3. TBD
  (C)
  In the event you cannot provide at least three (3) qualified sources of supply for tires, you must give reasons to GSD prior to contract award to explain why only two (2), or only one (1) source is available. Your rationale, as a minimum, shall include your methodology for qualifying/disqualifying alternate sources of supply for tires. Also, your rationale shall provide data to support any restrictions on mixing tires (e.g. a restriction that requires a single brand of tire to be used for all positions on a given axle).

  (D)
  Indicate which of the above tires if any, are on one of the following Cooperative Approved Tire List (CATL) or Federal Specification Qualified Products Lists (QPL):

CATL 1922	Tires, Pneumatic, Vehicular (Highway)
QPL-ZZ-T-410	Tires, Pneumatic, Industrial
CATL 1923	Tires, Pneumatic, Low Speed, Off Highway
QPL-ZZ-T-1619	Tires, Pneumatic, Agricultural

    If applicable, list, in the space above, the CATL or QPL number and the NSN for each tire. In the event one or more tires selected above does not have an assigned NSN, provide reasons to the PCO prior to contract award for the non-NSN tire selection over other NSN assigned tires.

  (E)
  After contract award, you must perform Component Qualification Testing on the tires listed in (b) above. Testing will determine the suitability of tires for use on equipment deliverable under this contract and will demonstrate that mixing different tire tread designs on a single vehicle will not degrade equipment performance below the requirements set forth in the system specification.

  (1)
  Component Qualification Test.    You shall conduct all necessary qualification testing and selection of test samples under Government surveillance at locations you designate. The test shall be conducted in accordance with the Government Component Qualification Test Plan (located in the purchase description or specification) and completed within 60 days prior to government acceptance of the first production vehicles offered under this contract. You shall submit Qualification Test Reports detailing all test results in accordance with Data Item DI-T-1900 and the Contract Data Requirements List (DD Form 1423).

  (2)
  Component Qualification Test Deficiencies.    Failure of the Qualification Test tires to meet specified requirements as a result of any deficiency during or as a result of such testing shall be cause for rejection. Failure to meet specified requirements shall be prima facie evidence that all tires which the test sample represents are similarly deficient unless you furnish evidence satisfactory to the Contracting Officer that they are not similarly deficient. Any failure of a manufacturer's tires during system testing will require additional component qualification testing to be approved.

  (F)
  In the event Component Qualification Testing is waived, you shall be responsible for certifying that all tires identified in (b) above are suitable for use on vehicles deliverable under this contract and that mixing of these tires will not degrade vehicle performance in terms of mobility, durability, ride and handling below the contract requirements.

9.19 52.211-4069 (TACOM), WELDING INSPECTION REQUIREMENTS (MAR 2001)

  (A)
  INSPECTION: As the contractor, during performance of this contract you will verify weld quality and workmanship using qualified inspectors trained to perform these inspection functions. Acceptable qualification of your inspectors may be based on:

  (1)
  current or previous certification as an AWS Certified Welding Inspector; or

  (2)
  current or previous certification by the Canadian Welding Bureau (CWB); or

  (3)
  inspection performed by an engineer or technician who is competent in the use of weld inspection techniques and equipment, on the basis of (i) formal training or (ii) experience, or both, in metals fabrication, inspection, and testing.

  (B)
  NON BALLISTIC VISUAL INSPECTION. You will perform all non-ballistic visual inspections of weld quality and workmanship for structural steel in accordance with Section 6 of AWS D1.1-96. For structural aluminum, you may perform non-ballistic visual inspections of weld quality and workmanship using the guidelines given in MIL-STD-370A, dated 21 Sep 93.

  (C)
  BALLISTIC VISUAL INSPECTION. You will perform all ballistic visual inspections in accordance with Section 6 of the UDLP/TACOM Ground Combat Vehicle Code—Aluminum, dated July 1996. Copies of this document can be obtained by written request to:

    Commander, US Army Tank-automotive and Armaments Command
    ATTN: AMSTA-TR-E/Materials
    Warren, MI 48397-5000

9.20 52.223-4000 (TACOM), ENVIRONMENTAL, SAFETY, AND ENERGY STANDARDS AND REGULATIONS (SEP 1978)(Deviation)

  (A)
  The contract price includes Contractor compliance with all federal vehicle emission, fuel economy, safety, and noise requirements and standards, hereinafter referred to as requirements, affecting the supplies to be delivered under this contract which, as of the time of bid opening in the case of sealed bidding, or as of the time for receipt of Best and Final Offers (BAFOs) in the case of a negotiated solicitation, were in effect or scheduled to become effective during the term of this contract.

  (B)
  In the event any of these requirements are subsequently changed (i.e., altered, rescinded or postponed) and such changes have not been otherwise provided for prior to the award of this contract, and compliance is mandatory upon the Contractor, and such changes cause an increase or decrease in the cost of, or time required to perform the contract, Contractor compliance with these changes shall be subject to equitable adjustment.

  (C)
  If any of these requirements are changed as described above, but compliance is optional on the part of the Contractor, the Contractor shall promptly notify GSD in writing and GSD shall have the right to decide whether the supplies yet to be accepted and delivered to the Government shall incorporate the optional changes. After receipt of this written notice GSD shall provide timely written advice to the Contractor of the Government's decision and, if applicable, the effective data of such change(s). If GSD's election constitutes a change which causes an increase or decrease in the cost of, or time required to perform this contract, Contractor compliance therewith shall be subject to equitable adjustment.

9.21 52.247-4458 (TACOM), GUARANTEED SHIPPING CHARACTERISTICS—F.O.B. DESTINATION (SEP 2000)(Deviation)

  (A)
  The Subcontractor is required to complete subparagraph (b)(1), (2), and (3), of this clause, for each part or component, including all of its packaging. This information will be used by the Government to perform logistics management functions such as providing item sustainment, planning (e.g., estimating storage costs), and redistribution. You are not liable if you give us wrong information, however since the DOD uses this data in-house in existing data bases and because this information may be used in contingency planning it, we request that the information provided be as accurate as possible.

  (B)
  Definitions of terms commonly used in the packaging and distribution environments are defined in ASTM D996 and should be consulted if any term used herein is in question.

    (1)
    Unit Package:

    (i)
    Specify the type of UNIT PACKAGE for each single unit of issue: A container in direct contact with and enclosing the product along with any required protective materials(s)(e.g., item is wrapped in neutral paper, polyethylene foam cushion wrapped, sealed in a waterproof bag, and placed in a fiberboard box).

    (ii)
    Unit Package Exterior Size/Weight of Unit Package with contents:

        Length              × Width              × Depth             (expressed in inches)/Weight expressed in      pounds

    (2)
    Shipping Container:

    (i)
    Exterior Size of SHIPPING CONTAINER AND CONTENTS THEREIN:

        Length,              × Width,              × Height,             (expressed in feet and inches)

      (ii)
      Number of unit packages per shipping container             each

      (iii)
      Gross weight of Shipping container and contents             Lbs.

    (3)
    Unitized Loads:

    (i)
    Is the Load palletized, skidded, or some other platform device used as a base for handling and transporting as a single entity. Yes [    ] No [    ]; describe:

                                .

      (ii)
      Number of Shipping containers per pallet/skid             each.

      (iii)
      Weight of empty pallet, skid, platform, dolly, other device used as a base for handling and transporting materials             Lbs

      (iv)
      Size of Unit Load(pallet/skid including shipping container(s)assembled for handling and transportation as a single entity:

        Length,              × Width,              × Height,             (expressed in feet and inches)

      (v)
      Gross Weight of Unit Load       Lbs;

9.22 PROGRESS REPORT

        Subcontractor shall provide to GSD electronically a monthly progress report. The report shall contain written summaries of activities including work accomplished, emerging results, problems encountered and expected solutions, if applicable, information pertaining to GSD Furnished Material issues encountered during the performance period. The progress report shall be delivered to GSD within seven working days after the last working day of the month. The progress report shall be addressed to the GSD Subcontract personnel stated within Section 7 of this Subcontract.

        Note: The requirements of this clause are subject to revision based upon the requirements agreed on by the parties in the Master Program Plan.

        [END OF SECTION 9]

BAE SYSTEMS LAND & ARMAMENTS LP, GROUND SYSTEMS DIVISION
MODIFICATION NO: 01—SUBCONTRACT NO: SCT004135
SECTION 10—LIST OF ATTACHMENTS
03 AUGUST 2006

10.1—GSD Certifications
(A) Debarment, Suspension, Proposed Debarment	GSD-5147
(B) Annual Certification of Toxic Chemical Release Report	GSD-5926
(C) Equal Employment Opportunity Certification	GSD-5154

10.2—STATEMENT OF WORK
Statement of Work:	Section 10, Attachment 10.2
Titled:	Statement of Work for Iraqi Light Armored Vehicle (ILAV)
Original Date:	13 June 2006
Revision:	001
Revision Date:	14 June 2006

10.3—EXHIBIT A
Exhibit:	Section 10, Attachment 10.3
Titled:	Contract Data Requirements List
Original Date:	2 May 2006
Revision:	N/A
Revision Date:	N/A

10.4—PERFORMANCE SPECIFICATION (Note: All References to CLS is Superseded by Attachment 10.2, Statement of Work)
Performance Specification:	Section 10, Attachment 10.4
Titled:	Specification (Prime Contract)
Original Date:	24 May 2006
Revision:	N/A
Revision Date:	N/A

10.5—TECHNICAL INFORMATION
Technical Information:	Section 10, Attachment 10.5
Titled:	Technical Information
Original Date:	24 May 2006
Revision:	N/A
Revision Date:	N/A

10.6—SHAKEDOWN TEST PLAN
Test Plan:	Section 10, Attachment 10.6
Titled:	ILAV Shakedown Test Plan
Original Date:	24 May 2006
Revision:	N/A
Revision Date:	N/A

10.7—DATA ITEM DESCRIPTIONS (DID's)
DID:	Section 10, Attachment 10.7
Titled:	Data Item Descriptions for Exhibit A
Original Date:	24 May 2006
Revision:	N/A
Revision Date:	N/A

10.8—VEHICLE ACCEPTANCE TEST
Acceptance Test:	Section 10, Attachment 10.8
Titled:	ILAV Production Vehicle Acceptance Test
Original Date:	24 May 2006
Revision:	N/A
Revision Date:	N/A

10.9—VEHICLE SURVIVABILITY
Technical Information:	Section 10, Attachment 10.9
Titled:	Technical Information—Vehicle Survivability
Original Date:	25 May
Revision:	N/A
Revision Date:	N/A

10.10—PRODUCTION MANUFACTURING LICENSE
License:	Section 10, Attachment 10.10
Titled:	Production Manufacturing License
Original Date:	13 June 2006
Revision:	N/A
Revision Date:	N/A

10.11—LOGISTIC SUPPORT AGREEMENT
Logistic Support Agreement:	Section 10, Attachment 10.11
Titled:	Logistic Support Agreement
Original Date:	13 June 2006
Revision:	N/A
Revision Date:	N/A

10.12—PERFORMANCE BASED PAYMENT (PBP) CERTIFICATION
PBP Certification:	Section 10, Attachment 10.12
Titled:	Certification of Completion
Original Date:	N/A
Revision:	N/A
Revision Date:	N/A

10.13—PERFORMANCE BASED PAYMENTS (PBP) PLAN
PBP Payment Plan:	Section 10, Attachment 10.13
Titled:	Performance Based Payment Plan
Original Date:	07 August 2006
Revision:	N/A
Revision Date:	N/A

10.14—LOGISTICS SUPPORT PAYMENTS PLAN
Logistic Support Payment Plan:	Section 10, Attachment 10.14
Titled:	Logistic Support Payment Plan
Original Date:	24 July 2006
Revision:	N/A
Revision Date:	N/A

10.15—CONTRACTOR LOGISTICS SUPPORT EQUIPMENT LIST
Equipment List:	Section 10, Attachment 10.15
Titled:	Contractor Support Equip. List
Original Date:	02 August 2006
Revision:	N/A
Revision Date:	N/A

[END OF SECTION 10]

SUBCONTRACT ATTACHMENT 10.2
FPII DESCRIPTION/SPECIFICATIONS/WORK STATEMENT
Doc# ILV00033 Revision 001

STATEMENT OF WORK

(SOW)

For

Iraqi Light Armored Vehicle (ILAV)

PREPARATION DATE: June 14, 2006
REVISION NUMBER: 001 DATE: June 14, 2006

CONTRACT NUMBER
W56HZV-06-D-VB01

PREPARING ORGANIZATION: BAE Systems
PO Box 15512, York PA, 17405

        Proprietary rights are included in the information disclosed herein. Recipient, by accepting this document, agrees that neither this document nor the information disclosed herein nor any part thereof shall be reproduced or transferred to other documents or used or disclosed to others for any purpose except as specifically authorized in writing by BAE SYSTEMS Land & Armaments L.P. This information is exempt from disclosure under Exemptions 3 and 4 of the Freedom of Information Act. Any unauthorized disclosure by a Government employee is a violation of the Trade Secrets Act.

 SUBCONTRACT ATTACHMENT 10.2
FPII DESCRIPTION/SPECIFICATIONS/WORK STATEMENT
Doc# ILV00033 Revision 001

TABLE OF CONTENTS

Table of Contents	2
C.1 Purpose and Scope:	3
C.2 Production Effort:	3
C.3 Test Support:	3
C.3.1 Vehicles to be produced	3
C.3.1.1 Automotive Test	3
C.3.1.1.1 Failure Reporting, Analysis and Corrective Action System (FRACAS)	3
C.3.1.2 Transportation of Vehicles	4
C.3.2 Deficiencies Identified During Testing	4
C.3.3 Production Vehicle Acceptance Test (PVAT)	4
C.4 Program Reviews and Documentation:	5
C.4.1 Start of Work Meetings	5
C.4.1.1 Subcontract Start of Work Meeting	5
C.4.1.2 Prime Contract Start of Work Meeting	5
C.4.1.3 Pre and Post Test Meetings	5
C.4.2 Weekly Subcontract Status Report	5
C.5 Subcontractor Logistics Support:	5
C.5.1 General	5
C.5.1.1 Actions Necessary for CLS Effort	6
C.5.1.2 Unused Spare and Repair Parts	6
C.5.2 Maintenance	6
C.5.2.1 Tools, Test, Measurement, and Diagnostic Equipment	6
C.5.2.2 Vehicle Maintenance and Repair	7
C.5.2.3 Safety and HAZMAT	7
C.5.3 Training	8
C.5.3.1 Training Facilities	8
C.5.3.2 Operator, Maintenance, and Driving Training	8
C.5.3.3 Training Tools, Aids, Devices	8
C.5.3.3.2 Maintenance Training	9
C.5.4 Spare and Repair Parts Support	9
C.5.4.1 Usage Data on All Supplies	9
C.5.4.2 Reserved	10
C.5.4.3 Recommended Spare and Repair Parts List	10
C.5.4.4 Spare Parts Source of Supply	10
C.5.4.5 Spare Parts Distribution	10
C.5.5 Manuals	10
C.5.5.1	10
C.5.6 Living Facilities and Security	11
C.5.6.1 Secure Transportation	11
C.5.6.2 Living Facilities	11
C.5.6.3 Meals	11
C.6 Reserved	11

Proprietary rights are included in the information disclosed herein. Recipient, by accepting this document, agrees that neither this document nor the information disclosed herein nor any part thereof shall be reproduced or transferred to other documents or used or disclosed to others for any purpose except as specifically authorized in writing by BAE SYSTEMS Land & Armaments L.P. This information is exempt from disclosure under Exemptions 3 and 4 of the Freedom of Information Act. Any unauthorized disclosure by a Government employee is a violation of the Trade Secrets Act.

 SUBCONTRACT ATTACHMENT 10.2
FPII DESCRIPTION/SPECIFICATIONS/WORK STATEMENT
Doc# ILV00033 Revision 001

C.1 Purpose and Scope:    This statement of work (SOW) describes the outcomes that the subcontractor is required to achieve. The subcontractor shall produce and deliver ILAVs meeting the requirements of the specification set forth in Attachments 001 and 006, and the incorporated approved Technical Information, Attachment 002 of this subcontract.

C.2 Production Effort:    The subcontractor shall produce and deliver ILAVs which meet the requirements of the specification as set forth in Attachments 001, 002 and 006 of this contract. As they are discovered, the Subcontractor shall immediately report to BAE Systems lead time issues that may impact schedule.

C.3 Test Support:

C.3.1 Vehicles to be produced

One of the initial vehicles produced by the subcontractor will be selected by the Government for a Government conducted automotive shakedown test. Although it is not planned, the Government reserves the right to conduct tests in order to verify ballistic performance.

C.3.1.1 Automotive Test

The automotive test will be conducted in accordance with Attachment 003 to verify the subcontractors' vehicle safety, performance and durability. The subcontractor shall provide on-site technical assistance and spare parts support at the Aberdeen Proving Ground, MD test site to support the automotive testing up to sixty (60) days. The subcontractor shall assist in resolution of any test incidents that occur during the test process by participating in a Failure Analysis and Corrective Action process.

C.3.1.1.1 Failure Reporting, Analysis and Corrective Action System (FRACAS)

The Failure Reporting, Analysis and Corrective Action System (FRACAS) process, a BAE System ISO 9000 controlled process, defines the closed loop system for the ILAV team to address test incidents or failures during Shakedown Test. BAE System's Failure Review Board (FRB) will manage the test incident reporting, failures, analyses and corrective actions during Shakedown Test. The responsibilities and procedure for the FRACAS System is detailed in BAE Systems engineering procedure ENG_10r1. This procedure describes the FRACAS process flow and definitions relative to the FRACAS. It details management of test incident reporting, failure analysis and corrective actions. The procedure is attached as Attachment 008 to this SOW.

BAE Systems will electronically transmit all applicable Test Incident Report (TIR) on the BAE Systems or Government TIR form for each incident related to FPII design. A Government TIR form is shown within ENG_10r1 as Attachment C. A failure and corrective action analysis shall be performed by FPII to address the problem identified by the TIR and a Corrective Action Report (CAR) submitted as follows:

Critical/Safety:    A response will be faxed or electronically mailed to BAE Systems within two (2) days of BAE Systems transmittal of TIR to FPII. FPII will be advised of rejected CARs via electronic mail by BAE Systems. FPII shall submit a revised CAR incorporating BAE Systems comments within 4 calendar days.

Major:    A response will be telefaxed or electronically mailed to BAE Systems within four (4) days of BAE Systems transmittal of TIR to FPII. FPII will be advised of rejected CARs via electronic mail by

BAE Systems. FPII shall submit a revised CAR incorporating BAE Systems comments within 4 calendar days.

Minor:    A response will be telefaxed or electronically mailed to BAE Systems within nine (9) days of BAE Systems transmittal of TIR to FPII. FPII will be advised of rejected CARs via electronic mail by BAE Systems. FPII shall submit a revised CAR incorporating BAE Systems comments within 4 calendar days.

Informational: A response will be provided to BAE upon request only.

A CAR form is shown within the Engr 10 procedure as Attachment B. All incidents are resolved when the CAR is approved by BAE Systems and the Government. Supplemental data, such as updated drawings or other technical documentation, will be required to support the CAR. The CAR will be deemed complete upon BAE Systems approval.

C.3.1.2 Transportation of Vehicles

The subcontractor shall be responsible for transportation of their vehicle to the Government test facility, the return transportation to the subcontractors' facility, and the return of the test vehicle to like new condition. This vehicle will be retained at the subcontractors' facility, and it will be the last vehicle accepted of the first ordering year estimated quantity.

C.3.2 Deficiencies Identified During Testing

The subcontractor will be allowed to continue production and delivery of vehicles during the Government shakedown test, but the subcontractor shall correct any deficiencies identified during testing on all ILAVs, including vehicles already shipped to Iraq, at no additional cost to BAE Systems. The Government also reserves the right to re-test the vehicle in order to verify ballistic performance.

C.3.3 Production Vehicle Acceptance Test (PVAT)

The subcontractor will conduct a Production Vehicle Acceptance Test (PVAT) on every production vehicle in accordance with Attachment 005.

C.4 Program Reviews and Documentation:

C.4.1 Start of Work Meetings

C.4.1.1 Subcontract Start of Work Meeting

Subcontract Start of Work Meeting: Not later than seven (7) days after subcontract award, the subcontractor shall host a start of work meeting with BAE Systems.

C.4.1.2 Prime Contract Start of Work Meeting

Prime Contract Start of Work Meeting: The subcontractor shall support BAE Systems during the Start of Work meeting with the Government on or about 15-16 Jun 2006, with up to 3 persons attending on-site in York, and with presentation materials in accordance with the agenda set for the meeting in advance.

C.4.1.3 Pre and Post Test Meetings

Pre and Post Test Meetings: If required, the subcontractor shall host a pre and/or post test meeting at their facility.

C.4.2 Weekly Subcontract Status Report

For the initial 180 days after prime contract award, the subcontractor shall provide a weekly subcontract status report in accordance with CDRL A001. The report shall describe in narrative format, all significant issues/activities for the subcontract to include status of each deliverable. The subcontractor shall conduct a verbal monthly review of all ILAV efforts with BAE Systems as directed by the subcontract administrator or their technical representative via video conference or teleconference.

C.5 Subcontractor Logistics Support

C.5.1 General

The Subcontractor shall provide Contractor Logistics Support (CLS) for the Iraqi Light Armored Vehicle (ILAV). The CLS shall consist of the following elements: vehicle maintenance to cover Routine and Non-Routine maintenance through Depot Level support; train-the-trainer "operator/driver" and "maintenance" training to an "intermediate" or Direct Support Level; spare and repair parts support; and manuals. The CLS effort shall include and be focused on transitioning from the subcontractor providing and performing all effort and being totally responsible, through the subcontractor being responsible and the Iraqi personnel performing, to the end state of the Iraqi personnel performing and being responsible and the subcontractor providing guidance. The location of this effort will be at a location to be determined in Iraq (provided in Attachment 006).

C.5.1.1 Actions Necessary for CLS Effort

The subcontractor is responsible for performing all actions necessary in preparation for, support to, and performance of the actual in-country portion of the CLS effort. The duration of the in-country portion of the CLS effort will be twenty-four (24) months in length, commencing at the delivery of the first vehicle to the at a location to be determined in Iraq (provided in Attachment 006). For planning purposes the subcontractor should expect initial vehicle delivery at a location to be determined in Iraq (provided in Attachment 006), no later than sixty (60) days after departure from the subcontractors loading dock. Anything not specifically stated as provided within this document, must be provided by the subcontractor.

C.5.1.2 Unused Spare and Repair Parts

At the end of the in-country period of performance, the subcontractor shall leave behind at the ILAV Maintenance Facility at a location to be determined in Iraq (provided in Attachment 006) all unused spare and repair parts, lubricants, oil, grease, test, measurement and diagnostic equipment, vehicle specific equipment, and tools and office equipment (such as desks, computers, filing cabinets).

C.5.2 Maintenance

A Maintenance Facility will be provided at a location to be determined in Iraq (provided in Attachment 006) by the Multi-National Security Transition Command—Iraq for the Vehicle Maintenance mission. This facility will be a heavy canvas clamshell with concrete floor (sprung). It will be approximately 300 feet by 120 feet. This space will be used for the Vehicle Maintenance mission as well as for the Training mission and parts storage. It will also provide working space for subcontractor office use. A translator(s) will be provided to the subcontractor personnel as necessary. All utilities will be provided free of charge to the subcontractor for the subcontractors use. Fuel and generators will be provided for the use of the subcontractor personnel. Bathroom facilities will be available. There is sufficient real estate at a location to be determined in Iraq (provided in Attachment 006) compound to provide safe, secure areas for driving vehicles during maintenance actions.

C.5.2.1 Tools, Test, Measurement, and Diagnostic Equipment

The subcontractor shall provide any and all tools, test, measurement, and diagnostic and vehicle specific equipment necessary, as incorporated by Attachment 007 which includes a minimum level of equipment necessary for this effort, for the maintenance of 378 ILAVs in accordance with the Prime Contract delivery schedule. The subcontractor shall provide mechanics skilled in all areas of maintenance for the ILAV, to include the opaque and transparent armor. All tools, test, measurement, and diagnostic equipment and vehicle specific equipment shall be left at a location to be determined in Iraq (provided in Attachment 006) at the end of the CLS subcontract period of performance. The subcontractor shall not be responsible for facilitating the Maintenance shop for follow-on tool, test, measurement, diagnostic or vehicle specific equipment support after the period of performance is completed, other than the previously mentioned left behind shop items.

C.5.2.2 Vehicle Maintenance and Repair

The subcontractor shall provide any and all vehicle maintenance, repair, and spare parts, as incorporated by Attachment 007 which includes a minimum level of equipment necessary for this effort, to support 378 each ILAVs. The maintenance and repair responsibility is for all routine and non-routine maintenance requirements of the vehicles. Routine Maintenance, for this effort, is defined as the scheduled actions necessary to adhere to manufacturer recommend service intervals. Non-Routine, for this effort, is defined as all unscheduled actions necessary to service and / or repair vehicles. Accident and / or Combat Damage repair is not included in this scope of work. The subcontractor shall inspect each ILAV upon delivery, repair any damages, correct fluid and grease levels as appropriate, and replace anything that may be missing. The subcontractor shall provide vehicle maintenance and repair from the lowest level maintenance through Depot Level. Depot Level maintenance and repair entails repair, rebuilding, and major overhaul of vehicles, parts, assemblies, and subassemblies. For planning purposes the subcontractor should base Maintenance projection on the vehicles being driven 36,000 miles per one (1) year period of time. The subcontractor shall have personnel qualified to perform all levels of routine and non-routine maintenance, to include armor (transparent and opaque) maintenance and repair. The subcontractor shall have personnel qualified to assess, trouble shoot, and repair all vehicles. Subcontractor shall schedule and perform routine maintenance on each ILAV at the appropriate scheduled interval. All service shall be performed within reasonable timelines. Subcontractor shall establish a seven (7) day a week, twelve (12) hour a day operation of the Maintenance Facility with an on-call and after hour response availability. The required response time for on-call and an after-hours situation is six (6) hours. The standard for maintenance action completion shall be as follows: all routine maintenance per vehicle will be completed within one (1) day of vehicle induction and all non-routine maintenance will be completed within three (3) days of vehicle induction for service. The fleet operational readiness goal is ninety percent (90%). The subcontractor personnel shall notify the subcontract administrator or technical representative if a vehicle has been assessed to be non-repairable under the auspices of this subcontract.

C.5.2.3 Safety and HAZMAT

The subcontractor will be responsible for ensuring the work area is secured properly at the end of each business day. Subcontractor personnel shall be responsible for the cleanup of their work areas daily and for knowledge of and compliance with local safety standards. The subcontractor should ensure that quality service and repair work is performed on all vehicles, at all times. In the event of a maintenance shop accident or any other incident involving hazardous materials (HAZMAT), subcontractor personnel shall take appropriate action to contain the problem immediately and notify proper authorities, in accordance with local requirements. HAZMAT will be identified with appropriate Material Safety Data Sheets (MSDS), labeled and stored accordingly. Unserviceable tires and batteries will be stored in one location and coordinated with the local representative for disposal instructions.

C.5.3 Training

C.5.3.1 Training Facilities

The Maintenance Facility provided by the Multi-National Security Transition Command—Iraq for vehicle maintenance under this subcontract, will also be used for the Vehicle Training (See C.5.2.2.). A translator(s) will be provided to the subcontractor, as necessary. The subcontractor is responsible for providing qualified instructors to meet the goals of this Training Mission. All training will be performed inside a location to be determined in Iraq (provided in Attachment 006). The subcontractor shall determine how many vehicles will be required for the training mission and to obtain these vehicles from vehicles that have been delivered under this subcontract. The subcontractor shall coordinate any issues on vehicle availability with BAE Systems' Authorized Subcontract Representative.

C.5.3.2 Operator, Maintenance, and Driving Training

The training shall be performed as "Train-the-Trainer" training and shall consist of both Operator and Maintenance Training. The goal of the training is to train the Iraqi personnel to be able to take over the operation of the Maintenance Facility and to perform future Operator/Drive Training themselves. The Subcontractor shall plan to reach this goal through a phased approach. The initial phase shall consist of the subcontractor personnel being totally responsible, in charge, and providing training; phase two (2) shall consist of the subcontractor personnel starting to transition responsibility for work accomplishment to the Iraqi personnel while the subcontractor continues to provide strong subcontractor presence, side-by-side work, and tutelage; and in phase three (3) the Iraqi personnel should be fully trained and responsible for the performance of all maintenance and operator/driver missions with only support and coaching from the subcontractor personnel. There will be a different set of students for the Operator / Driver training and for the Maintenance Training. There is sufficient real estate within a location to be determined in Iraq (provided in Attachment 006) to provide safe, secure areas for the operation and driving of vehicles during training classes. Upon course completions, the Subcontractor shall provide a Certificate of Course Completion to each student who successfully completes the course of instruction.

C.5.3.3 Training Tools, Aids, Devices

In accordance with CDRL A005, the subcontractor shall provide all necessary training aids, tools, and devices. The subcontractor shall develop Student Guides and Instructor Guides to be utilized during the training and to be provided to each student upon completion of the training course for their use in future training. These guides shall be translated into Arabic. An English and a translated Arabic version of these guides shall be provided to BAE Systems' Authorized Subcontract Representative for approval prior to initiation of training and prior to mass reproduction of the guides. Once approved, mass reproduction of the guides can be done and training can commence. The subcontractor is responsible for providing hard copies sufficient for the training effort. In addition, an Instructor Guide and a Student Guide shall be downloaded to Compact Disk (CD) and six (6) CDs of each type training ("Operator / Driver" and "Maintenance") are to be furnished as follows, five (5) CDs to the Maintenance Shop and one (1) CD to the COR for future reference and use. C.5.3.3.1 the "Operator/Driver" Training, in accordance with CDRL A002, shall consist of basic drivers training, Operator Preventive Maintenance Checks and Services (PMCS) and safety. The training shall ensure safe operation of the vehicle. The training provided shall be specific to the ILAV and shall be performed on the ILAV (CDRL A002). There will be approximately ninety (90) students to be trained for the Operator / Driver training. The subcontractor shall provide up to ten (10) iterations of the course. Each iteration shall be limited to ten (10) students. The subcontractor should expect the skill level of students to be basic. The students will be available immediately to begin training. It is anticipated that an Operator Training course may take up to two (2) weeks to complete.

C.5.3.3.2 Maintenance Training

The "Maintenance" Training, in accordance with CDRL A002, shall consist of "intermediate" or Direct Support Level vehicle training and shall be provided to the Iraqi Army's Regional Support Unit (RSU) Maintenance Companies. Students from three (3) RSUs will receive this training (Al Asad, Al Kasik and KMTB). The training provided shall be specific to the ILAV and shall be performed on the vehicle. There will be approximately fifty (50) students to be trained in all maintenance actions from Operator Preventive Maintenance Checks and Services (PMCS) through Direct Support Level maintenance. The subcontractor should expect the skill level of the students to be basic. The students will be available to begin training immediately. The subcontractor shall provide a phased approach to this training to ensure the goal of Iraqi performance of the Maintenance mission at the completion of the subcontractors' twenty-four (24) month in-country period of performance, as cited in C.5.1.

C.5.4 Spare and Repair Parts Support

C.5.4.1 Usage Data on All Supplies

The subcontractor shall determine and stock at a location to be determined in Iraq (provided in Attachment 006), Iraq spare and repair parts and vehicle lubricant, oil, and grease sufficient to support vehicle maintenance as defined in C.5.2. and the training mission. The Maintenance Facility clamshell (see Para C.5.2.2.), provided for the subcontractors use during the term of the performance period, will be available for spare and repair parts storage. The subcontractor shall keep usage data on all supplies. On a weekly basis, the subcontractor shall provide this spare and repair parts, lubricant, oil, and grease usage data in a written report to the COR in accordance with CDRL A003. The subcontractor shall maintain a reasonable stockage at all times during the period of performance of the contract, replenishing the parts, lubricant, oil, and grease in the stockage as they are used; and adding or revising the specified parts listings to reflect actual usage. All unused Spare and Repair Parts, lubricant, oil, and grease shall be left behind at the ILAV Maintenance Facility at a location to be determined in Iraq (provided in Attachment 006) at the end of the contract performance period.

C.5.4.2 Reserved.

C.5.4.3 Recommended Spare and Repair Parts List

Six (6) months prior to the end of the in-country subcontract period of performance, the Subcontractor shall provide BAE Systems' Authorized Subcontract Representative and the US Army TACOM Procuring Contracting Officer (PCO), through BAE Systems' Authorized Subcontract Representative, a recommended spare and repair parts, lubricant, oil and grease listing based upon actual usage data accumulated by the subcontractor during the period of performance in accordance with CDRL A004. This listing shall be sufficient to maintain a fleet of 378 vehicles for a period of one (1) year.

C.5.4.4 Spare Parts Source of Supply

The subcontractor shall ensure future availability of both spare and repair parts for the ILAV. The subcontractor shall be the responsible source of supply for all spare and repair parts or provide the applicable contact information and sources of supply to ensure the future availability of parts support.

C.5.4.5 Spare Parts Distribution

The subcontractor is not responsible to supply any parts, lubricant, oil, or grease distribution from a location to be determined in Iraq (provided in Attachment 006) to any location outside of a location to be determined in Iraq (provided in Attachment 006). The subcontractor is not responsible for any distribution to any other location within Iraq or outside Iraq. The subcontractors responsibility is a location to be determined in Iraq (provided in Attachment 006), within the compound only.

C.5.5 Manuals

C.5.5.1 Operators; Service / Maintenance; Armor Care & Maintenance; and Parts Manuals and CDs

The subcontractor shall provide Standard Commercial Operators Manuals with each vehicle delivered by the subcontractor and for each vehicle delivered by BAE Systems, in accordance with CDRL A007, one (1) in English and one (1) translated into common Arabic read by everyday people in Iraq. The subcontractor shall provide 5 complete hard copy sets of Manuals, each set consisting of one (1) each of the Standard Commercial Manuals and Supplements (to cover major components) as follows: Operators; Service/Maintenance; Armor Care & Maintenance; and Parts. Additionally six (6) Compact Disks shall be provided, each disk containing one (1) complete set in both languages. Five (5) CDs and the five (5) complete hard copy sets of manuals are to be furnished to the ILAV Maintenance Shop at a location to be determined in Iraq (provided in Attachment 006) in both English and Arabic (Iraqi). One (1) of the six (6) CDs shall be provided to BAE Systems. These manuals will be left at a location to be determined in Iraq (provided in Attachment 006) at the conclusion of the performance period. The subcontractor will produce 378 manual sets, and deliver 184 in vehicles produced under this subcontract, 5 in vehicles under another subcontract, and 189 sets delivered to BAE Systems, Steel Products Division, Anniston, AL.

C.5.6 Living Facilities and Security

C.5.6.1 Secure Transportation

At a location to be determined in Iraq (provided in Attachment 006) is a Coalition base with U.S. and Coalition Forces providing security. Secure transportation will be provided to subcontractor personnel by the National Maintenance Contractor, free of charge to the subcontractor. The subcontractor shall provide armor vests and helmets to their in-country personnel.

C.5.6.2 Living Facilities

The compound in Iraq at which the CLS effort will be performed has sufficient life support for students and subcontractors. Subcontractors will have housing provided for them. This housing will be within the secure compound at a location to be determined in Iraq (provided in Attachment 006). It will be near to the ILAV Maintenance and Training Facility. Bathroom facilities will be available. Meals will be furnished free of charge to the subcontractor personnel. U.S. Military Medical facilities will be available for the use of the subcontractors at a location to be determined in Iraq (provided in Attachment 006).

C.5.6.3 Meals

The students will have meals furnished free of charge by the Iraqi Armed Forces (IAF), in the IAF dining rooms.

C.6 Reserved

*** END OF NARRATIVE C 001 ***

 SUBCONTRACT ATTACHMENT 10.3
FPI SDRL Requirements

Data Item #	Description	Frequency Of Submittal	Formal: & Data Item Description Reference
A001(a)	Contractor Progress, Status & Management Report	Weekly	Subcontractor Format is Acceptable, DI-MGMI-80227
A001(b)	CLS Project Management Plan	Quarterly	Subcontractor Format is Acceptable, DI-MGMI-80227
A002	Course Training Report	End of Course	Subcontractor Format is Acceptable
A003	Progress and Status Report (Maintenance)	Weekly	Subcontractor Format is Acceptable
A004	Contractor Proposed Spare Parts List	180 Days Prior to EOC	DI-ILSS-80134A
A005(a)	Training Plan	15 Days ACA	DI-ILSS-80872
A005(b)	Draft Training Materials	30 Days ACA	DI-ILSS-80872
A005(c)	Training Package	Start of Each Class	DI-ILSS-80872
A006	Failure Analysis and Corrective Action Report	As Required	Electronic Submission, DI-RELI-81315
A007(a)	Vehicle Manuals	Each Vehicle	Both English & Arabic
A007(b)	Vehicle Manual Sets	60 Days ACA	Both English & Arabic
*
Formal Subcontract Data Item Documents (SDRL) shall be provided within 30 days from date of subcontract via modification.

SUBCONTRACT ATTACHMENT 10.4
Solicitation W56HZV-06-D-VB01
SPECIFICATIONS
ATTACHMENT 001
24 MAY 06

IRAQI LIGHT ARMORED VEHICLE (ILAV) SPECIFICATION

It is the intent of these specifications to provide for the furnishing and delivery of a complete motorized, wheeled, armored vehicle that is designed to resist attack from small arms and medium mines. These specifications cover only the general requirements as to the type of equipment and performance criteria to which the vehicle must conform, together with certain details to finish and appliances. Minor details of construction, materials, and essential accessories where not otherwise specified, are left to the discretion of the contractor who shall be solely responsible for the design and assembly/construction of all apparatus.

The vehicle shall be provided with all new parts, manufacturer standard equipment, and the following minimum equipment/capability:

3.1.1	STANDARD EQUIPMENT:
	3.1.1.1	LIGHT PACKAGE TO INCLUDE: HEADLIGHTS, TURN SIGNALS, TAILLIGHTS, AND BRAKE LIGHTS.
	3.1.1 1.1	THE VEHICLE SHALL BE EQUIPPED WITH A MINIMUM OF 3 DOME LIGHTS. 1 IN THE CREW AREA AND 2 IN THE SQUAD AREA.
	3.1.1.2	EXTERNAL REARVIEW MIRRORS RIGHT AND LEFT SIDES OF VEHICLE.
	3.1.1.3	WINDSHIELD WIPING AND WASHING SYSTEM SHALL BE PROVIDED.
	3.1.1.4	THREE (3) PORTABLE FIRE FIGHTING EXTINGUISHERS, TYPE ABC. TWO STORED IN SQUAD AREA (10 LB EACH). ONE STORED IN CREW AREA (5 LB).
	3.1.1.5	ENGINE COMPARTMENT FIRE EXTINGUISHER SYSTEM SHALL BE MANUALLY ACTIVATED FROM INSIDE THE VEHICLE.
	3.1.1.6	VEHICLE JACK, TO INCLUDE STOWAGE, APPROPRIATE TO LIFT VEHICLE DURING TIRE CHANGE.
	3.1.1.7	VEHICLE SHALL BE EQUIPPED WITH MECHANICAL ASSIST TO RAISE AND LOWER SPARE TIRE FROM VEHICLE.
	3.1.1.8	STANDARD TOOLS REQUIRED FOR OPERATOR LEVEL MAINTENANCE.
	3.1.1.9	VEHICLE SHALL BE EQUIPPED WITH TIRE CHANGING TOOLS.
	3.1.1.10	VEHICLE SHALL BE EQUIPPED WITH PIONEER TOOLS.
	3.1.1.11	STOWAGE PROVISIONS FOR ALL TOOLS NOT TO IMPEDE USER MISSION.
	3.1.1.12	JUMPER CABLES, ONE SLAVE-TO-SLAVE STYLE (NATO) MINIMUM 12 FEET.
	3.1.1.13	AMMETER, CHARGING INDICATOR OR VOLTMETER.
	3.1.1.14	OIL PRESSURE GAGE OR INDICATOR.

	3.1.1.15	ENGINE TEMPERATURE GAGE OR HIGH COOLANT TEMPERATURE WARNING LIGHT/INDICATOR AND LOW COOL- ANT LEVEL WARNING LIGHT/INDICATOR.
	3.1.1.16	SPEEDOMETER WITH RECORDING ODOMETER.
	3.1.1.17	TACHOMETER.
	3.1.1.18	WARNING LIGHT/INDICATOR AND BUZZER FOR LOW OIL PRESSURE.
	3.1.1.19	AIR CONDITIONING SYSTEM SHALL BE PROVIDED WHICH IS CAPABLE OF MAINTAINING THE INTERIOR TEMPERATURE OF ALL OCCUPANT AREAS TO 80°F OR LOWER, AT AN AMBIENT TEMPERATURE OF 130°F WHEN VEHICLE IS IN LOCK DOWN SITUATION WITH FULL SOLAR LOADING.
	3.1.1.20	HEATING SYSTEM SHALL BE PROVIDED WHICH IS CAPABLE OF MAINTAINING THE INTERIOR TEMPERATURE OF THE OCCUPANT AREAS TO A MINIMUM OF 65°F, AT AN AMBIENT TEMPERATURE OF -20°F WHEN VEHICLE IS IN LOCK DOWN SITUATION. VEHICLE SHALL ALSO HAVE DEFROSTING/DEFOGGING CAPABILITY.
	3.1.1.21	VEHICLE SHALL BE PROVIDED WITH REMOVABLE POTABLE WATER STORAGE CONTAINERS CAPABLE OF BEING SECURELY STOWED INSIDE PERSONNEL AREA WITHOUT INTERFERRING WITH NORMAL VEHICLE OPERATIONS. TOTAL CAPACITY OF WATER NOT LESS THAN 10 GALLONS.
	3.1.1.22	VEHICLE SHALL HAVE ALL NECESSARY PROVISIONS TO INSTALL THE HARRIS MULTI-BAND SYSTEM (RF 5800M-V201). THE FOLLOWING WEB SITE CAN BE USED FOR ADDITIONAL DETAILS: http://www.rfcomm.harris.com
	3.1.1.23	THE VEHICLE SHALL BE PROVIDED WITH AN INTRA-VEHICLE INTERCOM SYSTEM FOR COMMUNICATION BETWEEN CREW AND SQUAD. THE DRIVER AND GUNNER SHALL HAVE SIMULTANEOUS ACCESS TO THE INTERCOM SYSTEM.
	3.1.1.24	UNIVERSAL SYMBOLS (ISO 3287—SYMBOLS FOR OPERATOR'S CONTROLS AND OTHER DISPLAYS) SHALL BE USED. IF UNIVERSAL SYMBOLS NOT AVAILABLE, USE ARABIC OR ENGLISH SYMBOLS/WORDS.
3.1.2	RATINGS:
	3.1.2.1	VEHICLE RATINGS SHALL BE THE MANUFACTURER'S PUBLISHED RATING.
	3.1.2.2	COMPONENT RATINGS SHALL NOT BE RAISED TO MEET REQUIREMENTS.
	3.1.2.3	ALL INDIVIDUAL COMPONENTS, INCLUDING BUT NOT LIMITED TO ENGINE, TRANSMISSION, DRIVELINE, AXLES, SUSPENSION AND TIRES SHALL BE RATED AT OR ABOVE THE GROSS COMBINATION WEIGHT (GCW) OR GROSS VEHICLE WEIGHT (GVW) RATINGS, WHICHEVER IS GREATER.
3.1.3	COLOR:
	3.1.3.1	VEHICLE EXTERIOR COLOR TO BE DESERT TAN 686A, COLOR CHIP 33446 IN ACCORDANCE WITH FED-STD-595 OR EQUIVALENT.

3.1.4	TOWING:
	3.1.4.1	VEHICLE SHALL HAVE TOW BAR AND RECOVERY CABLE (MINIMUM LENGTH 20 FEET) TO ALLOW TOWING OR BEING TOWED BY A SIMILAR SIZED VEHICLE AND TO SUPPORT VEHICLE RECOVERY. BOTH TOW BAR AND RECOVERY CABLE SHALL BE RATED AT GVW.
	3.1.4.2	VEHICLE SHALL HAVE 2 TOW EYES LOCATED ON THE FRONT AND 2 TOW EYES LOCATED ON THE REAR OF THE VEHICLE TO INTERFACE WITH THE PROVIDED TOW BAR.
	3.1.4.3	SHACKLES (4 EACH) SHALL BE PROVIDED WHICH INTERFACE WITH THE TOW EYES.
	3.1.4.4	IF VEHICLE IS PROVIDED WITH AN AIR BRAKE SYSTEM THEN THE VEHICLE SHALL BE PROVIDED WITH FRONT AND REAR AIR BRAKE CONNECTIONS FOR USE IN TOWING LIKE VEHICLES/TRAILERS.
	3.1.4.5	VEHICLE SHALL HAVE STORAGE SPACE FOR BOTH TOW BAR AND RECOVERY CABLE WHICH SHALL NOT IMPEDE VEHICLE MISSION.
	3.1.4.6	VEHICLE SHALL BE CAPABLE OF ASSISTED RECOVERY.
	3.1.4.7	VEHICLE SHALL BE EQUIPPED WITH PINTLE CAPABLE OF TOWING LIKE VEHICLE/TRAILER.
3.1.5	ENGINE:
	3.1.5.1	VEHICLE SHALL BE PROVIDED WITH A TURBOCHARGED DIESEL ENGINE, CAPABLE OF PERFORMING AS SPECIFIED ON BOTH HIGH SULFUR CONTENT (~1%) DIESEL FUEL AND JP8.
	3.1.5.2	THE ENGINE COOLING SYSTEM AND AIR FILTER SYSTEM SHALL BE ABLE TO HANDLE HOT, DUSTY (VERY FINE PARTICULATES) DESERT ENVIRONMENT AND BE PROPERLY DESIGNED FOR SUSTAINING FLUID TEMPERATURES WHILE TOWING ANOTHER LIKE VEHICLE WHEN OPERATING IN A STEADY STATE CONDITION.
3.1.6	TRANSMISSION:
	3.1.6.1	VEHICLE SHALL BE EQUIPPED WITH AN AUTOMATIC TRANSMISSION.
	3.1.6.2	THE TRANSMISSION OIL COOLER SHALL BE ABLE TO HANDLE HOT, DUSTY (VERY FINE PARTICULATES) DESERT ENVIRONMENT AND BE PROPERLY DESIGNED FOR SUSTAINING FLUID TEMPERATURES WHILE TOWING ANOTHER LIKE VEHICLE WHEN OPERATING IN A STEADY STATE CONDITION.
	3.1.6.3	VEHICLE SHALL HAVE POWER TO ALL WHEELS.
3.1.7	STEERING:
	3.1.7.1	THE VEHICLE SHALL BE PROVIDED WITH POWER STEERING AND SHALL BE LEFT HAND DRIVE.
	3.1.7.2	THE VEHICLE SHALL HAVE A WALL TO WALL TURNING DIAMETER OF LESS THAN 70 FEET.

3.1.8	TIRES:
	3.1.8.1	ALL TIRES SHALL BE OF THE SAME SIZE, LOAD RATING AND TREAD DESIGN, AND ALL WHEELS SHALL BE INTERCHANGEABLE, INCLUDING THE SPARE WHEEL AND TIRE ASSEMBLY.
	3.1.8.2	VEHICLE SHALL HAVE A SPARE WHEEL AND TIRE ASSEMBLY WITH HOLDER PROVIDED. STOWAGE LOCATION OF THE SPARE WHEEL AND TIRE ASSEMBLY SHALL NOT IMPEDE VEHICLE/USER MISSION.
	3.1.8.3	ALL TIRES, INCLUDING THE PROVIDED SPARE (1 PER VEHICLE), SHALL BE OF RADIAL CONSTRUCTION, RUN FLAT AND HAVE ON-OFF ROAD TREAD.
3.1.9	ELECTRICAL EQUIPMENT:
	3.1.9.1	A 24 VOLT ELECTRICAL SYSTEM SHALL BE PROVIDED. THE FOLLOWING CIRCUITS SHALL BE PROVIDED AND OPERATE AT 24 VOLTS:
	3.1.9.1.1	THE 24 VOLT CIRCUIT OF THE CENTER DASH-MOUNTED TERMINAL BLOCK FOR THE USER SUPPLIED RADIO.
	3.1.9.1.2	THE ENGINE STARTING CIRCUIT TO INCLUDE THE STARTER.
	3.1.9.1.3	THE VEHICLE SHALL BE PROVIDED WITH A 24 VOLT CHARGING SYSTEM.
	3.1.9.2	THE RADIO SHALL BE LOCATED IN THE CREW AREA.
	3.1.9.3	VEHICLE SHALL HAVE HEAVY DUTY BATTERIES.
	3.1.9.4	NATO SLAVE RECEPTACLE FOR VEHICLE STARTING.
3.1.10	VEHICLE CHARACTERISTICS:
	3.1.10.1	THE VEHICLE SHALL ACCOMMODATE 2 CREW MEMBERS (1 DRIVER AND 1 GUNNER) AND NOT LESS THAN 8 SQUAD.
	3.1.10.2	THE VEHICLE SHALL HAVE A DOOR CONFIGURATION WHICH SHALL ALLOW FOR SIMULTANEOUS INGRESS/EGRESS OF 2 FULLY EQUIPPED SOLDIERS (95TH PERCENTILE MALE WITH FULL COMBAT GEAR) THROUGH THE REAR OF THE VEHICLE. SIMULTANEOUS INGRESS/EGRESS OF ADDITIONAL SOLDIERS SHALL ALSO BE PROVIDED FOR BOTH THE DRIVER AND GUNNER (ONE EACH) IN THE CREW AREA.
	3.1.10.3	IN ADDITION TO THE HATCH PROVIDED WITH THE WEAPON STATION RING MOUNT (SEE 3.1.12.1), ONE ADDITIONAL HATCH SHALL BE PROVIDED IN THE SQUAD AREA.
	3.1.10.4	A SEAT SHALL BE PROVIDED FOR EACH CREW MEMBER (DRIVER AND GUNNER, 2 TOTAL).
	3.1.10.5	A SEAT SHALL BE PROVIDED FOR EACH SQUAD MEMBER.
	3.1.10.6	EACH CREW SEAT SHALL BE PROVIDED WITH A 4 POINT SEAT BELT ASSEMBLY.
	3.1.10.7	EACH SQUAD SEAT SHALL BE PROVIDED WITH A 4 POINT SEAT BELT ASSEMBLY.
	3.1.10.8	VEHICLE CAB SHALL PROVIDE THE DRIVER WITH 180 DEG FIELD OF UNOBSTRUCTED VIEW WHILE SEATED IN THE DRIVER'S SEAT.
	3.1.10.9	VEHICLE IS TO BE EQUIPPED WITH NOT LESS THAN 1 FIRING PORT WITH CORRESPONDING VISION BLOCK PER SIDE (RIGHT, LEFT, REAR) OF THE SQUAD AREA.
	3.1.10.10	SQUAD AREA SHALL BE PROVIDED WITH A MINIMUM FLOOR TO CEILING HEIGHT OF 60 INCHES.

	3.1.10.11	ALL SEATS SHALL HAVE A MINIMUM OF 42 INCHES OF CLEARANCE FROM SEAT CUSHIONS TO CEILING.
	3.1.10.12	VEHICLE SHALL BE EQUIPPED WITH NOT LESS THAN 3 ENCLOSED INTERIOR STORAGE BINS (1 IN THE CREW AREA AND 2 IN THE SQUAD AREA) WITH POSITIVE LATCHING DEVICES.
	3.1.10.13	VEHICLE FULLY OUTFITTED WITHOUT PERSONNEL SHALL NOT WEIGH MORE THAN 34,000LB.
	3.1.10.14	WIDTH NOT TO EXCEED 10 FEET (NOT INCLUDING MIRRORS).
	3.1.10.15	REDUCIBLE HEIGHT NOT TO EXCEED 9 FEET. TASK TO BE ACCOMPLISHED BY 2 PERSONNEL WITHOUT THE USE OF AUXILIARY LIFTING DEVICES (SHALL BE COMPLETED WITH ONLY ONBOARD TOOLS).
3.1.10.16	THE GROUND CLEARANCE OF THE VEHICLE SHALL MEET BOTH OF THE FOLLOWING REQUIREMENTS;
(a) THE VEHICLE SHALL BE CAPABLE OF PASSING OVER AN OBSTACLE 13.2 INCHES TALL AND 24 INCHES WIDE THAT IS CENTERED UNDER THE VEHICLE'S LONGITUDINAL CENTERLINE WITHOUT ANY PART OF THE VEHICLE CONTACTING THE OBSTACLE
(b) NO PART OF THE VEHICLE, EXLUDING THE TIRE/WHEEL ASSEMBLIES, SHALL BE LESS THAN 10.2 INCHES FROM THE GROUND.
NOTE: THE BELOW DIAGRAM IS A GRAPHICAL REPRESENTATION OF THE MINIMUM GROUND CLEARANCE REQUIREMENTS.
24"

3.1.11	PERFORMANCE:
	3.1.11.1	VEHICLE SHALL BE CAPABLE OF BEING STARTED AND OPERATED IN TEMPERATURES RANGING FROM -20 TO 130 DEGREES FAHRENHEIT WITHOUT ADDITION OF STARTING KITS.
	3.1.11.2	SHALL BE PROVIDED WITH FUEL TANK(S) OF SUFFICIENT CAPACITY TO FACILITATE A RANGE FOR THE VEHICLE AT GVW OF 450 MILES.
	3.1.11.3	THE VEHICLE SHALL BE CAPABLE OF OPERATING 90% OF MISSION ON PAVED AND UNPAVED ROADS AND 10% OFF ROAD (TRAILS).
	3.1.11.4	VEHICLE SHALL OPERATE AT REDUCED SPEEDS OFF ROAD IN A RANGE OF ENVIRONMENTS INCLUDING SAND, MUD, LOOSE SOIL AND GRAVEL.
	3.1.11.5	VEHICLE SHALL BE CAPABLE OF PASSING THROUGH LIGHT OR MEDIUM VEGETATION AND LIGHT MAN MADE STRUCTURES.

	3.1.11.6	VEHICLE AT GVW SHALL BE CAPABLE OF OBTAINING A TOP SPEED OF 65 MPH ON LEVEL HIGHWAY.
	3.1.11.7	VEHICLE SHALL BE CAPABLE OF MAINTAINING A MINIMUM SPEED OF 40 MPH AT GCW ON A LEVEL HIGHWAY.
	3.1.11.8	VEHICLE AT GVW SHALL BE CAPABLE OF ACCELERATING FROM 0 TO 20 MPH WITHIN 6.0 SECONDS ON LEVEL HIGHWAY.
	3.1.11.9	VEHICLE AT GVW SHALL BE CAPABLE OF CLIMBING AND DESCENDING A 45% SLOPE.
	3.1.11.10	VEHICLE AT GVW SHALL BE CAPABLE OF TRAVERSING A 20% SIDE SLOPE ON EACH SIDE.
	3.1.11.11	VEHICLE AT GVW SHALL BE CAPABLE OF NAVIGATING AN 18 INCH VERTICAL WALL.
	3.1.11.12	VEHICLE SHALL HAVE A FORDING DEPTH OF NOT LESS THAN 36 INCHES.
3.1.12	WEAPON ACCOMMODATION:
	3.1.12.1	MINIMUM ONE WEAPON STATION RING MOUNT, LOCATED IN THE CREW OR SQUAD AREAS WITH HATCH ACCESS, CAPABLE OF ACCOMMODATING A PKM 7.62 MM MACHINE GUN. LOCATION AND OPERATION OF WEAPON STATION(S) SHALL NOT INTERFERE WITH DRIVER.
	3.1.12.2	STOWAGE FOR NOT LESS THAN 600 ROUNDS (BOXED) OF PKM 7.62 X 54 IN THE SQUAD AREA AND 200 ROUNDS (BOXED) OF PKM 7.62 X 54 IN THE CREW AREA.
	3.1.12.3	WEAPON STATION TO PROVIDE ADJUSTABLE HEIGHT GUNNER PLATFORM.
	3.1.12.4	WEAPON TO BE CAPABLE OF FIRING AT 45 DEGREE ELEVATION ABOVE THE HORIZON AND 8 DEGREES BELOW THE HORIZON. PKM RING MOUNT SHALL BE DESIGNED TO INHIBIT SHOOTING OF THE VEHICLE.
	3.1.12.5	WEAPON STATION TO BE ACCESSIBLE BY ANY PERSONNEL WITHIN THE VEHICLE WITHOUT HAVING TO EXIT THE VEHICLE.
	3.1.12.6	WEAPON STATION COMBINED FIELD OF FIRE TO PROVIDE 360 DEGREE OF COVERAGE.
	3.1.12.7	STOWAGE FOR 1 BOX OF 7.62 X 39 RIFLE AMMUNITION PER SQUAD MEMBER (LOCATED IN THE SQUAD AREA).
	3.1.12.8	STOWAGE FOR 1 BOX OF 7.62 X 39 RIFLE AMMUNITION SHARED BY THE GUNNER AND DRIVER (LOCATED IN THE CREW AREA).
	3.1.12.9	APPROPRIATE BRACKETS SHALL BE PROVIDED TO SECURELY HOLD CREW AND SQUAD AK-47 RIFLES DURING OPERATIONS.
3.1.13	VEHICLE SURVIVABILITY:
	3.1.13.1	VEHICLE, INCLUDING THE BALLISTIC GLASS, SHALL BE CAPABLE OF PREVENTING PENETRATION INTO VEHICLE OF THE THRESHOLD ROUNDS AS DESCRIBED IN ATTACHMENT 006.

	3.1.13.2	WEAPON STATION GUNNER TO HAVE 360 DEGREE BALLISTIC PROTECTION OF THE THRESHOLD ROUNDS AS DESCRIBED IN ATTACHMENT 006.
	3.1.13.3	VEHICLE SHALL HAVE PROTECTION AGAINST THE MINE THREAT AS DESCRIBED IN ATTACHMENT 006, UNDER ANY WHEEL.
3.1.14	BRAKES:
	3.1.14.1	VEHICLE SHALL BE PROVIDED WITH SERVICE BRAKES CAPABLE OF BRINGING THE VEHICLE TO A STOP FROM 20 MPH WITHIN 35 FEET WHILE AT GVW (DRIFT OF NO MORE THAN 1 FOOT LEFT OR RIGHT).
	3.1.14.2	VEHICLE SHALL BE PROVIDED WITH PARKING BRAKES WHICH SHALL BE CAPABLE OF HOLDING THE VEHICLE AT GVW ON A 45% LONGITUDINAL SLOPE.
	3.1.14.3	VEHICLE SHALL BE PROVIDED WITH EMERGENCY BRAKES.

SUBCONTRACT ATTACHMENT 10.5
Contract W56HZV-06-D-VB01
TECHNICAL INFORMATION
ATTACHMENT 002
24 MAY 06

IRAQI LIGHT ARMORED VEHICLE (ILAV)

2.     STANDARD EQUIPMENT:

  (i)
  Fire extinguisher with mounting bracket in crew area? 1 If yes, location and capacities: Centerline on top of the transfercase access hatch. 51b capacity type ABC.

  (j)
  Fire extinguisher with mounting bracket in squad area? 2 If yes, location and capacities: One forward and one aft. 10 lb capacity type ABC

  (k)
  Engine compartment fire extinguisher system? Manual If manual, location and number of activation handles? See Comments

  (o)
  Standard tools for operator maintenance? Yes If yes, list tools and stowage location: External tool box. See 2(o) comments for tool list below.

  (p)
  Pioneer tools? Yes If yes, list tools and stowage location: External tool box.

  (v)
  Describe the intercom system provided: GENTEX Light Vehicle Intercom System Does the intra-vehicle intercom system provide for communication between crew and squad? Yes If yes, are the gunner and driver provided with simultaneous access to the intercom? Yes

Comments:

  2(k): Yes. A manual red activation handle is conveniently located for the driver or crew passenger on the centerline of the crew compartment below the dash.
  2(o): (TOOL LIST)
  HOSE, AIR ASSY 3/8 X 20FT 1EA
  FLASHLIGHT HEAVY-DUTY lEA
  BATTERIES D CELL 2EA
  CHUCK, AIR ASSY W/GAUGE lEA
  GREASE GUN lEA
  HAMMER 16 OZ BALL PEEN lEA
  HAMMER SLEDGE 8LB PR-800 lEA
  PLIER SIDE CUTTER lEA
  WRENCH ADJUSTABLE 15" IEA
  WRENCH ADJUSTABLE 10" 2EA
  SCREWDRIVER FLAT TIP 3/8X12 IEA
  SCREWDRIVER CROSS TIP #4 lEA
  SCREWDRIVER FLAT TIP 3/16X6 lEA
  SCREWDRIVER CROSS TIP #2 1 EA
  SET SOCKET 21PC 1/2DR 12PT MET IEA
  HANDLE FLEX 3/4DR 22 lEA
  SET HEX WRENCH STD lEA
  SET HEX WRENCH METRIC lEA
  KIT, PIONEER lEA
  PADLOCK MASTER LOCK 2EA
  FUNNEL, FLEX NECK lEA
  STRAP CARGO TIEDOWN 4 EA
  BAG TOOL BLACK 1 EA

  PAD JACK 2 EA
  RATCHET WEBBING 1" X 4' 1 EA
  1 IN DRIVE 1 1/2 IN SOCKET 1 EA
  WRENCH ALLEN 12mm 1 EA
  KIT, RELEASE BOLT (CAGE BOLTS) 4 EA

5.     TOWING:

  (b)
  Is a swivel pintle and pintle mount provided? Yes, if yes:

  1)
  Load rating (capacity) 60,000 pounds

  2)
  What size lunette will the pintle accommodate? 3 inch ID with 1 5/8 inch section

Comments:

6.     ENGINE:

  (a)
  Manufacturer Catepillar Model C7 Year 2004

  (b)
  Number of cylinders: 6; Displacement: 7.2 liters

  (d)
  Is an aftercooler provided? Yes If yes, describe: 401 sq. in. water-to-air Charge air cooler core mounted above and in-series with radiator core.

  (e)
  Net horsepower at engine governed speed 330 BHP at 2400 rpm

  (f)
  Maximum net torque 860 (foot-pounds) at 1440 rpm

  (i)
  Are the cooling system and air filter for the engine designed for a desert environment (very fine particulates)? Yes

  4)
  Radiator core dimensions: H 501 mm × W 1000 mm × Thickness 160 mm

  5)
  Radiator fins per inch: 10.2 fins per inch

Comments:

7.     TRANSMISSION:

  (a)
  Manufacturer Allison Model 3500sp Type: Automatic

  (b)
  Provide all gear ratios, forward and reverse: Forward: 1: 4.59x1, 2: 2.26x1, 3: 1.53x1, 4: 1.0x1, 5: .749x1, Reverse: 4.9987x1

  (c)
  Input torque capacity: 935 pound-feet

  (d)
  Output torque capacity: 80,000 pound-feet

  (e)
  Torque converter stall ratio: 1.77: 1

Comments:

8.     TRANSFER CASE:

  (a)
  Manufacturer Cushman

  (b)
  Model 315K

  (c)
  Type (describe): 2 speed-3 shaft

  (d)
  Provide all gear ratios: 1:1 and 2.5:1

  (e)
  Input torque capacity: 7,816 pound-feet

  (f)
  Output torque capacity: 10,200 pound-feet Comments:

9.     AXLES:

  (a)
  Front: Manufacturer Marmon-Herrington Model MT17 Load Rating 18,000 lbs. Ratio(s): 6.27:1 Reduction: Double Traction control: None

  (b)
  Rear: Manufacturer Marmon-Herrington Model R181 Load Rating 18,000 lbs. Ratio(s): 6.27: 1 Reduction: Double Traction control: Locking

Comments:

10.   SUSPENSION:

  (a)
  Front: Type Parabolic Leaf Spring Rate: 1,943 lbs/in Wheel Travel: 7.25 (inches)

  (b)
  Rear: Type Parabolic Leaf Spring Rate: 2,987 lbs/in Wheel Travel: 7.0 (inches)

Comments:

11.   STEERING:

  (c)
  What is the clockwise wall to wall turning diameter of the vehicle? 66 ft.

  (d)
  What is the counter-clockwise wall to wall turning diameter of the vehicle? 66 ft.

Comments:

12.   TIRES:

  (f)
  Tires: Manufacturer: Michelin Model: XZL—395/85 Size and load rating: 395/85R20 9,000 lbs.

  (g)
  Rims: Manufacturer: Titan Model: 05-10058-00 Size and load rating: 20" 9,000 LB

  (k)
  Are all tires, to include the spare, run flat design? Yes If yes, please describe the run flat system: Hutchinson run flat insert.

        Comments:

14.   VEHICLE CHARACTERISTICS:

  (g)
  Is the rear squad area equipped with not less than one vision block and corresponding firing port per side (right, left, rear)? Yes Describe: The rear squad area is equipped with a total of eight vision blocks. Three vision blocks on each side (L/R) and two vision blocks in the rear (one on each door). Firing ports are in the glass.

  (h)
  Is the vehicle equipped with the threshold requirement of allowing simultaneous ingress/egress of 2 fully equipped soldiers of which a minimum of 1 soldier shall be able to ingress/egress out the rear of the vehicle? Yes

    1**) Does the vehicle exceed the threshold requirement? Yes If yes, describe the door configuration and how it supports the objective of allowing for simultaneous ingress/egress of additional soldiers. The rear door is designed to allow simultaneous ingress/egress of 2 fully equipped soldiers. The rear door dimensions are 50" wide by 58" tall. The two rear steps are 48" wide. The left and right front doors are 31.5" wide by 33.1". See rear door & side door drawings in TIQ supplemental data. 3) List and provide dimensions and locations of all doors. See 14 (h).1 above.

  (i)
  Is the vehicle equipped with the threshold requirement of one hatch in the crew area? Yes If additional hatch(es) is provided, answer the following:

    1**) Given the objective of additional hatch(es) located in the squad area, describe number of additional hatches and location(s): 1. Located top, rear of the squad compartment.

  (n)
  What is the width (not including mirrors) of the vehicle? 9 ft.

  (o)
  What is the reducible height of the vehicle? 9 ft.

  1)
  List items, if any, and associated weights of those items that must be removed to meet the above height? Weapons mount and access hatch. The TAGS unit has been reconfigured to limit the max single piece weight to less than 951bs.

Comments:

15.   PERFORMANCE:

  (b)
  Provide the number of fuel tanks, capacity, and location(s) of each: 2: 51 gallons per side. Includes manual selector R/L selector valve with individual level gages for each tank.

  (c)
  Is the vehicle provided with a fuel tank(s) of sufficient capacity to facilitate the threshold range for the vehicle at GVW of 200 miles? Yes If a larger range is being proposed, answer the following: 1**) Given the objective of 450 miles, what is the vehicle range at GVW? 450 mi

  (g)
  Is the vehicle, at GVW, capable of obtaining the threshold top speed of 50 mph on a level highway? Yes If a higher top speed is being proposed, answer the following:

    1**) Given the objective top speed, at GVW, on a level highway of 65 mph, what is the top speed of the vehicle? Capable of 65 mph for short duration operation. Max sustained speed limited by tires.

  (i)
  Is the vehicle, at GVW, capable of obtaining the threshold acceleration of 0 to 20 mph within 10 seconds on a level highway? Yes If a faster acceleration is being proposed, answer the following:

    1**) Given the objective acceleration, at GVW, on a level highway of 0 to 20 mph within 6 seconds, how many seconds does it take the vehicle to accelerate from 0 to 20 mph? 6.0 seconds

  (l)
  Is the vehicle, at GVW, capable of navigating the 18 inch vertical wall threshold requirement? Yes If a higher vertical wall is being proposed, answer the following:

    1**) Given the objective of 24 inches, how high of a wall can the vehicle navigate over? 18 inches

Comments:

16.   WEAPON ACCOMODATION:

  (d)
  Does the weapon station provide an adjustable height gunner platform? Yes What is the range of heights from the platform to the roof? Equal or less than 35 inches to greater than or equal to 52 inches

  (e)
  The mounted PKM machine gun is capable of firing at 45 degrees elevation above the horizon and 10 degrees below the horizon.

Comments:

18.   VEHICLE SURVIVABILITY:

See Attachment 006

SUBCONTRACT ATTACHMENT 10.6
W56HZV-06-D-VB01
ILAV SHAKEDOWN TEST PLAN
ATTACHMENT 003
24 May 06

Shakedown Test and Inspection Plan

Requirements Verification.

Shakedown Test Vehicle (STV).    To determine the contractor's capability to produce a vehicle in accordance with the specification, one vehicle will be delivered to an approved USG test site for testing. The vehicle, when completed, shall be submitted to the procuring activity for examination and testing to determine conformance to the requirements of the specification. The vehicle that will be submitted by the contractor shall be a production representative vehicle supplied from the production facility manufactured using tooling under the supply contract. The vehicle shall be provided with all new parts and manufacturer standard equipment.

The inspection and tests referenced in Table 1 may be modified at the discretion of the Government depending on the final configuration of the vehicle supplied.

TEST	LOCATION
Government Tests (Shakedown Test Vehicle (STV))	Government Test Facility

A visual inspection and a vehicle test will be required per Table 1 in addition to a 3,000 mile Shakedown Test (described in detail in Appendix 1 below).

 TABLE 1
CLASSIFICATION OF INSPECTION AND TESTS

TITLE	REQUIREMENT	TEST PROCEDURE	STV VISUAL INSPECTION	STV TEST
Shakedown Test Vehicle (STV)
Armored Vehicle	3.1
Vehicle Standard Equipment	3.1.1	4.1.1
Light Package	3.1.1.1	4.1.1.1	X
Dome Lights	3.1.1.1.1	4.1.1.1.1	X
External Mirrors	3.1.1.2	4.1.1.2	X
Windshield Wipers With Washer Fluid Applicator	3.1.1.3	4.1.1.3	X
Portable Fire Extinguishers	3.1.1.4	4.1.1.4	X
Engine Fire Extinguisher	3.1.1.5	4.1.1.5	X
Vehicle Jack	3.1.1.6	4.1.1.6	X
Spare Tire Mechanical Assist	3.1.1.7	4.1.1.7	X
Standard Operator Tools	3.1.1.8	4.1.1.8	X
Tire Changing Tools	3.1.1.9	4.1.1.9	X
Pioneer Tools	3.1.1.10	4.1.1.10	X
Tool Stowage	3.1.1.11	4.1.1.11	X
Jumper Cables	3.1.1.12	4.1.1.12	X
Battery Charging System Gages	3.1.1.13	4.1.1.13	X
Oil Pressure Gage	3.1.1.14	4.1.1.14	X
Engine Coolant Temperature Gage	3.1.1.15	4.1.1.15	X
Speedometer/Odometer	3.1.1.16	4.1.1.16	X
Tachometer	3.1.1.17	4.1.1.17	X
Engine Low Pressure Warning	3.1.1.18	4.1.1.18	X
Air Conditioning System	3.1.1.19	4.1.1.19		X
Heating System	3.1.1.20	4.1.1.20	X
Water Storage	3.1.1.21	4.1.1.21	X
Radio Provisions	3.1.1.22	4.1.1.22	X
Intercom System	3.1.1.23	4.1.1.23		X
Universal Symbols	3.1.1.24	4.1.1.24	X
Ratings	3.1.2
Vehicle Ratings	3.1.2.1
Component Ratings	3.1.2.2
Individual Component Ratings	3.1.2.3
Vehicle Color	3.1.3
Vehicle Exterior Color	3.1.3.1	4.1.3.1	X
Towing Provisions	3.1.4
Tow Bar and Recovery Cable	3.1.4.1	4.1.4.1	X
Tow Eyes Front and Rear of Vehicle	3.1.4.2	4.1.4.2	X
Shackles	3.1.4.3	4.1.4.3	X
Front and Rear Air Brake Connections	3.1.4.4	4.1.4.4	X
Tow Bar and Cable Storage	3.1.4.5	4.1.4.5	X
Assisted Recovery	3.1.4.6

TITLE	REQUIREMENT	TEST PROCEDURE	STV VISUAL INSPECTION	STV TEST
Vehicle Pintle	3.1.4.7	4.1.4.7	X
Engine	3.1.5
Engine Type	3.1.5.1	4.1.5.1	X
Engine Cooling	3.1.5.2
Transmission	3.1.6
Type	3.1.6.1	4.1.6.1	X
Oil Cooler	3.1.6.2
Drive Line	3.1.6.3	4.1.6.3		X
Steering	3.1.7
Style and Mounting	3.1.7.1	4.1.7.1	X
Turning radius (Wall to Wall)	3.1.7.2	4.1.7.2		X
Tires	3.1.8
Tread Design	3.1.8.1	4.1.8.1	X
Spare	3.1.8.2	4.1.8.2	X
Construction	3.1.8.3	4.1.8.3	X
Electrical Equipment	3.1.9
Voltage Requirement	3.1.9.1
Dash Terminal Block	3.1.9.1.1	4.1.9.1.1	X
Engine Starting Circuit	3.1.9.1.2	4.1.9.1.2	X
Charging System	3.1.9.1.3	4.1.9.1.3	X
Radio Location	3.1.9.2	4.1.9.2	X
Heavy Duty Batteries	3.1.9.3	4.1.9.3	X
Slave Receptacle	3.1.9.4	4.1.9.4	X
Vehicle Characteristics	3.1.10
Crew Accommodations	3.1.10.1	4.1.10.1	X
Rear Door	3.1.10.2	4.1.10.2	X
Crew Hatch	3.1.10.3	4.1.10.3	X
Crew Seats	3.1.10.4	4.1.10.4	X
Squad Seats	3.1.10.5	4.1.10.5	X
Crew 4 Point Seat Belts	3.1.10.6	4.1.10.6	X
Squad 4 Point Seat Belts	3.1.10.7	4.1.10.7	X
Driver 180 deg Field of View	3.1.10.8	4.1.10.8		X
Firing Port & Corresponding Vision Block	3.1.10.9	4.1.10.9	X
Floor to Ceiling Height	3.1.10.10	4.1.10.10		X
Seat Cushion to Ceiling Height	3.1.10.11	4.1.10.11		X
Interior Storage Bins	3.1.10.12	4.1.10.12	X
Fully Outfitted Weight	3.1.10.13	4.1.10.13		X
Vehicle Width	3.1.10.14	4.1.10.14		X
Vehicle Reducible Height	3.1.10.15	4.1.10.15		X
Ground Clearance	3.1.10.16	4.1.10.16		X

TITLE	REQUIREMENT	TEST PROCEDURE	STV VISUAL INSPECTION	STV TEST
Performance	3.1.11
Vehicle starting	3.1.11.1
Range	3.1.11.2	4.1.11.1		X
Operating Summary	3.1.11.3	4.1.11.2		X
Operational Environments	3.1.11.4	4.1.11.3		X
Obstacle Navigation	3.1.11.5	4.1.11.4		X
Vehicle Top Speed	3.1.11.6	4.1.11.5	X
Vehicle Minimum Speed	3.1.11.7	4.1.11.6		X
Vehicle Acceleration	3.1.11.8	4.1.11.7		X
Vehicle Climbing and Descending	3.1.11.9	4.1.11.8		X
Slope Operation	3.1.11.10	4.1.11.9		X
Vertical Obstacle Negotiation	3.1.11.11	4.1.11.10		X
Vehicle Fording	3.1.11.12	4.1.11.11		X
		4.1.11.12		X
Weapons	3.1.12
Weapon Station	3.1.12.1	4.1.12.1	X
Stowage PKM Ammunition	3.1.12.2	4.1.12.2	X
Weapon Station	3.1.12.3	4.1.12.3	X
Weapon Station Range of Firing	3.1.12.4	4.1.12.4	X
Weapon Station Accessibility	3.1.12.5	4.1.12.5	X
Weapon Station Field of Fire	3.1.12.6	4.1.12.6	X
Stowage Squad Ammunition	3.1.12.7	4.1.12.7	X
Stowage Crew Ammunition	3.1.12.8	4.1.12.8	X
Rifle Stowage	3.1.12.9	4.1.12.9	X
Vehicle Survivability protection	3.1.13
Vehicle Armor Protection	3.1.13.1	4.1.13.1	X
Gunner Station Armor Protection	3.1.13.2	4.1.13.2	X
Vehicle Mine Protection	3.1.13.3	4.1.13.3	X
Additional Armor Protection	3.1.13.4	4.1.13.4	X
Brakes	3.1.14
Service Brakes	3.1.14.1	4.1.14.1		X
Parking Brakes	3.1.14.2	4.1.14.2		X
Emergency Brakes	3.1.14.3	4.1.14.3		X

SUBCONTRACT ATTACHMENT 10.06
W56HZV-06-D-VB01
ILAV SHAKEDOWN TEST PLAN
ATTACHMENT 003
24 May 06

4.1 Armored Vehicle. The Iraqi Light Armored Vehicle (ILAV) is an armored personnel carrier designed to operate in an urban setting the majority of the time with minimal off-road operations. Table 1 directs the type of testing that will be performed and at what level.

4.1.1 Vehicle Standard Equipment. The vehicle shall have a list of standard items not limited to the call-outs in Table 1.

4.1.1.1 Vehicle light package. A visual inspection to verify compliance of 3.1.1.1 is required to verify operation of the headlights, turn signals, tail lights and brake lights. All lights shall be tested for operation and compliance.

4.1.1.1.1 Dome Lights. To verify compliance of 3.1.1.1.1. The vehicle shall have 3 dome lights that work independently. Dome lights shall operate with engine running and not running. Testing will comprise of all the different scenarios.

4.1.1.2 External Rear View Mirrors. The vehicle shall be visually inspected to verify compliance to 3.1.1.2. The two rear view mirrors shall be an adjustable design.

4.1.1.3 Windshield Wipers and Washer Fluid Applicator. With the vehicle running, the windshield wipers and washer applicator shall be visually inspected to verify compliance to 3.1.1.3. When washer fluid switch is depressed fluid shall be applied to the windshields.

4.1.1.4 Portable Fire Extinguishers. The vehicle shall be visually inspected to verify the three extinguishers, type ABC, for compliance to 3.1.1.4. Each extinguisher bracket shall be inspected for location and design integrity.

4.1.1.5 Engine Fire Extinguisher. The vehicle shall be visually inspected for a manually activated fire extinguisher system, for the engine compartment, by the crew to verify conformance to 3.1.1.5.

4.1.1.6 Vehicle Jack. Vehicle shall be inspected for a vehicle Jack to verify conformance to 3.1.1.5. The Jack rating shall be inspected to confirm that it will support the GVW. Storage location of the Jack shall be visually inspected to ensure it will not interfere with vehicle/user mission operations.

4.1.1.7 Spare Tire Mechanical Assist. The vehicle shall be visually inspected for a mechanical assist mechanism which will raise and lower the spare tire.

4.1.1.8 Standard Operator Tools. The vehicle shall be visually inspected for a standard tool set to support the operator level maintenance.

4.1.1.9 Tire Changing Tools. The vehicle shall be visually inspected for a set of tire changing tools.

4.1.1.10 Pioneer Tools. The vehicle shall be visually inspected for a set of pioneer tools.

4.1.1.11 Tool Stowage. The vehicle shall be visually inspected for storage of all supplied tools. Tool storage shall be in a location that will not impede with vehicle/user operation.

4.1.1.12 Jumper Cables. The vehicle shall be visually inspected for one NATO slave to NATO slave cable not less than 12 feet. Cable storage shall not impede vehicle/user operation.

4.1.1.13 Ammeter, Charging Indicator or Volt Meter. Vehicle shall be visually inspected for compliance to 3.1.1.13.

4.1.1.14 Oil Pressure Gage or Indicator. Vehicle shall be visually inspected for compliance to 3.1.1.14.

4.1.1.15 Engine Coolant Temperature Gage. The vehicle shall be visually inspected for a high coolant temperature warning light or indicator and a low coolant warning light or indicator to verify compliance to 3.1.1.15.

4.1.1.16 Speedometer/Odometer. The vehicle shall be visually inspected for a speedometer and recording odometer to verify compliance to 3.1.1.16.

4.1.1.17 Tachometer. The vehicle shall be visually inspected for a tachometer.

4.1.1.18 Low Oil Pressure Gage. The vehicle shall be visually inspected for a low oil pressure warning light or indicator to verify compliance to 3.1.1.18.

4.1.1.19 Air Conditioning System. The vehicle shall be tested at an approved government test facility to verify compliance to 3.1.1.19. Vehicle interior temperature shall not exceed 80 deg f during high temperature testing with an ambient of 130 def F with solar loading. Testing will not be limited to standard equipment, electronic systems, engine starting, and static steering performance.

4.1.1.20 Heating Systems. The vehicle shall be visually inspected to confirm compliance to 3.1.1.20.

4.1.1.21 Potable Water. Vehicle shall be visually inspected for potable water container(s) capable of being securely stored inside the personnel area without interfering with vehicle/user operations.

4.1.1.22 Radio Provisions. Vehicle shall be visually inspected to confirm compliance to 3.1.1.22. All necessary connections will be required to operate the Harris Multi Band Radio (RF 5800M-V201).

4.1.1.23 Driver & Gunner Intra-Vehicle Intercom Access. The vehicle shall be visually inspected to confirm compliance with 3.1.1.23. The driver and gunner shall be provided the necessary hardware to access the intra-vehicle intercom system simultaneously.

4.1.1.24 Universal Symbols. The vehicle shall be visually inspected to confirm compliance to 3.1.1.24. Universal Symbols shall be used if available. If not, Arabic or English symbols/words shall be used.

4.1.3 Vehicle Color. Vehicle shall be painted desert tan.

4.1.3.1 Vehicle Exterior Color. Vehicle exterior color shall be visually inspected to paint chip Desert Tan 686A color chip 33446 in accordance with FED-STD-595 or equivalent.

4.1.4 Towing. Vehicle shall be configured to tow or be towed by a similar vehicle.

4.1.4.1 Towing and Recovery Provisions. Vehicle shall be visually inspected to verify conformance to 3.1.4.1. The vehicle shall have a tow bar and cable to support vehicle towing and recovery operations.

4.1.4.2 Tow Eyes. The vehicle shall be visually inspected to verify conformance to 3.1.4.2. The vehicle shall have 2 tow eyes in the front and 2 tow eyes in the rear of the vehicle that will interface with the provided tow bar.

4.1.4.3 Shackles. The Vehicle shall be visually inspected to verify conformance to 3.1.4.3. The vehicle shall have 4 shackles to interface with the 4 tow eyes.

4.1.4.4 Air Brake Connections. If the vehicle is equipped with air brakes, the vehicle shall be visually inspected for front and rear air brake connections conforming to 3.1.4.4.

4.1.4.5 Tow Bar and Recovery Cable Storage. The vehicle shall be visually inspected to verify confirmation to 3.1.4.5. The vehicle shall have storage provisions for the tow bar and recovery cable that does not impede vehicle/user operations.

4.1.4.7 Vehicle Pintle. The vehicle shall be visually inspected to verify conformance to 3.1.4.7. The tow pintle shall be rated to support towing a similar vehicle.

4.1.5 Engine. The vehicle shall have an engine as proposed.

4.1.5.1 Engine Type. The vehicle shall be visually inspected to verify conformance to 3.1.5.1. The vehicle shall have a turbocharged diesel engine.

4.1.6 Transmission. The vehicle shall have a transmission as proposed.

4.1.6.1 Transmission Type. The vehicle shall be visually inspected to verify the vehicle is provided with an automatic transmission conforming to 3.1.6.1.

4.1.6.3 Drive Line. The vehicle shall be tested to verify conformance to 3.1.6.3. The vehicle shall have power to all wheels.

4.1.7 Steering. The vehicle shall have a steering system as proposed and meet performance requirements.

4.1.7.1 Power Steering. The vehicle shall be visually inspected to verify conformance to 3.1.7.1. The vehicle shall have power steering and be left hand drive.

4.1.7.2 Wall to Wall Turning. The vehicle shall be tested to verify conformance to 3.1.7.2. The wall to wall turning diameter shall be tested in the clockwise and counter clockwise direction. The diameter shall be less than 70 feet in each direction.

4.1.8 Tires. All tires shall be inspected for conformance to size and type proposed.

4.1.8.1 Tire Size. Tires shall be visually inspected to verify conformance to 3.1.8.1. Tires shall be of the same size, load rating, and tread design which will be interchangeable with each other to include the spare tire.

4.1.8.2 Spare Assembly. The vehicle shall be visually inspected to verify conformance to 3.1.8.2. The vehicle shall have a spare wheel and tire assembly with stowage that will not impede vehicle/user operations.

4.1.8.3 Tire Construction. Tires shall be visually inspected to verify conformance to 3.1.8.3. All tires to include the spare shall be a radial design, run flat, and have on-off road tread.

4.1.9 Electrical Equipment. The vehicle shall have a 24 volt electrical system.

4.1.9.1 24 Voltage Requirement.

4.1.9.1.1 Terminal Block. The contractor shall supply vehicle electrical schematics/specs for review to verify conformance to 3.1.9.1.1. The terminal block shall operate on 24 volts.

4.1.9.1.2 Engine Starting. The contractor shall supply vehicle electrical schematics/specs for review to verify conformance to 3.1.9.1.2. The starting circuit shall operate on 24 volts.

4.1.9.1.3 Charging System. The contractor shall supply vehicle electrical schematics/specs for review to verify conformance to 3.1.9.1.3. The vehicle charging system shall operate on 24 volts.

4.1.9.2 Radio Location. The vehicle shall be visually inspected to verify conformance to 3.1.9.2. There shall be a space claim for a radio located in the crew compartment.

4.1.9.3 Batteries. The vehicle shall be visually inspected to verify conformance to 3.1.9.3. The vehicle shall be equipped with heavy duty batteries.

4.1.9.4 NATO Slave. The vehicle shall be visually inspected to verify conformance to 3.1.9.4. The vehicle shall be equipped with a NATO slave receptacle.

4.1.10 Vehicle characteristics.

4.1.10.1 Total Personnel. The vehicle shall be visually inspected to verify conformance to 3.1.10.1. The vehicle shall accommodate 2 crew (1 driver and 1 gunner) and not less than 8 squad.

4.1.10.2 Rear Door. The vehicle shall be visually inspected to verify conformance to 3.1.10.2. The vehicle shall have rear access with a one or two door configuration. Any additional doors shall be noted.

4.1.10.3 Hatches. The vehicle shall be visually inspected to verify conformance to 3.1.10.3. The vehicle shall have not less than one hatch in the crew area over the gunner's location. Any additional hatches shall be noted.

4.1.10.4 Crew Seats. The vehicle shall be visually inspected to verify conformance to 3.1.10.4. The vehicle shall have a seat for each crew member (driver and gunner).

4.1.10.5 Squad Seats. The vehicle shall be visually inspected to verify conformance to 3.1.10.5. The vehicle shall have a seat for each squad member.

4.1.10.6 Crew Seat Belts. The vehicle shall be visually inspected to verify conformance to 3.1.10.6. Each crew member shall be provided with a 4 point seat belt assembly.

4.1.10.7 Squad Seat Belts. The vehicle shall be visually inspected to verify conformance to 3.1.10.7. Each squad member shall be provided with a 4 point seat belt assembly.

4.1.10.8 Driver's Field of View. The vehicle shall be tested to verify conformance to 3.1.10.8. The driver shall have a 180 deg unobstructed field of view while seated in the driver seat.

4.1.10.9 Firing Ports. The vehicle shall be visually inspected to verify conformance to 3.1.10.9. The vehicle shall be equipped with not less than 1 firing port with corresponding vision block per side in the squad area (right, left, rear).

4.1.10.10 Floor to Ceiling Height. The vehicle shall be tested to verify conformance to 3.1.10.10. The vehicle shall have a minimum floor to ceiling height of 60 inches.

4.1.10.11 Seat to Ceiling Height. The vehicle shall be tested to verify conformance to 3.1.10.11. The vehicle shall have a minimum seat to ceiling height of 42 inches.

4.1.10.12 Storage Bins. The vehicle shall be visually inspected to verify conformance to 3.1.10.12. The vehicle shall have a minimum of 3 storage bins (1 in the crew area and 2 in the squad area) with positive latching devices. Record dimensions of each storage bin.

4.1.10.13 Vehicle Weight. The vehicle shall be tested to verify conformance to 3.1.10.13. The vehicle fully outfitted without personnel shall not weigh more than 34,000 lb.

4.1.10.14 Vehicle Width. The vehicle shall be tested to verify conformance to 3.1.10.14. The vehicle width shall not exceed 10 feet (not including mirrors).

4.1.10.15 Vehicle Height. The vehicle shall be visually inspected to verify conformance to 3.1.10.15. The reducible height of the vehicle shall not exceed 9 feet. The task shall be accomplished by 2 personnel and not require auxiliary lifting devices (shall be completed with only onboard tools).

4.1.10.16 Vehicle Ground Clearance. The vehicle shall be visually inspected to verify conformance to 3.1.10.16. The vehicle ground clearance shall not be less than 15 inches or the proposed objective value (if applicable).

4.1.11 Performance. The vehicle shall perform as proposed and meet all specified requirements.

4.1.11.1 Vehicle Starting. The vehicle shall be tested to verify the high temperature requirement of 3.1.11.1. Vehicle shall start and operate at 130 degrees Fahrenheit.

4.1.11.2 Range. The vehicle shall be tested at an approved government test facility to verify compliance to 3.1.11.2. The vehicle range at GVW while driving at normal operating speeds shall be not less than 200 miles or the proposed objective range (if applicable).

4.1.11.3 Operating Summary. The vehicle shall be tested at an approved government test facility to verify compliance to 3.1.11.3. Vehicle shall be capable of operating 80% of mission on paved and unpaved roads and 20% off road (trails).

4.1.11.4 Operational Environments. The vehicle shall be tested at an approved government test facility to verify compliance to 3.1.11.4. Vehicle shall be capable of operating at reduced speeds on sand, mud, loose soil and gravel.

4.1.11.5 Obstacle Navigation. The vehicle shall be visually inspected to verify conformance to 3.1.11.5. Vehicle features that support meeting this requirement shall be reviewed.

4.1.11.6 Vehicle Top Speed. The vehicle shall be tested at an approved government test facility to verify compliance to 3.1.11.6. The vehicle top speed at GVW on a level highway shall be not less than 50 mph or the proposed objective top speed (if applicable).

4.1.11.7 Vehicle Minimum Speed. The vehicle shall be tested at an approved government test facility to verify compliance to 3.1.11.7. Vehicle minimum speed at GCW on a level highway shall be not less than 40 mph.

4.1.11.8 Vehicle Acceleration. The vehicle shall be tested to verify compliance to 3.1.11.8. The vehicle shall accelerate from 0 to 20 mph within 10 seconds or the proposed objective time (if applicable).

4.1.11.9 Vehicle Climbing and Descending. The vehicle shall be tested to verify the conformance to 3.1.11.9. The vehicle shall climb and descend a 45% slope at GVW.

4.1.11.10 Vehicle Traversing. The vehicle shall be tested to verify conformance to 3.1.11.10. The vehicle shall traverse a 20% side slope in each direction at GVW.

4.1.11.11 Vertical Obstacle. The vehicle at GVW shall be tested to verify conformance with 3.1.11.11. The vehicle shall navigate an 18 inch vertical wall at GVW or the proposed vertical height (if applicable).

4.1.11.12 Fording Depth. The vehicle shall be tested to verify compliance with 3.1.11.12. The vehicle shall have a fording depth of not less than 36 inches.

4.1.12 Weapon Accommodation. The vehicle shall have weapon accommodation as proposed and meet the performance requirements.

4.1.12.1 Weapon Station. The vehicle shall be visually inspected to verify conformance to 3.1.12.1. Vehicle shall have one weapon station ring mount, located over gunner with hatch access, capable of accommodating a PKM 7.62 mm machine gun.

4.1.12.2 Stowage PKM Ammunition. The vehicle shall be visually inspected to verify conformance to 3.1.12.2. Vehicle shall have stowage for 600 rounds (boxed) of PKM 7.62 × 54 in squad area and 200 rounds (boxed) of the same in crew area.

4.1.12.3 Weapon Station Height Adjustability. The vehicle shall be visually inspected to verify conformance to 3.1.12.3. Weapon station should provide adjustable height gunner platform.

4.1.12.4 Weapon Station Angle Adjustability. The vehicle shall be visually inspected to verify conformance to 3.1.12.4. Weapon station should be able to fire at 45 degree elevation above horizon and 8 degrees below horizon. In addition, PKM ring mount design shall prevent potential shooting of the vehicle.

4.1.12.5 Weapon Station Accessibility. The vehicle shall be visually inspected to verify conformance to 3.1.12.5. Weapon station shall be accessible by any personnel within the vehicle without having to exit vehicle.

4.1.12.6 Weapon Station Field of Fire. The vehicle shall be visually inspected to verify conformance to 3.1.12.6. Weapon station combined field of fire to provide 360 degrees of coverage.

4.1.12.7 Stowage Squad AK-47 Ammunition. The vehicle shall be visually inspected to verify conformance to 3.1.12.7. Vehicle shall have stowage for 1 box of 7.62 × 39 rifle ammo per squad member (located in squad area).

4.1.12.8 Stowage Crew AK-47 Ammunition. The vehicle shall be visually inspected to verify conformance to 3.1.12.8. Vehicle shall have stowage for 1 box of 7.62 × 39 rifle ammo shared by driver and gunner (located in crew area).

4.1.12.9 Stowage Crew and Squad AK-47's. The vehicle shall be visually inspected to verify conformance to 3.1.12.9. Vehicle shall have appropriate brackets to securely hold crew and squad AK-47 rifles during operations.

4.1.13 Vehicle Survivability. The vehicle shall have survivability as proposed and meet the performance requirements.

4.1.13.1 Vehicle Armor Protection. The vehicle shall be visually inspected to verify that the vehicle's armor protection features proposed are provided. In addition, the contractor shall provide certification of armor material.

4.1.13.2 Gunner's Weapon Station Armor. The vehicle shall be visually inspected to verify conformance to 3.1.13.2. In addition, the contractor shall provide certification of armor material. The Gunners weapon station shall have the same ballistic protection as the vehicle. In addition, the contractor shall provide certification of armor material.

4.1.13.3 Vehicle Mine Protection. The vehicle shall be visually inspected to verify that the vehicle's mine protection features proposed are provided. In addition, the contractor shall provide certification of mine protection design.

4.1.13.4 Additional Armor Protection. The vehicle shall be visually inspected to verify that the additional armor protection features proposed are provided. In addition, the contractor shall provide certification of armor material to verify level of protection proposed in regards to the objective requirement.

4.1.14 Brakes. The vehicle shall have brakes as proposed and meet performance requirements.

4.1.14.1 Service Brakes. The vehicle shall be tested to verify compliance to 3.1.14.1. Vehicle service brakes shall bring vehicle to a stop from 20 mph within 35 feet while at GVW. The vehicle shall not drift more than 1 foot left or right while stopping.

4.1.14.2 Parking Brakes. The vehicle shall be tested to verify compliance to 3.1.14.2. Vehicle parking brakes shall hold the vehicle on a 45% longitudinal slope at GVW.

4.1.14.3 Emergency Brakes. The vehicle shall be tested to verify compliance to 3.1.14.3. Vehicle emergency brakes shall bring the vehicle to a complete stop safely.

SUBCONTRACT ATTACHMENT 10.6
W56HZV-06-D-VB01
ILAV SHAKEDOWN TEST PLAN
ATTACHMENT 003
24 May 06
Appendix 1

Iraqi Light Armored Vehicle (ILAV)
3,000 mile Shake Down Test

The ILAV vehicle is an armored vehicle that will be mainly used in an urban setting. The procurement is based on a compressed schedule with the vehicle being a Non-Development Item that will require a minimal amount of integration of new components. The shake down test is not an extensive vehicle qualification test but a check-out to verify vehicle conformance to the user's minimum requirements.

A 3,000 mile Shakedown Test will be run at APG. The vehicle will run 80% (2400 miles) on relatively flat hard roads to a test plan that will simulate an urban environment and 20% (600 miles) of off road conditions simulating missions in the field. In addition to the above 3,000 mile shakedown test, a visual inspection and vehicle tests will be required per Table 1 of the ILAV Shakedown Test Plan. Vehicle will be properly baselined with all tests being run to APG standards to ensure personnel safety during testing. Driveability of the vehicle at combat weight is essential and will require a detailed assessment.

All testing to include visual inspections may be modified, upon mutual agreement, depending on the final configuration of the vehicle delivered.

The following missions are set up to address the off and on road testing with the vehicle at full operational weight to include personnel (full complement of crew and squad):

2,400 Mile on Hard Road Mission to Simulate Urban Operations:

100 Mile Mission (run approximately 24 times):

  a.
  10 miles driven with stopping at every 1/4 mile point.

  b.
  20 miles driven with stopping at every mile point.

  c.
  Run the following scenario 4 times back-to-back

  1.
  From a dead stop rapid/full acceleration to 50 mph or rated top speed.

  2.
  Once at top speed apply full braking to quickly stop.

  3.
  Once stopped rapid acceleration in the reverse direction 50 yards.

  4.
  After 50 yards of reverse driving apply full braking to quickly stop.

  d.
  30 miles driven at a speed of 40 mph.

  e.
  40 miles driven at a speed of 50 mph.

600 Mile of Off Road Testing to Simulate Off Road Operations:

60 Mile Mission (run approximately 10 times).

  a.
  15 miles driven on gravel or equivalent road with minimal stopping.

  b.
  10 miles driven on gravel or equivalent road with stopping at every 1/4 mile point.

  c.
  10 miles driven on off road/cross-country with minimal stopping.

  d.
  20 miles driven on off road/cross country with stopping at every 1 mile point.

  e.
  5 miles of driving up and down small to moderate hills.

SUBCONTRACT ATTACHMENT 10.7

CONTRACT W56HZV-06-D-VB01—ATTACHMENT 004—DIDs FOR EXHIBIT A—24 MAY 06

DATA ITEM DESCRIPTION	Form Approved OMB No. 0784-0188 Exp. Date: Jun. 30, 1986

1. TITLE	2. IDENTIFICATION NUMBER
Contractor's Progress, Status and Management Report	DI-MGMT-80227

3.
DESCRIPTION/PURPOSE

3.1
The Contractor's Progress, status and Management Report indicates the progress of work and the status of the program and of the assigned tasks, reports and informs of existing or potential problem areas.

4. APPROVAL DATE (YY/MM/DD) 860905	5. OFFICE OF PRIMARY RESPONSIBILITY (OPR) N/SPAWAR	6a. DTIC REQUIRED	6b. GIDEP REQUIRED

7.
APPLICATION/INTERRELATIONSHIP

7.1
This Date Item Description (DID) contains the format and content preparation instructions for the data product generated by the specific and discrete task requirement for this date included in the contract.

7.2
This DID may be applied in any contract and during any program phase.

7.3
This DID supersedes DI-A-2090A, DI-A-3025A, UDI-A-22050B, UDI-A-22052A, UDI-A-23960, DI-A-30024, and DI-A-30606. (cont. on page 2)

8. APPROVAL LIMITATION	9a. APPLICABLE FORMS	9b. AMSC NUMBER N3947

10.
PREPARATION INSTRUCTIONS

10.1
Contract—This date item is generated by the contract which contains a specific and discrete work task to develop this data product.

10.2
Format—All attachments shall be identified and referenced in the text of the report. The report shall be prepared in the contractor's format and shall be legible and suitable for reproduction.

10.3
Content—The report shall include:

a.
A front cover sheet which includes the contractor's name and address, the contract number, the nomenclature of the system or program, the date of the report, the period covered by the report, the title of the report, the Contract Date Requirements List (CDRL) sequence number, the security classification,

b.
Description of the progress made during the reporting period;

c.
Results, positive or negative, obtained related to previously-identified problem areas, with conclusions and recommendations;

d.
Any significant changes to the contractor's organization or method of operations, to the project management network;

e.
Problem areas affecting technical or scheduling elements, with background and any recommendations for solutions;

i.
Person-hours expended for the reporting period and cumulatively for the contract;

j.
Any trips and significant results; (cont. on page 2)

  DD Form 1664, FEB 85                        Previous editions are obsolete                        Page 1 of 2 Pages

CONTRACT W56HZV-06-D-VB01—ATTACHMENT 004—DIDs FOR EXHIBIT A—24 MAY 06

DI-MGMT- 80227

7.
APPLICATION/INTERRELATIONSHIP (Cont'd)

7.4
Paragraphs 10.3.f, 10.3.g, and 10.3.h herein should be tailored on DD Form 1423 when such cost data is already submitted through a sophisticated cost reporting system under the contract.

10.
PREPARATION INSTRUCTIONS (Cont'd)

k.
Record of all significant telephone calls;

m.
Contract schedule status;

n.
Plans for activities during the following reporting period;

o.
Name and telephone number of preparer of the report;

p.
Appendixes for any necessary tables, references, photographs, illustrations, and charts.

Page 2 of 2 Pages

DATA ITEM DESCRIPTION	Form Approved OMB NO. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.

1. TITLE	2. IDENTIFICATION NUMBER
Proposed Spare Parts List	DI-S-80873A

3.
DESCRIPTION/PURPOSE

3.1
The Proposed Spare Parts List identifies the contractor's recommended spare parts required to maintain a system under a given set of circumstances and duration.

3.2
The Proposed Spare Parts List is used to determine spare parts stocking levels.

4. APPROVAL DATE (YYMMDD) 901106	5. OFFICE OF PRIMARY RESPONSIBILITY (OPR) F/APCC-75FMO	6a. DTIC APPLICABLE	6b. GIDEP APPLICABLE

7.
APPLICATION/INTERRELATIONSHIP

7.1
This Data Item Description contains the format and content preparation instructions for the data product generated by the specific and discrete task requirement for this data included in the contract.

7.2
The content shall identify the time period (e.g. 180 days) and the conditions of operation (e.g., Extensive road tests in accordance with Vehicle Test Plan A2345 at two different sites with five vehicles located at each site) for which the proposed spare parts are required (reference 10.3 h. below).

7.3
This DID supersedes DI-ILSS-80134.

8. APPROVAL LIMITATION	9a. APPLICABLE FORMS	9b. AMSC NUMBER F5035

10.
PREPARATION INSTRUCTIONS

10.1
General. The Proposed Spare Parts List shall contain the contractor's recommended quantities of every type of spare part required for the system, to include all consumable and expendable items. This list shall explain any assumptions, formulas, or models used by the contractor in the creation of the list.

10.2
Format. The Proposed Spare Parts List format shall be arranged in a comprehensive presentation of components, subassemblies, and assemblies as selected by the contractor.

10.3
Content. The Proposed Spare Parts List content shall include the following:

a.
Complete item name.

b.
Prime manufacturer's or vendor's part number.

e.
Quantity per end item.

f.
Unit of issue (e.g., each , feet, lot).

g.
Estimated unit price.

h.
Recommended quantity to sustain operation for the time period and under the conditions stated in the contract.

i.
Alpha numeric numbering of items on list.

j.
Shelf life (if not indefinite).

11.
DISTRIBUTION STATEMENT

Distribution Statement A: Approval for public release; distribution is unlimited.

  DD Form 1664, APR 89                        Previous editions are obsolete                        Page 1 of 2 Pages

DI-ILSS-80134A

Block 10, Preparation Instruction (Continued)

1.
Production lead time for each item.

a.
Explanatory narrative which describes the recommended quantity to take into account multiple end items at a single location.

Page 2 of 2 Pages

DATA ITEM DESCRIPTION	Form Approved OMB NO. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.

1. TITLE	2. IDENTIFICATION NUMBER
Training Materials	DI-ILSS-80873

3.
DESCRIPTION/PURPOSE

3.1
Provides the minimum materials required to support a military services training program on the end item equipment.

4. APPROVAL DATE (YYMMDD) 890529	5. OFFICE OF PRIMARY RESPONSIBILITY (OPR) S/DPSC-EST	6a. DTIC APPLICABLE	6b. GIDEP APPLICABLE

7.
APPLICATION/INTERRELATIONSHIP

7.1
This DID contains the format and content preparation instructions for the data product generated by the specific and discrete task requirement as delineated in the contract.

8. APPROVAL LIMITATION	9a. APPLICABLE FORMS	9b. AMSC NUMBER S4775

10.
PREPARATION INSTRUCTIONS

10.1
General. The materials shall contain sufficient written or audio-visual instructions to guide students through all specified didactic and hands-on training with instruction lectures and instructor interface with students. Existing manufacturer's training and service manuals can be used in so far as they meet specified requirements. The role of the instructor will be to observe and evaluate student programs, to answer questions, provide supplemental training when necessary. The training materials should be for students with a basic knowledge of hand tools.

10.1.1.
Format. The materials provided shall be in the contractor's own format. However, each text shall include a table of contents. This shall include a listing of all major subjects and the page number on which they appear.

10.2
Contents. The training materials shall consist of a programmed text, instructor guidance and supplemental written and audio-visual material used to support a training program. All instruction, information, and schematics shall use standard symbology.

Continued on Page 2

11.
DISTRIBUTION STATEMENT

DISTRIBUTION STATEMENT A: Approved for public release; distribution is unlimited.

  DD Form 1664, MAR 87                        Page 1 of 3 Pages

DI-ILSS-80872

Block 10, Preparation Instructions (Continued)

  10.2.1
  Programmed Text. The programmed text shall be designed to guide the student through the application, operation, inspection, adjustment, troubleshooting, and repair of the equipment. The programmed text shall be divided into the sections listed below. Each section may refer the student to other supplemental written or audio-visual material (transparencies, slides, charts, or video), which shall be included in the package. The following lists the requirements for each section. Additional sections and material can be added.

  10.2.1.1
  Requires Material. This section shall list all equipment and material required by the student to complete the programmed text, including test equipment, audio-visual material, tools, supplies, and simulators.

  10.2.1.3
  Operating Procedures. This section shall guide the student step-by-step through the hands-on operation of the equipment from start-up the shut-down. The instructions will be sufficiently detailed to allow the student to operate and evaluate performance of all operator assessable controls and functions, as applicable. Before the student is instructed to operate the equipment, all safety precautions to prevent injury or equipment damage shall be clearly explained. The purpose of this section is to give the student sufficient information to operate the unit and conduct in-service user training classes.

  10.2.1.4
  Routine Inspection. This section shall guide the student step-by-step through routine inspection of the unit to assure proper and safe operation. Inspection shall be listed in a checklist format, followed with detailed information if needed. This section should include:

  (1)
  Daily user maintenance or performance checks.

  (2)
  Monthly or annual preventive maintenance inspection to include inspection of components subject to wear, routine servicing requirements such as lubrication or filter changes, safety inspection, tolerance, and frequency of inspection.

  10.2.1.5
  Calibration. This section shall list all adjustment and calibrations required to assure accurate and safe operation of this equipment, including frequency and tolerances. This shall include user daily calibration, periodic calibration, and calibration/adjustments required to bring the unit back into specifications. All test equipment and simulators required to perform these calibrations or adjustments shall be listed.

  10.2.1.6
  Troubleshooting. This section will explain in detail how all functions of the system operate. A troubleshooting guideline shall be given to help the students locate common problems. Warnings shall clearly be listed when improper test equipment hookup might cause personal injury or damage to equipment.

  10.2.1.7
  Repair. This section shall show the student how to repair high failure parts, remove equipment covers/access panels, and reassemble. Warnings shall clearly be stated if injury or equipment damage can be caused by improper disassembly (e.g.: counter balances). Specialized tools required shall be listed.

  10.2.3
  Instructor Guidance. Guidance for instructors to use in applying the programmed text shall be provided under separate cover. The guidance shall include:

  (1)
  Answers to all student exercises,

  (2)
  Descriptions of points in the programmed text where instructor involvement, observation, or action is necessary or recommended to insure safety or verify student performance.

Page 2 of 3 Pages

DATA ITEM DESCRIPTION	Form Approved OMB NO. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.

1. TITLE	2. IDENTIFICATION NUMBER
Failure Analysis and Corrective Action Report	DI-RELI -81315

3.
DESCRIPTION/PURPOSE

3.1
Provides immediate reporting of failure and subsequent details failure analysis results and correction action recommendation.

4. APPROVAL DATE (YYMMDD) 930125	5. OFFICE OF PRIMARY RESPONSIBILITY (OPR) G/Y224	6a. DTIC APPLICABLE	6b. GIDEP APPLICABLE

7.
APPLICATION/INTERRELATIONSHIP

7.1
This Data Item Description (DID) contains the format and content preparation instructions for the data resulting from the work task as described by MIL-STD-781D and MIL-STD-785B.

7.2
This DID supersedes DI-R-5299C.

8. APPROVAL LIMITATION	9a. APPLICABLE FORMS	9b. AMSC NUMBER G6891

10.
PREPARATION INSTRUCTIONS

10.1
Reference documents. The applicable issue of the documents cited herein, including their approval dates and dates of any applicable amendments, notices, and revisions, shall be as specified in the contract.

10.2
Content. The report shall contain the following:

a.
Failure Analysis Report Number. (See 10.5)

b.
Contract number.

c.
Equipment title.

d.
Equipment serial number.

e.
Date of failure.

f.
Test failed.

g.
Effect on equipment.

(Continued on Page 2)

11.
DISTRIBUTION STATEMENT

DISTRIBUTION STATEMENT A: Approved for public release; distribution is unlimited.

DD Form 1664, APR 89 Previous editions are obsolete.                        Page 1 of 4

DI-RELI-81315

10.
PREPARATION INSTRUCTIONS (Continued)

  b.
  Total test time at failure.

10.3
Preliminary Report. Content and format shall be as follows:

10.3.1
Content.

a.
Originator of the report.

b.
Date of the failure.

c.
Date of the report.

d.
Contractor's name.

e.
Failure Analysis Report Number. (See 10.5)

f.
Contract number.

g.
Equipment, title part number, and serial number.

h.
Assembly title, part number, and serial number.

i.
Subassembly title, element or module title, part number, and serial number.

j.
Part name, part number, serial number, date code, and manufacturer.

k.
Name and specification of test failed.

l.
Elapsed time and phase of test failed.

m.
Total operation time of unit at time of failure.

n.
Failure symptoms.

o.
Failure mode.

p.
Classification failure (independent or dependent).

q.
Type of failure from Failure Keyword List. (See 10.7)

r.
Disposition of failed item.

s.
Any supplemental information relating to the failure (i.e., any internal contractor assessments, records, reports, correspondence, etc.).

Page 2 of 4 Pages

DI-RELI-81315

10.
PREPARATION INSTRUCTIONS (Continued)

10.4
Final Report.

10.4.1
Content. The final report shall contain the items required in the Preliminary Report and the following additional items shall be included:

a.
Reference-Failure Analysis Report Number (see 10.5).

b.
Failure Analysis methods.

c.
Failure Analysis results.

d.
Statement as to whether this is a pattern failure. If it is, the reports of the other failure(s) will be referenced.

e.
Corrective action:

(1)
Action on individual equipment failure.

(2)
Measures to prevent other failures.

10.4.2
Format. The same format may be used for both Preliminary report and Final report.

10.5
Failure Analysis Number

a.
Format. In accordance with the format code: X - N - T - F1 - F2

(1)
X is the equipment type number.

(2)
N is the sequential failure number.

(3)
T is the test phase in which the failure occurred.

(a)
T-A for acceptance test.

(b)
T-B for subassembly test.

(c)
T-C for receiving inspection.

(d)
T-D for reliability test.

(e)
T-E for qualification test.

(f)
T-F for system/equipment burn-in.

(g)
T-C for system integration.

(4)
F1 is the total number of failures of the same part number (i.e., resistor, capacitor, inductor, transistor, etc.) manufactured by the same vendor.

Page 3 of 4 Pages

DI-RELI-81315

10.
PREPARATION INSTRUCTIONS (Continued)

    (5)
    F2 is the total number of occurrences of a specified failure mechanism of the same part number manufactured by the same vendor.

10.6
Nonrelevant and Unverified Failures. Nonrelevant and unverified failures shall not have the F1 and F2 numbers assigned because these types of failures do not relate to a part type failure. Instead, these failures shall be coded as "NR" for a nonrelevant failure and "UV" for a unverified failure.

10.7
Failure Keyword List.

10.7.1
Content. The content shall include:

(1)
Workmanship.

(2)
Handling.

(3)
Process.

(4)
Design.

(5)
Marking.

(6)
Test Equipment.

(7)
Contamination.

(8)
Open Bond Wire.

(9)
Electrical Short.

(10)
Electrical Open.

(11)
Software.

(12)
Mechanical.

(13)
Nonrelevant.

(14)
Under Investigation.

(15)
Unknown.

(16)
Unverified.

(17)
Glitch.

(18)
Testing Error.

(19)
Tolerance.

Page 4 of 4 Pages

SUBCONTRACT ATTACHMENT 10.8
W56HZV-06-D-VB01
ILAV PRODUCTION VEHICLE ACCEPTANCE TEST
ATTACHMENT 005
24 MAY 06

ILAV Production Vehicle Acceptance Test

Production Vehicle Acceptance Test (PVAT).    This acceptance test has been designed to record the results on a completed production vehicle to verify conformance to the vehicle specification. The final inspection of a completed vehicle will consist of a 10 Mile Vehicle Road Test in addition to a Vehicle Inspection/Conformance Test as described below. A complete PVAT will be performed on every production vehicle.

All deficiencies found during the PVAT shall be formally recorded/reported and corrected prior to government acceptance. All testing to include visual inspections may be modified depending on the final configuration of the vehicle delivered upon mutual agreement.

10 Mile Vehicle Road Test:

  a.
  5 miles driven at 50mph or rated top speed.

  b.
  5 miles driven at various speeds with stop and go every 1/2 mile.

Vehicle Inspection/Conformance Test:

1.  Vehicle light package. A physical test shall be performed to verify operation of (not limited to) the headlights, turn signals, tail lights, dome lights, and brake lights.

2.  External Rear View Mirrors. A visual inspection will be performed to verify mirrors are installed and in working condition.

3.  Windshield Wipers and Washer Fluid Applicator. A physical test shall be performed to verify wipers and fluid applicator are installed and in working condition.

4.  Portable Fire Extinguishers. The vehicle will be visually inspected to verify the three extinguishers, type ABC, are installed.

5.  Engine Fire Extinguisher. The vehicle shall be visually inspected for a manually activated fire extinguisher system.

6.  Vehicle Jack. Vehicle will be inspected for a vehicle Jack.

7.  Spare Tire Mechanical Assist. The vehicle shall be visually inspected for a mechanical assist mechanism.

8.  Standard Operator Tools. The vehicle shall be visually inspected for a standard tool set.

9.  Tire Changing Tools. The vehicle shall be visually inspected for a set of tire changing tools.

10.  Pioneer Tools. The vehicle shall be visually inspected for a set of pioneer tools.

11.  Tool Stowage. The vehicle shall be visually inspected for storage of all supplied tools.

12.  Jumper Cables. The vehicle shall be visually inspected for one NATO slave to NATO slave cable not less than 12 feet.

13.  Ammeter, Charging Indicator or Volt Meter. Gages shall be visually inspected to verify operation during 10 mile vehicle road test.

14.  Oil Pressure Gage or Indicator. Gage or indicator shall be visually inspected to verify operation during 10 mile vehicle road test.

15.  Engine Coolant Temperature Gage. Gage shall be visually inspected to verify operation during 10 mile vehicle road test.

16.  Speedometer/Odometer. Gage shall be visually inspected to verify operation during 10 mile vehicle test.

17.  Tachometer. Gage shall be visually inspected to verify operation during 10 mile vehicle road test.

18.  Low Oil Pressure Gage. Gage shall be visually inspected to verify operation during 10 mile vehicle road test.

19.  Air Conditioning System. A physical test shall be performed to verify basic operation of air conditioning system.

20.  Heating Systems. A physical test shall be performed to verify basic operation of cooling capability.

21.  Potable Water. Vehicle shall be visually inspected for potable water container(s).

22.  Radio Provisions. Vehicle shall be visually inspected to verify all necessary connections are provided.

23.  Driver & Gunner Intra-Vehicle Intercom Access. A physical test shall be performed to verify operation of intercom.

24.  Universal Symbols. The vehicle shall be visually inspected to confirm required labeling is provided.

25.  Vehicle Color. Vehicle shall be visually inspected to verify proper color.

26.  Towing and Recovery Provisions. Vehicle shall be visually inspected to verify tow bar and recovery cable are provided.

27.  Tow Eyes. The vehicle shall be visually inspected to verify 2 tow eyes in the front and 2 tow eyes in the rear of the vehicle are provided.

28.  Shackles. The Vehicle shall be visually inspected to verify 4 shackles are provided.

29.  Air Brake Connections. If the vehicle is equipped with air brakes, the vehicle shall be visually inspected for front and rear air brake connections.

30.  Tow Bar and Recovery Cable Storage. The vehicle shall be visually inspected to verify storage provisions for the tow bar and recovery cable is provided.

31.  Vehicle Pintle. The vehicle shall be visually inspected to verify pintle is provided.

32.  Power Steering. A physical test shall be performed to verify the operation of the power steering during the 10 mile vehicle road test.

33.  Tires. All tires shall be physically tested for proper air pressure and visually inspected for conformance to size and type proposed.

34.  Spare Assembly. The vehicle shall be visually inspected to verify that an inflated spare wheel and tire assembly are provided and properly stowed.

35.  Batteries. The vehicle shall be visually inspected to verify heavy duty batteries are provided.

36.  NATO Slave. The vehicle shall be visually inspected to verify a NATO slave receptacle is provided.

37.  Doors/Hatches. The vehicle shall be physically tested to verify operation and locking of all doors and hatches.

38.  Seats/Seat Belts. The vehicle shall be visually inspected to verify that all personnel are provided with a seat and four-point seat belt assembly.

39.  Firing Ports/Vision Blocks. The vehicle shall be physically tested to verify operation of firing port doors and visually inspect vision block condition.

40.  Vehicle Top Speed. The vehicle shall be physically tested to verify vehicle's rated top speed during 10 mile vehicle road test.

41.  Vehicle Acceleration. The vehicle shall be physically tested to verify vehicle's rated acceleration (0 to 20mph) during 10 mile vehicle road test.

42.  Service Brakes. The vehicle shall be physically tested to verify service brakes are capable of bringing vehicle to a stop from 20 mph within 35 feet during 10 mile vehicle road test. The vehicle shall not drift more than 1 foot left or right while stopping.

43.  Parking Brakes. The vehicle shall be physically tested to verify parking brake operation.

44.  Emergency Brakes. The vehicle shall be physically tested to verify emergency brake operation during 10 mile vehicle road test.

SUBCONTRACT ATTACHMENT 10.9
FOR OFFICIAL USE ONLY
Contract W56HZV-06-D-VB01
ATTACHMENT 006
25 MAY 06

IRAQI LIGHT ARMORED VEHICLE (ILAV)

The location to be determined in hag is Taji National Depot

TECHNICAL INFORMATION

18.   VEHICLE SURVIVABILITY:

  (a)
  Ballistic Protection:

  (1)
  What level of ballistic protection does the vehicle provide? Threshold If increased vehicle protection is offered, describe:

  (2)
  What level of ballistic protection does the weapon station provide? Threshold

  (3)
  Describe the approach for the opaque armor solution, to include at a minimum: material(s), thicknesses, and spacing: 8mm thick 99.5% AL2O3 4"x4" tile over 6mm Armox 500 UHH steel (16.3 psf)

  (4)
  Describe the approach for the transparent armor solution, to include at a minimum: material(s) and thicknesses: TAGS AP glass-plastic laminate

  (b)
  Blast Mine Protection:

  (1)
  Does the vehicle have protection against the required blast mine under any wheel? Yes What size blast mine can the vehicle survive under any wheel? Threshold lbs TNT or equivalent lbs. TNT

  (2)
  Does the vehicle underbody have a V-type or rounded design? V-type

    3**) A performance objective of acquiring additional vehicle blast mine protection is desired.

    (4)
    Describe any proposed additional capability beyond the threshold vehicle blast mine requirement: Per Offeror Response to IFD, 01-T-010

Comments:

FOR OFFICIAL USE ONLY

SUBCONTRACT ATTACHMENT 10.10

PRODUCTION LICENSE AGREEMENT
IRAQI LIGHT ARMORED VEHICLES

        This License Agreement (the "License Agreement") is made the 13th day of June 2006:

Between:

  Force Protection Industries, Inc., a Nevada corporation, whose address is 9801 Hwy 78, Bldg #1, Ladson SC 29456, jointly with its corporate parent Force Protection, Inc. (hereinafter referred to as "FPI")

  – and –

  BAE Systems Land & Armaments L.P., a Delaware limited partnership, acting through its Ground Systems Division, with its principle office at 1100 Bairs Road, York, PA 17404 (hereinafter referred to as "BAE").

RECITALS

        Whereas, FPI owns, possesses or has the right to use certain patents, patent applications, licensed technology, know-how, trade secrets, designs, copyrighted material, systems and other proprietary intellectual property (the "IP") associated with the Cougar variant 4x4 armored vehicle known as the Iraqi Light Armored Vehicle (the "ILAV Vehicle"); and

        Whereas, FPI owns and possesses engineering specifications, drawings, technical data, bills of material, part numbers and other technical information relating to the ILAV Vehicle, including all revisions, changes and additions thereto (the "Technical Data Pack" or the "TDP") and has created or will create technical manuals, tooling, systems diagrams, process flow diagrams, vendor lists, and other documents and information relating to the design, performance, testing, manufacture, operation and repair of the ILAV Vehicle (collectively with the TDP, the "Confidential Information"); and

        Whereas, FPI and BAE have agreed to team together to secure a U.S. Government contract (ref W56HZV-06-D-VB01) for the manufacture and sale of Cougar ILAV Vehicles to the US Army Tank Armament & Automotive Command ("TACOM") it being currently contemplated by the parties that such contract could include up to 1050 ILAV Vehicles with all options (hereinafter referred to as the "ILAV Contract"); and

        Whereas, As part of such teaming arrangement the parties have agreed that (i) BAE shall act as the prime contractor under the ILAV contract and FPI shall act as its subcontractor under a subcontract agreement (the "Subcontract") pursuant to which FPI shall manufacture fifty percent (50%) of the vehicles required under the ILAV Contract (the "Subcontract Vehicles") except as otherwise agreed to by the parties, and (ii) that FPI shall grant to BAE a production license to manufacture up to 1050 ILAV Vehicles under the ILAV Contract on such terms and conditions as may be acceptable to FPI.

Grant of Production License:

For and in consideration of the payment of the License Agreement Fee hereunder, FPI hereby grants to BAE a non-exclusive, revocable, "build to print" production license to use the IP, TDP, Improvements, as defined hereunder, and the Confidential Information, which license shall not be terminated except as provided herein, for the duration of contract W56HZV-06-D-VB01, referenced in the recitations, above:

  •
  For the purpose of manufacturing up to 1050 of the ILAV Vehicles required under the ILAV Contract, such permitted use to include without limitation developing tooling and manufacturing processes, contacting vendors, procuring materials, fabricating parts, assembling components and undertaking such other customary manufacturing activities as necessary to produce the ILAV Vehicles;

  •
  To make additions or revisions to the TDP or Confidential Information or otherwise to adapt, correct and otherwise conform the TDP or Confidential Information to BAE's processes, which shall be deemed an Improvement as defined hereunder, for FPI's unrestricted use and BAE's use solely for the manufacture of those ILAV vehicles reserved for BAE pursuant to this License Agreement;

  •
  To sell and deliver the ILAV Vehicles to TACOM as required under the ILAV Contract; and

  •
  On the express condition that the parties mutually agree on the terms of the Subcontract and that the Subcontract includes a requirement that FPI be awarded production of not less than 50% of all ILAV Vehicles except as otherwise agreed to by the parties on terms acceptable to FPI.

The grant of the Production License Agreement by FPI shall in no event be construed as a grant of any other right, title or interest in and to the ILAV Vehicle, the IP, TDP or the Confidential Information, and BAE shall not use any IP, TDP or Confidential Information for any purpose other than as provided herein. BAE may attach limited drawings and specifications to purchase orders it issues to vendors and suppliers, subject to BAE's compliance with the protection of FPI's information as provided herein, solely for production of the ILAV Vehicles pursuant to this License Agreement, but BAE shall not otherwise transfer IP, TDP or Confidential Information or sub-license any of its rights under this License Agreement (whether to subcontractors or otherwise) without the express prior written consent of FPI, and shall not assert any right, title or claim to the IP or the Confidential Information, BAE shall have the right to provide TACOM with manuals for operation and for maintenance and repair of ILAV Vehicles and any other deliverable currently required under the ILAV Contract.

Ownership of Rights—Improvements:

FPI will provide to BAE for use under this agreement the TDP and Confidential Information for the ILAV Vehicle and FPI shall cooperate and assist BAE in making such additions or revisions to the TDP and Confidential Information as necessary to ensure the ILAV conforms to all performance and contractual requirements of the ILAV Contract, provided however that FPI shall at all times retain the exclusive legal right, title and interest in and to the TDP and the Confidential Information. BAE may propose changes to the TDP or Confidential Information, provided however that FPI shall have the exclusive right to make final changes to the TDP or to any of the Confidential Information.

BAE shall promptly disclose to FPI any new or improved designs, specifications, developments, enhancements or derivatives developed by BAE specifically for the ILAV Vehicles, relating to or capable of being used in the TDP, the Confidential Information or the ILAV Vehicles, whether patentable or not, which would make the vehicles cheaper, more effective, more easily produced, more useful or more valuable, or would in any other way enhance the TDP, the Confidential Information or the ILAV Vehicles (the "Improvements"). BAE hereby assigns to FPI all its right, title and interest in and to all Improvements upon their creation by BAE, and upon such creation the Improvements shall be deemed to be part of the IP and the use by BAE of such Improvements shall be deemed to be included in and covered by this License Agreement.

License Agreement Fee & Reports:

Except as otherwise provided herein, in consideration of the License granted pursuant to this License Agreement by FPI to BAE, BAE shall pay to FPI a fully earned, non-refundable license fee of $8,027 per vehicle for each ILAV Vehicle manufactured by BAE under the ILAV Contract (the "License Agreement Fee"). All payments made hereunder shall be free and clear of all taxes, fees, deductions or set-offs of whatever kind.

In the event that TACOM exercises any of the options on the ILAV Contract ("Option Vehicles") and the Parties agree that BAE will manufacture more than 50% of any Option Vehicles, then BAE shall pay FPI a fully earned, nonrefundable license fee of $16,500 for each of the Subcontract Vehicles that would have been produced by FPI under the Subcontract but manufactured by BAE under the ILAV Contract ("Additional License Fee").

The License Agreement fees shall become due on the last day of each calendar month in respect of all ILAV Vehicles accepted by the U.S. Government customer during such month. Acceptance shall be evidenced by a DD Form 250, executed by the authorized agent or employee of the U.S. Government. BAE shall provide to FPI no later than the 5th business day following the end of each calendar month a report setting out the number of ILAV Vehicles manufactured during the preceding month and the number of ILAV Vehicles accepted during the preceding month, including their hull numbers or other identifying mark and a calculation of the amount of the License Agreement Fees payable in respect of such deliveries. BAE shall include payment of the License Agreement Fees in respect of such deliveries together with such report.

Without limiting in any way FPI's remedies elsewhere contained in this License Agreement, BAE shall pay FPI interest on all overdue payments due to FPI under this License Agreement at the rate of two percent (2%) per month. The payment of such interest shall not replace any of FPI's other rights under this License Agreement or at law resulting from BAE's default by failure to pay any amount due.

BAE will maintain accurate records of all ILAV Vehicle production and deliveries with respect to which License Agreement Fees are payable under this section, and will make such records available to FPI for examination and copying, on reasonable notice, during normal business hours. BAE will also furnish copies of such records to FPI upon request. FPI will treat as confidential all and any information obtained by FPI or its representatives from BAE under this clause and will not disclose any such information to any third party except as required by law.

In the event that FPI's Subcontract is terminated for default after FPI materially fails to perform any of its obligations under the Subcontract which is capable of being cured and such failure continues for a period of 10 calendar days after FPI receives written notice of default, BAE shall pay FPI a fully earned, nonrefundable license fee of $16,500 for each of the Subcontract Vehicles that would have been produced by FPI under the Subcontract but manufactured by BAE under the ILAV Contract ("Additional License Fee"). The License Agreement Fee and any Additional License Fee shall be payable in respect of all ILAV Vehicles delivered by BAE under the ILAV Contract whether or not the Subcontract is in effect.

Effective Date & Duration

This License Agreement shall be effective as from the date of signing by both parties (and provided that the Subcontract has been signed by both parties) and shall remain in effect until the earliest of (i) completion of all the work under the ILAV Contract (contract W56HZV-06-DVB01) (ii) termination of this agreement by FPI in the event of default by BAE as provided hereunder, or (iii) termination of the Subcontract for convenience.

Representations & Warranties:

FPI shall use its best efforts to provide BAE with accurate TDP and Confidential Information relating to the ILAV Vehicles but makes no warranty regarding the accuracy of such TDP or Confidential Information or the ability of BAE to manufacture the ILAV Vehicles based on such information, and FPI shall have no liability to BAE with respect to the TDP or Confidential Information or the ILAV Vehicles or the use thereof.

FPI warrants to BAE (i) that FPI owns or has the right to use the IP, TDP and the Confidential Information and has paid or will pay any royalty or other fee as required for such ownership or right of use (ii) that FPI may grant this License Agreement to BAE and it may do so without the approval or consent of any third party, (iii) that the grant of such license to BAE does not violate any agreement binding upon or any obligation of FPI, and (iv) that none of the IP, TDP or the Confidential Information violates or infringes any patent, copyright, trademark, service mark or other right.

FPI will indemnify BAE against any liability and hold BAE harmless from and pay any loss, damage, cost and expense (including, without limitation, legal fees) which BAE incurs in connection with any breach of any of the warranties hereunder or any claim by a third party alleging facts that would constitute a breach of any of such warranties; provided, however, that this indemnity is limited solely to liability, loss, damage, cost and expense arising out of claims by third parties against the BAE, and FPI may, at its expense, defend any claim against BAE covered by the foregoing indemnity of FPI. If FPI elects to defend any such claim, FPI will not be liable to BAE for any cost or expense incurred by BAE after FPI notifies BAE of its election. In any event, FPI will not be liable for loss of profits or incidental or consequential damages.

BAE will promptly notify FPI of any claim against BAE covered by FPI's warranty hereunder with full details of the claim. BAE will cooperate in the defense of any such claim and will not settle the same without FPI's written consent unless BAE releases FPI from all of FPI's obligations under this section with respect to the claim.

EXCEPT AS PROVIDED HEREIN, THE LICENSE IS PROVIDED WITHOUT ANY WARRANTY OF ANY KIND, IN NO EVENT WILL FPI BE LIABLE FOR ANY DAMAGES, INCLUDING ANY LOST PROFITS OR OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OF THE IP, TDP AND/OR THE CONFIDENTIAL INFORMATION, OR ARISING OUT OF THE PRODUCTION OF THE ILAV VEHICLES, EVEN IF BAE HAS ADVISED FPI OF THE POSSIBILITY OF SUCH DAMAGES.

Protection of FPI's Information:

In connection with the performance of the ILAV Contract, BAE may directly or indirectly become aware of or obtain technical or commercial information and/or documents of a confidential nature relating to FPI's armored vehicles (including by way of illustration and not limitation the Buffalo, the Cougar and the MUV-R) FPI's business operations and/or its business relationships (collectively all such information and documents that are marked as confidential shall be referred to as "FPI's Company Information"). The parties agree to jointly mark any information that has already been provided if FPI indicates to BAE that such information is proprietary.

BAE shall protect and keep secret any and all Confidential Information and FPI's Company Information which it acquires, and shall not at any time whether during the currency of this License Agreement or after its expiration or termination without the prior written consent of FPI disclose, divulge, make known, or in any way communicate, to any person in any part of the world, or permit or allow any of its employees or agents to disclose, divulge, make known or in any way communicate to any person in any part of the world, the Confidential Information or FPI's Company Information, other than to BAE's own employees, suppliers, subcontractors or consultants who need to know or use such information for the limited purpose of enabling BAE to exercise its rights or perform its obligations under this License Agreement.

The forgoing shall not apply in the event that the Confidential Information or FPI's Company Information (1) was in the public domain at the time of disclosure or thereafter enters the public domain through no breach of this or any other Agreement by BAE; (ii) was, at the time of receipt, otherwise known to BAE without restrictions as to use or disclosure; (iii) becomes known to BAE from a source other than FPI without breach of this or any other Agreement by BAE; (iv) is developed independently by BAE and without the reliance upon Confidential Information or FPI's Company Information disclosed hereunder, or (v) is disclosed with the written approval of FPI.

BAE acknowledges that the Confidential Information and FPI's Company Information is and will be disclosed to it on the express condition that it be used only for the limited and specific purpose of BAE exercising its rights and performing its obligations under this License Agreement and BAE will not otherwise use or attempt to use any of the Confidential Information or FPI's Company Information for its own advantage or gain directly or indirectly. BAE shall not use or attempt to use any of the Confidential Information or FPI's Company Information in any manner which may cause or be calculated to cause injury or loss (including injury or loss of or to, goodwill, customer confidence, commercial relationships or intellectual property rights) to FPI or any company related to FPI. BAE shall not copy the Confidential Information or FPI's Company Information or allow it to be copied in whole or in part except as required under this agreement, without the prior written consent of FPI.

BAE shall take or cause to be taken such reasonable precautions as may be necessary to maintain the secrecy and confidentiality of the Confidential Information and FPI's Company Information and to prevent its disclosure, including ensuring that each employee, sub-contractor or consultant of BAE who comes into possession of the Confidential Information or FPI's Company Information or any part of it enters into a confidentiality agreement in favor of FPI binding the employee, sub-contractor or consultant to keep the Confidential Information secret and confidential, in terms substantially the same as the provisions hereof.

Subject only to the provisions hereof, BAE will immediately upon demand, either deliver up to FPI or destroy (and certify to FPI the proper destruction of) all material (whether documents, microfilm, magnetic tape, cassette or disk, computer software, laser disk, or any other medium of storing or recording information) comprising or containing any of the Confidential Information and FPI's Company Information, including any and all copies in whole or in part thereof and any material on which BAE has itself recorded or stored in any form the Confidential Information or FPI's Company Information or any part of it.

Nothing herein will prevent the disclosure of information that is required to be disclosed in order to comply with any applicable law or legally binding order of any court, government, semi-government authority or administrative or judicial body, provided that BAE:

  •
  Informs FPI in writing, with as much advance notice as possible, of the proposed disclosure, giving full details of the circumstances of the proposed disclosure and of the relevant information to be disclosed;

  •
  Gives FPI a reasonable opportunity to challenge the proposed disclosure in a court of law or other appropriate body;

  •
  furnishes only that portion of the Confidential Information or FPI's Company Information which it is advised by written opinion of its legal counsel is legally required to be disclosed; and

  •
  exercises its best efforts to obtain reliable assurances that confidential treatment will be accorded to the Confidential Information.

The obligations hereunder relating to the treatment of the Confidential Information and FPI's Company Information shall survive the termination of this agreement for a period of three years.

Protection of BAE's Information:

In connection with the performance of the ILAV Contract, FPI may directly or indirectly become aware of or obtain technical or commercial information and/or documents of a confidential nature relating to BAE's armored vehicles (including by way of illustration and not limitation the Bradley, the M109 Self-Propelled Howitzer, the M88 Recovery Vehicle and the Amphibious Assault Vehicle). BAE's business operations and/or its business relationships (collectively all such information and documents that are marked as confidential shall be referred to as "BAE's Company Information").

FPI shall protect and keep secret any and all BAE's proprietary and/or confidential information and BAE's Company Information which it acquires, and shall not at any time whether during the currency of this License Agreement or after its expiration or termination without the prior written consent of BAE disclose, divulge, make known, or in any way communicate, to any person in any part of the world, or permit or allow any of its employees or agents to disclose, divulge, make known or in any way communicate to any person in any part of the world, the BAE's proprietary and/or confidential information or BAE's Company Information, other than to FPI's own employees, suppliers, subcontractors or consultants who need to know or use such information for the limited purpose of enabling FPI to exercise its rights or perform its obligations under this License Agreement.

The forgoing shall not apply in the event that the Confidential Information or BAE's Company Information (i) was in the public domain at the time of disclosure or thereafter enters the public domain through no breach of this or any other Agreement by FPI; (ii) was, at the time of receipt, otherwise known to FPI without restrictions as to use or disclosure; (iii) becomes known to FPI from a source other than BAE without breach of this or any other Agreement by FPI; (iv) is developed independently by FPI and without the reliance upon BAE's proprietary and/or confidential information or BAE's Company Information disclosed hereunder, or (v) is disclosed with the written approval of BAE.

FPI acknowledges that the BAE's proprietary and/or confidential information and BAE's Company Information is and will be disclosed to it on the express condition that it be used only for the limited and specific purpose of FPI exercising its rights and performing its obligations under this License Agreement and FPI will not otherwise use or attempt to use any of the BAE's proprietary and/or confidential information or BAE's Company Information for its own advantage or gain directly or indirectly. FPI shall not use or attempt to use any of the BAE's proprietary and/or confidential information or BAE's Company Information in any manner which may cause or be calculated to cause injury or loss (including injury or loss of or to, goodwill, customer confidence, commercial relationships or intellectual property rights) to BAE or any company related to BAE. FPI shall not copy the BAE's proprietary and/or confidential information or BAE's Company Information or allow it to be copied in whole or in part except as required under this agreement, without the prior written consent of BAE.

FPI shall take or cause to be taken such reasonable precautions as may be necessary to maintain the secrecy and confidentiality of the BAE's proprietary and/or confidential information and BAE's Company Information and to prevent its disclosure, including ensuring that each employee, sub-contractor or consultant of FPI who comes into possession of the BAE's proprietary and/or confidential information or BAE's Company Information or any part of it enters into a confidentiality agreement in favor of BAE binding the employee, sub-contractor or consultant to keep the BAE's proprietary and/or confidential information secret and confidential, in terms substantially the same as the provisions hereof.

Subject only to the provisions hereof, FPI will immediately upon demand, either deliver up to BAE or destroy (and certify to BAE the proper destruction of) all material (whether documents, microfilm,

magnetic tape, cassette or disk, computer software, laser disk, or any other medium of storing or recording information) comprising or containing any of the BAE's proprietary and/or confidential information and BAE's Company Information, including any and all copies in whole or in part thereof and any material on which FPI has itself recorded or stored in any form the BAE's proprietary and/or confidential information or BAE's Company Information or any part of it.

Nothing herein will prevent the disclosure of information that is required to be disclosed in order to comply with any applicable law or legally binding order of any court, government, semi-government authority or administrative or judicial body, provided that FPI:

  •
  Informs BAE in writing, with as much advance notice as possible, of the proposed disclosure, giving full details of the circumstances of the proposed disclosure and of the relevant information to be disclosed;

  •
  Gives BAE a reasonable opportunity to challenge the proposed disclosure in a court of law or other appropriate body;

  •
  Furnishes only that portion of the BAE's proprietary and/or confidential information or BAE's Company Information which it is advised by written opinion of its legal counsel is legally required to be disclosed; and

  •
  Exercises its best efforts to obtain reliable assurances that confidential treatment will be accorded to the BAE's proprietary and/or confidential information.

The obligations hereunder relating to the treatment of the BAE's proprietary and/or confidential information and BAE's Company Information shall survive the termination of this agreement for a period of three years.

Infringements & Exclusions:

Each party shall notify the other immediately of any actual, suspected or anticipated infringement of the IP or any misuse of the Confidential Information of which it becomes aware. The notification shall contain suggestions as to the damage or potential damage which either or both parties are then suffering or are likely to suffer from such an infringement or misuse.

FPI may in its absolute discretion determine whether or not to take legal or other action against any third party for an actual or threatened or suspected infringement of the IP or any misuse of the Confidential Information, and if FPI elects to take legal or other action FPI:

  •
  shall bear all costs of the action;

  •
  shall have sole control over the form and conduct of such action;

  •
  may settle, compromise or discontinue the action as it thinks fit;

  •
  shall be entitled to any award of costs and/or damages made in relation to such action; and

  •
  shall indemnify BAE against any costs or damages for which BAE may become liable as a result of the proceedings provided that BAE has not authorized or contributed to the acts giving rise to the liability.

BAE will give FPI all authority, information and assistance requested by FPI to assist it to initiate, litigate, settle or compromise any proceedings by FPI in respect of any such infringement or misuse.

Default by BAE:

If BAE breaches any of the restrictions on use of the License Agreement or the obligations relating to the protection of IP, TDP, Improvements, Confidential Information or FPI's Company Information, or

if BAE fails to pay when due any amount owing under this License Agreement and such failure continues for a period of ten (10) calendar days, or if BAE fails to perform any of its other obligations under this License Agreement or materially fails to perform any of its obligations under the Subcontract which is capable of being cured and such failure continues for a period of ten (10) calendar days after BAE receives written notice of the default, FPI may terminate this License Agreement upon written notice to BAE of the termination. FPI's rights under this Section are in addition to, and are not a limitation on or in substitution for, any other rights which FPI has by reason of any default, including, without limitation, any claim for damages.

Post Termination-Expiration:

Expiration or termination of this License Agreement shall not relieve BAE of any obligation to pay to FPI any license fees or other amount that had accrued prior to such expiration or termination, and shall not relieve FPI from the obligation to protect BAE's Company Information or BAE's obligation to protect IP, TOP, Confidential Information, Improvements and FPI's Company Information as provided herein.

On the termination of this License Agreement for any reason, BAE shall:

  •
  immediately cease to use any of the IP, TDP, Improvements Confidential Information and/or FPI Company Information;

  •
  immediately stop manufacturing the ILAV Vehicles;

  •
  immediately deliver to FPI an inventory listing all ILAV Vehicles manufactured pursuant to the terms of this License Agreement by BAE but as yet undelivered; and

  •
  immediately deliver to FPI all material (whether drawings, prototypes, or any other medium of storing or recording or embodying information) comprising or containing any of the IP, TDP, Improvements, Confidential Information and FPI Company Information, including any and all copies in whole or in part thereof and any material on which BAE has recorded or stored in any form the Confidential Information or any part of it.

Restriction on Disclosure:

BAE acknowledges that the ILAV Vehicle is a defense article subject to applicable Federal export and import regulations, including but not limited to, the U.S. Arms Export Control Act, as amended (22 U.S.C. §§ 2751-2799), the International Traffic in Arms Regulations, as amended (22 C.F.R. Part 120 et seq.), the Export Administration Act, as amended, (50 U.S.C. §§ 24012420), the U.S. Export Administration Regulations, as amended (15 C.F.R. § 730 et seq.) and the requirements of the National Industrial Security Program Operating Manual ("NISPOM"). BAE (and its subcontractors, vendors and suppliers) shall not export, disclose, furnish or otherwise provide any technical information or services relating to the ILAV to any foreign person or entity, whether within the U.S. or abroad, without obtaining in advance FPI's prior approval and (if required) appropriate U.S. Government export authorization.

Miscellaneous:

Notices.    All communications and notices under or in connection with this License Agreement shall be in writing and shall be mailed by certified mail, return receipt requested, postage prepaid, or personally delivered or telefaxed. All such communications shall be mailed or delivered to the appropriate address or telefax number set forth on the signature page hereof. Any notice so mailed shall be deemed to be given two (2) business days after when so mailed, and any notice so delivered shall be deemed to be given when receipted for by, or actually received by, an authorized officer of BAE or FPI, as the case may be.

Other License Agreements.    This License Agreement replaces and supersedes all prior agreements and understandings between the parties in respect of the subject matter set forth herein, including the interim letter of authority issued by FPI to BAE dated June 21, 2006. This License Agreement is intended to enable BAE to perform the work required under the ILAV Contract and is executed in conjunction with and as a condition precedent to the Subcontract. In the event of any conflict between this License Agreement and the Subcontract, this License Agreement shall prevail.

Assignment.    Either party may transfer and assign its rights and obligations under this License Agreement to any entity which succeeds to its business and assets by acquisition, merger or consolidation or which purchases the business and all or substantially all of the assets of the transferor. Except as so provided, neither party may transfer or assign any of its rights and obligations under this License Agreement without the written consent of the other party.

Indemnity.    BAE agrees to indemnify FPI and its officers, directors, employees, representatives, assigns, successors and affiliates (each an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all, claims, damages, liabilities and related costs and expenses to third parties asserting or alleging personal injury arising from the operation or use of the ILAV Vehicles licensed hereunder, including reasonable attorneys' fees, incurred by or asserted against any Indemnitee.

GOVERNING LAW AND FORUM; WAIVER OF JURY TRIAL.    THIS AGREEMENT SHALL BE INTERPRETED, CONSTRUED AND GOVERNED UNDER THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD FOR ANY PROVISIONS THEREOF RELATING TO CONFLICT OF LAWS. THE PARTIES HERETO HEREBY IRREVOCABLY (A) SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS; (B) AGREE THAT ALL CLAIMS IN RESPECT OF SUCH SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT; AND (C) WAIVE ANY OBJECTION ANY OF THEM MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. ANY JUDICIAL PROCEEDING BY ANY PARTY HERETO AGAINST ANY OTHER PARTY HERETO, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY OTHER SECURITY INSTRUMENT SHALL BE BROUGHT ONLY IN A FEDERAL OR STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY AND STATE OF NEW YORK. EACH OF BAE AND FPI WAIVES THE RIGHT TO A JURY TRIAL WITH RESPECT TO ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. BAE ACKNOWLEDGES AND AGREES THAT ANY BREACH OF THIS LICENSE AGREEMENT COULD CAUSE IRREPARABLE DAMAGE OR LOSS TO FPI FOR WHICH MONTEARY DAMAGES WOULD BE INSUFFICIENT, THUS BAE AGREES THAT IN ADDITION TO ANY OTHER REMEDIES AVAILABLE HEREUNDER, FPI SHALL HAVE THE RIGHT TO INJUNCTIVE RELIEF, IN THE EVENT OF ANY ACTUAL OR THREATENED BREACH HEREOF.

Invalidity.    If one or more of the provisions of this License Agreement shall be held invalid, illegal, or unenforceable, such holding shall not affect any other provision of this document.

Survival of License Agreement.    All representations, warranties, covenants, and agreements contained herein shall bind BAE and its successors and assigns, and shall inure to the benefit of FPI and its successors and assigns.

Waivers.    Rights and remedies of FPI hereunder are cumulative, and the exercise or partial exercise of any right or remedy shall not preclude the exercise of any other right or remedy. No failure to exercise and no delay in exercising any power or right under this License Agreement shall operate as a waiver thereof.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first above written, The parties agree that this License Agreement may be signed in counter-part copies and that facsimile copies of such counterparts shall be binding upon the parties to the same extent as the originals.

FORCE PROTECTION INDUSTRIES, INC.
By:	/s/ RAYMOND POLLARD
Name	Raymond Pollard
Title	Chief Operating Officer
Date:	8 Aug 2006
BAE SYSTEMS LAND & ARMAMENTS L.P. Ground Systems Division
By:	/s/ S. RAJOGOPAL
Name	S. Rajogopal
Title	V.P. and General Manager
Date:	24 July, 2006

SUBCONTRACT ATTACHMENT 10.11

Logistic Support Agreement

This Agreement ("Agreement") dated as of the 13 day of June , 2006, between Force Protection Industries, Inc, ("FPI"), and _BAE Systems Land & Armaments, L.P. acting through its Ground Systems Division ("GSD")

WHEREAS, GSD has entered into contract with the Government for Iraqi Light Armoured Vehicles ("ILAV") identified as W56HZV-06-D-VB01 ("Prime Contract"); and

WHEREAS, GSD has entered into a subcontract with FPI for services, including the furnishing of all Contractor logistic support under the Prime Contract ("Subcontract"); and

WHEREAS, the parties desire to further define their relationship for the provision of contractor logistic support under the Subcontract and for future contractor logistic support for the ILAV's since FPI is the owner of the ILAV design and is experienced in providing these services.

NOW, THEREFORE, in accordance with the premises and mutual covenants contained herein, the parties agree as follows:

1.    Definition

  (a)
  Contractor logistics support shall mean vehicle maintenance to cover routine and non routine maintenance through depot level support; train the trainee "operator/driver and maintenance training to an intermediate" or direct support level; provision of spare and repair parts; and manuals ("CLS").

  (b)
  Future contracts shall mean any arrangement that GSD or its affiliates enters into during the five (5) year period immediately after Prime Contract completion for the provision of any CLS for the ILAV (Future Contracts)

2.    Obligation of the Parties

  (a)
  GSD shall award to FPI under the subcontract all CLS orders it receives under the Prime Contract for the current ILAV's and any ILAVS ordered under any options. GSD shall provide FPI with all information on, and access to, the BAE vehicles at its facility or the facilities of others to enable FPI to complete its CLS work under the Subcontract.

  (b)
  GSD shall forward to FPI any requests it receives for Future Contracts for CLS, in order for FPI to act as the prime if allowed by the potential customer. In the event that the potential customer does not allow FPI to be the prime by virtue of GSD's role as prime contractor under Contract W56HZV-06-D-VB01, then the parties shall proceed as provided herein and GSD shall award the CLS to FPI under a new contract, which terms will be consistent the any orders it receives for CLS under any Future Contracts and the Subcontract at prices mutually agreed to by the parties.

3.    Proposal and Marketing Activity

  During the term of this Agreement, the parties will work together to jointly prepare proposals for Future Contracts whenever the customer does not allow FPI to be the prime by virtue of GSD's role as the prime contractor under Contract W56HZV-06-D-VB01, per paragraph 2(b), above, and will cooperate as required in marketing efforts during and after submission of said proposals. All proposals will be prepared in the English language and, whenever necessary, translated into a foreign language by GSD before being submitted to potential customers. GSD shall keep FPI informed of all of its marketing activities regarding any proposal submitted or intended to be submitted.

  Subject to prior mutual consent, which consent shall not be unreasonably withheld, the parties may make public to customers and other third parties the nature of their relationship under this Agreement.

4.    Termination

  Except for the obligations of Section 6, 8, 9 and 10 of this Agreement, which shall survive the expiration or early termination hereof, this Agreement will terminate five (5) years after the completion of the Prime Contract.

5.    Expenses

  Except for compensation which may be paid to the parties by customers pursuant to the Prime Contract, Subcontract or any Future Contract, each party shall bear all of its own expenses incurred in connection with this Agreement.

6.    Negation of the Formation of a Business Organization

  This Agreement shall not constitute, create, or in any way be interpreted to create a joint venture, partnership, or formal business organization of any kind between the parties.

7.    Assignment

  Neither party may assign nor transfer its interest herein without the prior consent of the other party, provided, however, that either party may assign this agreement without the consent of the other party to any successor by way of merger, consolidation or the acquisition of substantially all of its business assets.

8.    Disclosure and Protection of Information

  The parties shall comply with the confidentiality provisions of the subcontract.

9.    Export Controls

  Whensoever, under paragraph 2(b), GSD is the prime contractor for CLS, GSD shall be responsible for securing all export licenses and other authoritizations required in order for FPI to perform it obligations under the subcontract.

10.    Special U.S. Law

  The parties agree to comply fully with the U.S. Foreign Corrupt Practices Act and warrant that they are, and will remain, in full compliance with all applicable laws and regulations of any and all countries related to the performance of services for the project hereunder. Furthermore, the parties warrant, covenant and agree that, in the performance of this Agreement and in connection with the sale of products and services covered by this Agreement the parties have not and will not in the future, directly or indirectly, offer, pay, promise to pay or authorize the payment of any money or offer, give, promise to give, or authorize the giving of anything of value to:

  any government official or any political party or official thereof, or any candidate for political office; or

    any other person while knowing or having reason to know that all or a portion of such money or thing of value will be offered, given or promised directly or indirectly, to any such official, to any such political party or, official thereof, or to any candidate for political office;

  for the purpose of:

    influencing any action or decision of such official, party or official thereof, or candidate in his or its official capacity, including a decision to fail to perform his or its official functions, or inducing such official, party or official thereof, or candidate to use his or its influence with any government or instrumentality thereof to effect or influence any act or decision of such government or instrumentality, in order to assist the parties in obtaining or retaining business for or with or directing business to any person.

11.    Agreement

  This Agreement contains the entire understanding of the parties with respect to the subject matter hereof, and may not be modified, altered or amended, nor may any provision hereof or right hereunder be waived, except by an instrument in writing signed by the party against which such modification, alteration, amendment or waiver is sought to be enforced. This Agreement shall be governed by, and construed in accordance with, the laws of New York. All notices, demands and other communications hereunder shall be in writing in the English language and delivered to the parties at their respective principal executive offices.

12.    Disputes—The parties shall follow the disputes provisions of the Subcontract.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Force Protection Industries, Inc.
By:	/s/ RAYMOND POLLARD
Date:	8 Aug 2006
BAE Systems Land & Armament L.P. Ground Systems Division
By:	/s/ KENNETH METTLER
Date:	07/13/2006

 SUBCONTRACT ATTACHEMENT 10.12
CERTIFICATE OF COMPLETION
ILAV

                                            does hereby certify that the following performance measurements for Subcontract (SCLIN) have been successfully completed:

Milestone	Description	Total
#	has reached $in material commitments, as such will submit the following billings per the contract schedule for CLIN #

	Billing #	Completion Date	Milestone Billing	Final 10% Liquidation
#	will also submit the following billings per contract schedule for CLIN #
	Billing #	Completion Date	Milestone Billing	Final 10% Liquidation

Total Value of Completed Milestones this month

Signature of Authorized Representative

MINIMUM GUARANTEED QUANTITY—CLIN 0011AB
Iraq ILAV W56HZV-06-R-V001
Attachment 10.13

EVENT CATEGORIES	PER INVOICE	% TOTAL	PER INVOICE	% TOTAL	PER INVOICE	% TOTAL	PER INVOICE	% TOTAL	PER INVOICE	% TOTAL	PER INVOICE	% Tracks	Total order for 756 FPI Build 378
		8		1		8		48		39		75	179
												Fab & Inter.
TOTAL COST OF VEHICLE		$158,495		$30,459		$302,496		$202,556		$237, 541		$77,992
[Illegible]	$47,548.50	$380,388.00
													$380,388
		$—		$—		$—		$—		$—		$—	$—
													$11,109,767

[Illegible]	$47,438.50	$380,388.00	$10,051.47	$10,051.47	$66,823.68	$534,589.44	$66,843.48	$3,308,487.04	$78,388.53	$3,057,152.67	$52,254.64	$3,919,098.00
[Illegible]	$47,438.50	$380,388.00	$10,051.47	$10,051.47	$66,823.68	$534,589.44	$66,843.48	$3,308,487.04	$78,388.53	$3,057,152.67			$7,190,669

[Illegible]	$15,849.50	$136,796.00	$10,356.06	$10,356.06	$68,848.64	$550,789.12	$68,869.04	$3,305,713.92	$80,763.94	$3,149,793.66	$25,737.36	$1,930,302.00	$9,073,751

SUBTOTAL	$158,495	$1,267,960	$30,459	$30,459	$202,496	$1,619,968	$202,556	$9,722,688	$237,541	$9,364,999	$77,992	$5,849,400	$27,754,574

		$1,267,960		$30,459		$1,619,968		$9,722,688		$9,364,999		$5,849,480	$27,754,574

													0%

SUBCONTRACT ATTACHMENT 10.14

Logistic Support Payment Plan	Attachment: 10.14 Date: 24 July 2006

Maintenance , Support and Test Maintenance and Support
Jul-06	$2,622,120
Aug-06	$1,059,118
Sep-06	$427,455
Oct-06	$427,455
Nov-06	$427,455
Dec-06	$522,774
Jan-07	$1,850,325
Feb-07	$522,774
Mar-07	$819,320
Apr-07	$819,320
May-07	$819,320
Jun-07	$1,031,139
Jul-07	$720,185
Aug-07	$2,609,382
Sep-07	$720,185
Oct-07	$720,185
Nov-07	$720,185
Dec-07	$720,185
Jan-08	$2,165,027
Feb-08	$409,230
Mar-08	$345,684
Apr-08	$345,684
May-08	$345,684
Jun-08	$451,594
Jul-08	$451,594
Aug-08	$190,637
M/S Total	$22,264,017
Test Support
Aug-06	$68,692
Oct-06	$68,692
Nov-06	$68,692
Test Total	$206,076
TOTAL SUPPORT EFFORT	$22,470,093

SUBCONTRACT ATTACHMENT 10.15

CONTRACTOR LOGISTICS SUPPORT EQUIPMENT LIST
Date: 02 August 2006

NOMENCLATURE	MINIMUM QUANTITY
Combat Helmet (Level IIIA)	70
RHINO Spec Ops Ballistic Vest—Silver Level IIIA	70
Desk	20
Table, Folding	20
Chair, Office	20
Metal Folding Chair	4 pack 15
Easel, Presentation	10
File Cabinet	25
Safe, Office	1
Whiteboard	12
Fan, Industrial Floor	15
Projector, Light Pro or Similar	3
Workstation, Computer	20
Printer, Laser	5
Satellite Phone, Iridium	3
Satellite Set w/VOIP/Internet Capability	1
Photocopier	1
Computer, Laptop	5
Computer, Toughbook	10
Vehicle, Pickup, 3/4 Ton	1
Vehicle, Pickup, Lightweight	2
Vehicle, Van	2
Tool Kit, Mechanic	25
Shop Set, Cougar Maintenance	3
Shop Set, Supplemental	2
Coats 5000 Tire Changer	1
Storage Racks	1
Parts Bins	1
Forklift, Gasoline or Diesel	1
Pallet Jacks	5
Hoist, Electric 15 Tom 105S-15	2
Lift, A-Frame 15T18-20	2

QuickLinks

  Exhibit 10.18
BAE SYSTEMS LAND & ARMAMENTS L.P., GROUND SYSTEMS DIVISION MODIFICATION NO: 01 SUBCONTRACT NO: SCT004135 SECTION 3—DESCRIPTION / SPECIFICATIONS / STATEMENT OF WORK 03 AUGUST 2006
BAE SYSTEMS LAND & ARMAMENTS LP, GROUND SYSTEMS DIVISION MODIFICATION NO: 01—SUBCONTRACT NO: SCT004135 SECTION 9—SUBCONTRACT CLAUSES 03 AUGUST 2006
SUBCONTRACT ATTACHMENT 10.2 FPII DESCRIPTION/SPECIFICATIONS/WORK STATEMENT Doc# ILV00033 Revision 001
TABLE OF CONTENTS
SUBCONTRACT ATTACHMENT 10.2 FPII DESCRIPTION/SPECIFICATIONS/WORK STATEMENT Doc# ILV00033 Revision 001
END OF NARRATIVE C 001
SUBCONTRACT ATTACHMENT 10.3 FPI SDRL Requirements
TABLE 1 CLASSIFICATION OF INSPECTION AND TESTS
SUBCONTRACT ATTACHEMENT 10.12 CERTIFICATE OF COMPLETION ILAV